================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-05221

                            SELIGMAN PORTFOLIOS, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
        ----------------------------------------------------------------
               (Address of principal executive offices)    (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
  ------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (612) 671-1947
                                                     --------------

Date of fiscal year end:     12/31
                             ------
Date of reporting period:    12/31
                             -----

================================================================================

Annual Report
                                                                 (SELIGMAN LOGO)

SELIGMAN PORTFOLIOS

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

SELIGMAN
CAPITAL PORTFOLIO

SELIGMAN CAPITAL PORTFOLIO SEEKS CAPITAL
APPRECIATION.

Seligman Capital Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   20

Statement of Operations............   21

Statements of Changes in Net
  Assets...........................   22

Financial Highlights...............   23

Notes to Financial Statements......   25

Report of Independent Registered
  Public Accounting Firm...........   36

Federal Income Tax Information.....   38

Board Members and Officers.........   39

Proxy Voting.......................   43




--------------------------------------------------------------------------------
2  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Capital Portfolio (the Fund) Class 1 shares advanced 48.70% for the
  12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell Midcap(R) Growth Index, which rose 46.29% during the 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper Mid-
  Cap Growth Funds Index, which rose 42.65% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                          SINCE
                                                                       INCEPTION*
                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS    8/30/00
---------------------------------------------------------------------------------
Seligman Capital Portfolio
---------------------------------------------------------------------------------
Class 1                           +48.70%   -3.37%   +1.49%   -0.28%        N/A
---------------------------------------------------------------------------------
Class 2                           +48.45%   -3.60%   +1.24%      N/A     -4.01%
---------------------------------------------------------------------------------
Russell Midcap Growth Index
  (unmanaged)                     +46.29%   -3.18%   +2.40%   -0.52%     -2.31%
---------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds
  Index                           +42.65%   -1.04%   +3.35%   -1.47%     -2.60%
---------------------------------------------------------------------------------



* For classes with less than 10 years performance.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown for Class 1 and Class 2 shares vary from each other because of differences in expenses but do not reflect expenses that apply to the variable account, annuity contract or life insurance policy, including any administration fees or sales charges. If reflected, returns would be lower than those shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450.

The performance of the Russell MidCap Growth Index does not reflect the effect of expenses. It is not possible to invest directly in an index.


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               SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                    X     MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

Seligman Capital Portfolio (the Fund) Class 1 shares advanced 48.70% for the 12 months ended Dec. 31, 2009. The Fund outperformed its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which advanced 46.29% during the same period. The Fund also outperformed its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which rose 42.65% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
In the information technology sector, where the Fund's stock selection was particularly strong, leading contributors included digital entertainment technology company ROVI, semiconductor stock MARVELL TECHNOLOGY GROUP, APPLE, maker of the iPhone and other personal computer devices, and SAVVIS, which provides Internet infrastructure services. Rovi has continued to grow its subscription services, particularly in Europe. Marvell Technology Group, maker of controllers for disk drives, also benefited from demand for its wireless chips which are used in




SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                     16.1%
------------------------------------------------
Consumer Staples                            3.9%
------------------------------------------------
Energy                                      3.2%
------------------------------------------------
Financials                                  5.3%
------------------------------------------------
Health Care                                13.0%
------------------------------------------------
Industrials                                13.4%
------------------------------------------------
Information Technology                     31.9%
------------------------------------------------
Materials                                   3.7%
------------------------------------------------
Telecommunication Services                  2.4%
------------------------------------------------
Utilities                                   1.6%
------------------------------------------------
Other(2)                                    5.5%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
               SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

Blackberries and iPhones. Our research on the Apple product line, including the iPhone and iMac, led to a large position in the stock, whose stock price more than doubled in price during the year. SAVVIS performed poorly in 2008, but was more effective at managing earnings expectations in 2009 and, consequently performed better.

The Fund's telecommunication services exposure contributed positively to relative return, largely due to positions in wireless services provider NII HOLDINGS, which experienced strong growth in South America, and SBA COMMUNICATIONS, a cell phone tower company that has benefited from competition between cell phone service providers.

Energy positioning also had a positive effect on return relative to the Russell Index. Favorable performance came from both oil and gas service companies and from exploration and production companies. Two key contributors were NOBLE ENERGY, an exploration and production company that saw big discoveries last year, and NOBLE CORP., an energy services company.

The Fund's positioning in the consumer discretionary sector detracted from relative return, despite strong performance from stocks such as

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Rovi                                        4.7%
------------------------------------------------
MasterCard Cl A                             3.8%
------------------------------------------------
Marvell Technology Group                    3.7%
------------------------------------------------
SAVVIS                                      3.6%
------------------------------------------------
Cognizant Technology Solutions Cl A         3.1%
------------------------------------------------
Medicis Pharmaceutical Cl A                 2.6%
------------------------------------------------
Blue Coat Systems                           2.4%
------------------------------------------------
Microsemi                                   2.3%
------------------------------------------------
Coinstar                                    2.2%
------------------------------------------------
Dole Food                                   2.1%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


ROYAL CARIBBEAN CRUISES and homebuilder NVR. Not having meaningful exposure to some stronger performing areas of the consumer discretionary sector, including media, specialty retail, textiles and internet retail was disadvantageous.

Positioning in consumer staples also detracted from relative return, primarily because the portfolio was underweight overall, and, therefore, had minimal exposure to better performing stocks in the sector. However, underweighting consumer staples was an effective decision because it allowed us to put more emphasis on sectors such as information technology which performed much better for the year. Within consumer staples, CAMPBELL SOUP was a key detractor.

CHANGES TO THE FUND'S PORTFOLIO
We reduced the Fund's information technology overweight, though the position is still larger than that of the Russell Index. Some technology stocks appreciated to the point where their prices were getting close to the targets we had set for them, so we took profits in selected holdings. We still see attractive growth potential in the technology sector. After substantial cost-cutting through much of the recession, we believe an increase in corporate technology spending is overdue. We have focused the Fund's technology position on areas we think will benefit from higher spending. These include computers and peripherals, information technology services and software.

By year-end, the Fund's energy weighting was slightly larger than that of the Russell Index, after being slightly underweight during 2009. We are starting to see more evidence that the energy sector is on the verge of a capital spending cycle. This gives us more confidence in the earning streams of energy companies, particularly those in the oil services group.

We moved the consumer staples weighting closer to that of the Russell Index, though it was still underweight at year end. We believe the severe underperformance of consumer staples stocks created some very strong valuation opportunities within that sector.

We believe the outlook for consumer spending remains challenging, given the unemployment rate and sporadic improvements in the housing market. Consequently, the Fund's consumer discretionary holdings favored retailers that we believe will appeal to frugal consumers.


--------------------------------------------------------------------------------
               SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

As of year-end, the Fund's weighting in cyclically-driven industrial firms was focused on both companies poised to grow as manufacturing improves and on those that we believe will benefit as the housing market strengthens.

OUR FUTURE STRATEGY
We expect the economy to improve markedly in 2010, as we expect manufacturing to pick up, business spending to improve and the employment picture to brighten. However, after the sharp rally in 2009, we believe much of the good news is already priced into stocks. Therefore, we expect investors to be more selective, rewarding specific companies that have top line growth and strong earnings. We also anticipate selected companies will benefit from increased merger and acquisition activity as firms emerging from the crisis period with excess cash may try to grow their businesses through acquisition.

In this environment, betting for or against particular industry sectors is likely to be less rewarding than choosing individual stocks that can maintain or increase their growth rate. Though stock market performance is probably not going to be as robust as it was last year, we still believe there will be opportunities, particularly among companies with attractive valuations, good free cash flow and definable catalysts to drive their results.

                   (PHOTO - ERIK VOSS)
                   Erik Voss, CFA(R)
                   Portfolio Manager



--------------------------------------------------------------------------------
8  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
               SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Capital Portfolio Class 1 shares (from 1/1/2000 to 12/31/2009) as compared to the performance of the Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Index and the Lipper Mid-Cap Growth Funds Average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN CAPITAL PORTFOLIO
Class 1 Cumulative value of $10,000                 $14,870    $9,022   $10,767     $9,718
------------------------------------------------------------------------------------------
     Average annual total return                    +48.70%    -3.37%    +1.49%     -0.28%
------------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)
     Cumulative value of $10,000                    $14,629    $9,075   $11,258     $9,490
------------------------------------------------------------------------------------------
     Average annual total return                    +46.29%    -3.18%    +2.40%     -0.52%
------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX(2)
     Cumulative value of $10,000                    $14,265    $9,692   $11,791     $8,622
------------------------------------------------------------------------------------------
     Average annual total return                    +42.65%    -1.04%    +3.35%     -1.47%
------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS AVERAGE(3)
     Cumulative value of $10,000                    $14,073    $9,051   $10,842    $10,800
------------------------------------------------------------------------------------------
     Average annual total return                    +40.73%    -3.27%    +1.63%     +0.11%
------------------------------------------------------------------------------------------


Results for Class 2 shares can be found on page 3.


--------------------------------------------------------------------------------
10  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN CAPITAL PORTFOLIO LINE GRAPH)

                   SELIGMAN CAPITAL                         LIPPER MID-CAP        LIPPER MID-CAP
                    PORTFOLIO CLASS    RUSSELL MIDCAP        GROWTH FUNDS          GROWTH FUNDS
                          1            GROWTH INDEX(1)         INDEX(2)             AVERAGE(3)
                   ----------------    ---------------    -----------------    --------------------
1/1/00              $    10,000         $   10,000          $   10,000            $    10,000
3/00                     12,126             12,112              11,426                 11,577
6/00                     12,867             11,215              10,430                 11,008
9/00                     14,565             11,498              10,761                 11,695
12/00                    10,850              8,825               8,387                 10,064
3/01                      8,388              6,611               6,459                  8,142
6/01                     10,305              7,681               7,342                  9,220
9/01                      7,157              5,546               5,554                  7,146
12/01                     9,117              7,047               6,620                  8,544
3/02                      8,615              6,922               6,431                  8,455
6/02                      7,046              5,658               5,470                  7,320
9/02                      5,638              4,686               4,522                  6,090
12/02                     6,110              5,116               4,735                  6,401
3/03                      5,881              5,115               4,659                  6,280
6/03                      6,743              6,074               5,482                  7,395
9/03                      7,230              6,509               5,778                  7,811
12/03                     8,313              7,301               6,412                  8,687
3/04                      8,806              7,653               6,663                  9,070
6/04                      8,872              7,734               6,751                  9,156
9/04                      8,187              7,399               6,426                  8,725
12/04                     9,028              8,431               7,312                  9,874
3/05                      9,020              8,290               7,024                  9,586
6/05                      9,293              8,574               7,244                  9,910
9/05                      9,934              9,136               7,771                 10,556
12/05                    10,155              9,451               8,012                 10,881
3/06                     10,819             10,170               8,772                 11,900
6/06                     10,059              9,692               8,364                 11,221
9/06                     10,214              9,778               8,258                 11,088
12/06                    10,774             10,458               8,895                 11,853
3/07                     11,451             10,872               9,317                 12,377
6/07                     12,424             11,605              10,203                 13,412
9/07                     13,359             11,854              10,802                 13,988
12/07                    12,548             11,653              10,799                 13,843
3/08                     10,950             10,377               9,418                 12,057
6/08                     12,467             10,859               9,889                 12,687
9/08                      9,173              8,932               8,192                 10,554
12/08                     6,535              6,488               6,043                  7,708
3/09                      6,499              6,269               5,780                  7,404
6/09                      7,766              7,565               6,884                  8,691
9/09                      9,320              8,895               8,161                 10,206
12/09                     9,718              9,490               8,622                 10,800




(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, as determined by the Frank Russell Company. The stocks are also members of the Russell 1000 Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Growth Funds Index (the Lipper Index) includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(3) The Lipper Mid-Cap Growth Funds Average (the Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The Lipper Average's returns include net reinvested dividends.*
* On Jan. 1, 2010, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the

--------------------------------------------------------------------------------
12  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class 1
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,251.40        $7.60(c)       1.34%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.45        $6.82(c)       1.34%
------------------------------------------------------------------------------------------

Class 2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,250.00        $9.02(c)       1.59%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.19        $8.08(c)       1.59%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Dec. 31, 2009: +25.14% for Class 1 and +25.00% for Class 2.
(c) Beginning May 1, 2010, RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.99% for Class 1 and 1.24% for Class 2. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $5.62 for Class 1 and $7.03 for Class 2 and the hypothetical expenses paid would have been $5.04 for Class 1 and $6.31 for Class 2.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (95.0%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.9%)
Goodrich                                                   860                $55,255
ITT                                                      1,000                 49,740
Precision Castparts                                      1,100                121,385
                                                                      ---------------
Total                                                                         226,380
-------------------------------------------------------------------------------------

AIRLINES (0.8%)
Delta Air Lines                                          5,760(b)              65,549
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.4%)
Alexion Pharmaceuticals                                    830(b)              40,521
Dendreon                                                 2,580(b,e)            67,802
Vertex Pharmaceuticals                                   1,800(b)              77,130
                                                                      ---------------
Total                                                                         185,453
-------------------------------------------------------------------------------------

CAPITAL MARKETS (0.7%)
Invesco                                                  2,300                 54,027
-------------------------------------------------------------------------------------

CHEMICALS (1.8%)
Celanese Series A                                        1,300                 41,730
Ecolab                                                     800                 35,664
Potash Corp of Saskatchewan                                560(c)              60,760
                                                                      ---------------
Total                                                                         138,154
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison                                           1,090                 39,774
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.6%)
Blue Coat Systems                                        6,060(b,e)           172,952
Brocade Communications Systems                           4,690(b,e)            35,785
F5 Networks                                              1,320(b)              69,934
                                                                      ---------------
Total                                                                         278,671
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.9%)
Seagate Technology                                       3,790(c)              68,940
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.6%)
Fluor                                                      800                 36,032
Foster Wheeler                                           4,060(b)             119,526
Quanta Services                                          1,990(b)              41,472
                                                                      ---------------
Total                                                                         197,030
-------------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
Capital One Financial                                    2,020                 77,447
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (2.0%)
Coinstar                                                 5,697(b,e)           158,263
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Interactive Brokers Group Cl A                           2,340(b,e)            41,465
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Qwest Communications Intl                               13,500                 56,835
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
ITC Holdings                                             2,400(e)             125,016
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
General Cable                                            2,010(b,e)            59,134
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.6%)
Cameron Intl                                             1,160(b)              48,488
Natl Oilwell Varco                                       2,670                117,720
Noble                                                      910(c)              37,037
                                                                      ---------------
Total                                                                         203,245
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.0%)
Dole Food                                               12,575(b,e)           156,056
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Alcon                                                      580(c)              95,323
Intuitive Surgical                                         120(b)              36,398
                                                                      ---------------
Total                                                                         131,721
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (1.5%)
Express Scripts                                            850(b)             $73,483
WellPoint                                                  690(b)              40,220
                                                                      ---------------
Total                                                                         113,703
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.0%)
Cerner                                                     920(b,e)            75,845
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Bally Technologies                                       2,440(b,e)           100,747
Scientific Games Cl A                                    2,430(b,e)            35,357
                                                                      ---------------
Total                                                                         136,104
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.7%)
Lennar Cl A                                              4,850                 61,935
Meritage Homes                                           5,500(b,e)           106,314
NVR                                                         60(b)              42,643
                                                                      ---------------
Total                                                                         210,892
-------------------------------------------------------------------------------------

INSURANCE (3.1%)
AFLAC                                                    1,610                 74,463
Principal Financial Group                                1,619                 38,921
Prudential Financial                                     2,535                126,141
                                                                      ---------------
Total                                                                         239,525
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (4.4%)
Equinix                                                    690(b,e)            73,244
SAVVIS                                                  18,876(b)             265,207
                                                                      ---------------
Total                                                                         338,451
-------------------------------------------------------------------------------------

IT SERVICES (6.5%)
Cognizant Technology Solutions Cl A                      4,970(b)             225,141
MasterCard Cl A                                          1,090                279,018
                                                                      ---------------
Total                                                                         504,159
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (3.2%)
Illumina                                                 3,110(b,e)            95,321
Millipore                                                1,010(b)              73,074
Waters                                                   1,220(b)              75,591
                                                                      ---------------
Total                                                                         243,986
-------------------------------------------------------------------------------------

MACHINERY (2.0%)
Cummins                                                    950                 43,567
Joy Global                                               2,190(e)             112,982
                                                                      ---------------
Total                                                                         156,549
-------------------------------------------------------------------------------------

MEDIA (0.9%)
CBS Cl B                                                 4,870(e)              68,424
-------------------------------------------------------------------------------------

METALS & MINING (1.9%)
Agnico-Eagle Mines                                       1,350(c)              72,900
United States Steel                                      1,400(e)              77,168
                                                                      ---------------
Total                                                                         150,068
-------------------------------------------------------------------------------------

MULTILINE RETAIL (3.7%)
Big Lots                                                 2,110(b,e)            61,148
Dollar General                                           5,913(b)             132,629
Kohl's                                                   1,740(b)              93,838
                                                                      ---------------
Total                                                                         287,615
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.2%)
Atlas Energy                                             3,570                107,708
Massey Energy                                            1,340                 56,293
Noble Energy                                               570                 40,595
Southwestern Energy                                        820(b)              39,524
                                                                      ---------------
Total                                                                         244,120
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.9%)
Avon Products                                            4,660                146,790
-------------------------------------------------------------------------------------

PHARMACEUTICALS (3.4%)
Medicis Pharmaceutical Cl A                              7,110                192,325
Perrigo                                                  1,670(e)              66,533
                                                                      ---------------
Total                                                                         258,858
-------------------------------------------------------------------------------------

ROAD & RAIL (1.9%)
CSX                                                      2,130                103,284
JB Hunt Transport Services                               1,260(e)              40,660
                                                                      ---------------
Total                                                                         143,944
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.3%)
Intersil Cl A                                            7,600(e)             116,584
Marvell Technology Group                                12,960(b,c)           268,919
Microsemi                                                9,430(b,e)           167,383
                                                                      ---------------
Total                                                                         552,886
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOFTWARE (6.8%)
Activision Blizzard                                      6,510(b)             $72,326
Citrix Systems                                           1,800(b)              74,898
McAfee                                                     820(b)              33,267
Rovi                                                    10,902(b)             347,446
                                                                      ---------------
Total                                                                         527,937
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (5.0%)
American Eagle Outfitters                                9,190                156,047
Dick's Sporting Goods                                    4,220(b)             104,951
GUESS?                                                   2,980                126,054
                                                                      ---------------
Total                                                                         387,052
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (2.0%)
Aegean Marine Petroleum Network                          5,540(c)             152,239
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
NII Holdings                                             2,770(b)              93,017
SBA Communications Cl A                                  1,100(b,e)            37,576
                                                                      ---------------
Total                                                                         130,593
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $5,929,596)                                                         $7,332,900
-------------------------------------------------------------------------------------



MONEY MARKET FUND (5.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                425,232(d)            $425,232
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $425,232)                                                             $425,232
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (21.3%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     1,645,551             $1,645,551
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $1,645,551)                                                         $1,645,551
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $8,000,379)(f)                                                      $9,403,683
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 9.79% of net assets.

(d) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(e) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.


--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $8,183,369 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $1,344,826
     Unrealized depreciation                           (124,512)
     ----------------------------------------------------------
     Net unrealized appreciation                     $1,220,314
     ----------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
     Common Stocks(a)             $7,332,900           $--             $--        $7,332,900
--------------------------------------------------------------------------------------------
Total Equity Securities            7,332,900            --              --         7,332,900
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
     Fund(b)                         425,232            --              --           425,232
  Investments of Cash
     Collateral Received
     for Securities on Loan        1,645,551            --              --         1,645,551
--------------------------------------------------------------------------------------------
Total Other                        2,070,783            --              --         2,070,783
--------------------------------------------------------------------------------------------
Total                             $9,403,683           $--             $--        $9,403,683
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $5,929,596)                      $ 7,332,900
  Affiliated money market fund (identified cost $425,232)                     425,232
  Investments of cash collateral received for securities on loan
    (identified cost $1,645,551)                                            1,645,551
-------------------------------------------------------------------------------------
Total investments in securities (identified cost $8,000,379)                9,403,683
Capital shares receivable                                                          95
Dividends and accrued interest receivable                                       2,797
-------------------------------------------------------------------------------------
Total assets                                                                9,406,575
-------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                          5,854
Payable upon return of securities loaned                                    1,645,551
Accrued investment management services fees                                     2,271
Accrued distribution fees                                                       1,017
Accrued transfer agency fees                                                      384
Accrued administrative services fees                                              384
Other accrued expenses                                                         28,212
-------------------------------------------------------------------------------------
Total liabilities                                                           1,683,673
-------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 7,722,902
-------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                          $       594
Additional paid-in capital                                                 15,790,608
Excess of distributions over net investment income                             (6,911)
Accumulated net realized gain (loss)                                       (9,464,693)
Unrealized appreciation (depreciation) on investments and on translation
  of assets and liabilities in foreign currencies                           1,403,304
-------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 7,722,902
-------------------------------------------------------------------------------------
*Value of securities on loan                                              $ 1,595,620
-------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                            NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class 1                     $2,794,644              211,823                      $13.19
Class 2                     $4,928,258              381,965                      $12.90
---------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                              46,873
Interest                                                                3,694
Income distributions from affiliated money market fund                    416
Income from securities lending -- net                                   2,135
  Less foreign taxes withheld                                            (993)
-----------------------------------------------------------------------------
Total income                                                           52,125
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                    24,523
Distribution fees -- Class 2                                           10,460
Transfer agency fees
  Class 1                                                               3,030
  Class 2                                                               4,554
Administrative services fees                                            2,792
Compensation of board members                                             203
Custodian fees                                                         18,601
Printing and postage                                                   13,833
Professional fees                                                      23,731
Other                                                                   1,033
-----------------------------------------------------------------------------
Total expenses                                                        102,760
-----------------------------------------------------------------------------
Investment income (loss) -- net                                       (50,635)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                    (112,012)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                2,820,116
-----------------------------------------------------------------------------
Net gain (loss) on investments                                      2,708,104
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $2,657,469
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                       2009         2008
OPERATIONS
Investment income (loss) -- net                                    $   (50,635) $   (72,460)
Net realized gain (loss) on investments                               (112,012)  (3,182,383)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 2,820,116   (1,775,876)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      2,657,469   (5,030,719)
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class 1 shares                                                        41,379       68,375
  Class 2 shares                                                       760,536    1,804,456
Payments for redemptions
  Class 1 shares                                                      (506,596)    (913,055)
  Class 2 shares                                                    (1,009,101)    (998,243)
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (713,782)     (38,467)
-------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              1,943,687   (5,069,186)
Net assets at beginning of year                                      5,779,215   10,848,401
-------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 7,722,902  $ 5,779,215
-------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $    (6,911) $      (541)
-------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.87       $17.03      $14.62      $13.78      $12.25
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.07)        (.10)       (.14)       (.05)       (.06)
Net gains (losses) (both realized and
 unrealized)                                         4.39        (8.06)       2.55         .89        1.59
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.32        (8.16)       2.41         .84        1.53
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.19        $8.87      $17.03      $14.62      $13.78
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       48.70%      (47.92%)     16.48%       6.10%      12.49%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.43%        1.32%       1.18%       1.05%       1.03%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.63%)       (.71%)      (.83%)      (.33%)      (.50%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3           $2          $5          $6          $8
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              144%         240%        196%        203%        174%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.69       $16.74      $14.40      $13.61      $12.13
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.09)        (.13)       (.18)       (.08)       (.09)
Net gains (losses) (both realized and
 unrealized)                                         4.30        (7.92)       2.52         .87        1.57
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.21        (8.05)       2.34         .79        1.48
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.90        $8.69      $16.74      $14.40      $13.61
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       48.45%      (48.09%)     16.25%       5.80%      12.20%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.63%        1.57%       1.43%       1.30%       1.28%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.85%)       (.96%)     (1.08%)      (.58%)      (.75%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5           $3          $5          $5          $5
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              144%         240%        196%        203%        174%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Capital Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940
Act) as a diversified, opened-end management investment company. The Fund has 100 million authorized shares of capital stock. The Fund primarily invests in the common stock of medium sized U.S. companies.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually,

--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to 0.355% of the Fund's average daily net assets. Prior to May 11, 2009, the Investment Manager received an annual fee equal to 0.40% of the Fund's average daily net assets. The management fee for the year ended Dec. 31, 2009 was 0.37% of the Fund's average daily net assets. The reduction in the investment management services fee on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.


--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $40.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays the Distributor a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  0.99%
Class 2.............................................  1.24


* In addition to the fees and expenses which each Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated $8,996,985 and $9,532,008, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009     2008
---------------------------------------------------------------
CLASS 1
Sold                                             3,383    4,505
Redeemed                                       (49,615) (63,152)
---------------------------------------------------------------
Net increase (decrease)                        (46,232) (58,647)
---------------------------------------------------------------
CLASS 2
Sold                                            74,072  146,298
Redeemed                                       (93,782) (70,421)
---------------------------------------------------------------
Net increase (decrease)                        (19,710)  75,877
---------------------------------------------------------------


6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $1,595,620 were on loan, secured by cash collateral of $1,645,551 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the

--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $2,135 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $2,847,237 and $2,422,005, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, investments in partnerships, post-October losses and losses deferred due to wash sales.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $44,265 and accumulated net realized loss has been increased by $3,459 resulting in a net reclassification adjustment to decrease paid-in capital by $40,806.

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $        --
Undistributed accumulated long-term gain.......  $        --
Accumulated realized loss......................  $(9,288,464)
Unrealized appreciation (depreciation).........  $ 1,220,164


For federal income tax purposes, the Fund had a capital loss carry-over of $9,244,901 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:


   2010          2016          2017
$6,090,929    $1,961,725    $1,192,247


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $43,563 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through

--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered

--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to

--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
SELIGMAN CAPITAL PORTFOLIO


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


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36  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Capital Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  37

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Dec. 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
38  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  39

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
40  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  41

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
42  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  43

SELIGMAN CAPITAL PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman(R) mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                              SL-9914 A (3/10)

Annual Report
                                                                 (SELIGMAN LOGO)

SELIGMAN PORTFOLIOS

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

SELIGMAN COMMON
STOCK PORTFOLIO

SELIGMAN COMMON STOCK PORTFOLIO SEEKS TOTAL RETURN
THROUGH A COMBINATION OF CAPITAL APPRECIATION AND
CURRENT INCOME.

Seligman Common Stock Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   20

Statement of Operations............   21

Statements of Changes in Net
  Assets...........................   22

Financial Highlights...............   23

Notes to Financial Statements......   24

Report of Independent Registered
  Public Accounting Firm...........   38

Federal Income Tax Information.....   40

Board Members and Officers.........   41

Proxy Voting.......................   45




--------------------------------------------------------------------------------
2  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Common Stock Portfolio (the Fund) shares advanced 20.72% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P
  500 Index), which rose 26.46% during the 12-month period.

> The Fund also underperformed its peer group, as represented by the Lipper
  Large-Cap Core Funds Index, which rose 28.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Seligman Common Stock Portfolio   +20.72%  -13.27%   -4.89%   -4.46%
---------------------------------------------------------------------
S&P 500 Index (unmanaged)         +26.46%   -5.63%   +0.42%   -0.95%
---------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index                           +28.15%   -4.91%   +0.61%   -1.20%
---------------------------------------------------------------------


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy, including any administration fees or sales charges. If reflected, returns would be lower than those shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450.

The performance of the S&P 500 Index does not reflect the effect of expenses. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
          SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



--------------------------------------------------------------------------------
4  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

Seligman Common Stock Portfolio (the Fund) shares advanced 20.72% for the 12 months ended Dec. 31, 2009. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500 Index), which rose 26.46% during the 12-month period. The Fund also underperformed its peer group, as represented by the Lipper Large-Cap Core Funds Index, which rose 28.15% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The fiscal year began amid fears that the U.S. economy would remain mired in the economic downturn and that the country's banking system would become insolvent. However, the extraordinary policy response by the Federal Reserve Board (the
Fed) and the U.S. government managed to stabilize the financial system, and the economy once again began to grow. In response, financial markets staged a powerful rally that regained much, but not all, of the value lost in the downturn.

Because we believe no single measure of investment potential can be successful all of the time, we use multiple quantitative models to select

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                      9.3%
------------------------------------------------
Consumer Staples                            6.9%
------------------------------------------------
Energy                                     13.5%
------------------------------------------------
Financials                                 19.4%
------------------------------------------------
Health Care                                16.7%
------------------------------------------------
Industrials                                 5.0%
------------------------------------------------
Information Technology                     16.3%
------------------------------------------------
Materials                                   5.1%
------------------------------------------------
Telecommunication Services                  5.0%
------------------------------------------------
Utilities                                   1.0%
------------------------------------------------
Other(2)                                    1.8%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
          SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


portfolio holdings. Our strategy incorporates value, quality and momentum themes, providing style diversification that may help reduce risk and improve potential for return consistency. During the year, we enhanced our value approach by introducing a quality-adjusted multi-factor theme which includes more quality factors in an effort to reduce volatility. During this past fiscal year, the momentum and quality themes underperformed the S&P 500 Index, while the value theme outperformed.

In terms of sector positioning, both allocations and security selection had an unfavorable effect on return relative to the S&P 500 Index. Security selection was the primary factor, as we would expect from our bottom-up investment approach. Stock selection in the materials, energy and industrials sectors added value, while selection among consumer discretionary, financial and information technology stocks detracted.

The Fund's weightings in utilities and telecommunications were smaller than those of the S&P 500 Index, which was advantageous. Having a larger weighting in consumer discretionary stocks also helped. However, other sector weightings were less favorable.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Chevron                                     5.9%
------------------------------------------------
Pfizer                                      4.9%
------------------------------------------------
Apple                                       4.8%
------------------------------------------------
Bank of America                             3.5%
------------------------------------------------
IBM                                         3.4%
------------------------------------------------
Goldman Sachs Group                         3.2%
------------------------------------------------
Johnson & Johnson                           2.8%
------------------------------------------------
AT&T                                        2.8%
------------------------------------------------
Cisco Systems                               2.7%
------------------------------------------------
Coca-Cola                                   2.3%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Among the largest individual contributors were DOW CHEMICAL, which was preferred by our value and quality themes, IBM, which was favored by our momentum theme, pharmaceutical firm MERCK & CO, which was initially favored by our quality theme and then by both our momentum and quality-adjusted multi-factor value themes, health insurance company CIGNA, which was first preferred by our value and quality themes and then by all themes, and financial services company MORGAN STANLEY, which was initially selected by our value theme and then also by momentum.

Notable detractors included CITIGROUP, chosen by our value theme, pharmaceutical firm PFIZER, chosen by our value and quality themes, oil company CHEVRON, which was preferred by our momentum and quality themes, MCDONALD'S, selected by our momentum theme, and WAL-MART STORES, which was initially preferred by the momentum and quality models, and then just by quality later in the year.

CHANGES TO THE FUND'S PORTFOLIO
Because we use a disciplined, quantitative process to select stocks for the Fund, we do not emphasize or de-emphasize particular sectors based on economic or equity market outlooks. However, individual stock selection by our quantitative-based themes can lead to preferences for some sectors over others. During the year, the Fund's weightings in the industrials and consumer staples sectors moved from being about equal to those of the S&P 500 Index to being significantly smaller. The Fund's consumer discretionary weighting shifted from a small overweight to an underweight, relative to the S&P 500 Index. The Fund's financials weighting was larger than that of the S&P 500 Index and the overweight increased during the year. The Fund's weighting in information technology moved closer to that of the S&P 500 Index, though it is still slightly smaller than the index weighting. The telecommunications services weighting went from an underweight to an overweight.

OUR FUTURE STRATEGY
2009 was a rewarding year for investors. Both U.S. and global stocks advanced strongly, with riskier areas like emerging market equities and high-yield bonds gaining even more. The broad-based rally was largely fueled by fiscal and monetary policies put in place to reignite the global economy. Going forward, we expect returns to be more modest and

--------------------------------------------------------------------------------
          SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

potentially more volatile as performance becomes more dependent on economic factors. We think continued stabilization of the housing market and increased business investment are needed to drive short-term growth.

Longer term, we think consumers will have to play a bigger role in order to sustain an economic recovery. We are also mindful that the global economy has shifted away from debt-fueled growth toward new growth drivers such as consumers in emerging nations and innovation in the biotechnology and alternative energy areas. Overall, our strategy has been showing greater preference for stocks in developed and emerging markets as the global economy picks up steam. We believe stocks will outpace fixed-income and cash over the near term and we are optimistic that 2010 can deliver solid equity performance, though we expect it to be significantly lower than what we saw in 2009.



(PHOTO - DIMITRIS BERTSIMAS)           (PHOTO - GINA MOURTZINOU)

Dimitris Bertsimas, Ph.D.              Gina Mourtzinou, Ph.D.
Senior Portfolio Manager               Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
8  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Common Stock Portfolio (from 1/1/2000 to 12/31/2009) as compared to the performance of the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Core Funds Average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450. Also see "Past Performance" in the Fund's current prospectus.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN COMMON STOCK PORTFOLIO
     Cumulative value of $10,000                    $12,072    $6,525    $7,784    $6,331
------------------------------------------------------------------------------------------
     Average annual total return                    +20.72%   -13.27%    -4.89%    -4.46%
------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
     Cumulative value of $10,000                    $12,646    $8,405   $10,211    $9,091
------------------------------------------------------------------------------------------
     Average annual total return                    +26.46%    -5.63%    +0.42%    -0.95%
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,815    $8,598   $10,307    $8,858
------------------------------------------------------------------------------------------
     Average annual total return                    +28.15%    -4.91%    +0.61%    -1.20%
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS AVERAGE(3)
     Cumulative value of $10,000                    $12,713    $8,487   $10,232    $9,671
------------------------------------------------------------------------------------------
     Average annual total return                    +27.13%    -5.32%    +0.46%    -0.49%
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
10  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN COMMON STOCK PORTFOLIO LINE GRAPH)

                   SELIGMAN COMMON                          LIPPER LARGE-CAP      LIPPER LARGE-CAP
                   STOCK PORTFOLIO         S&P 500             CORE FUNDS            CORE FUNDS
                                           INDEX(1)             INDEX(2)             AVERAGE(3)
                   ---------------    -----------------    -----------------    -------------------
1/1/00                $10,000             $10,000              $10,000              $10,000
3/00                   10,078              10,229               10,427               10,345
6/00                    9,975               9,958               10,189               10,104
9/00                    9,860               9,861               10,151               10,229
12/00                   8,946               9,090                9,263                9,692
3/01                    7,947               8,012                8,109                8,609
6/01                    8,444               8,481                8,541                9,063
9/01                    7,035               7,236                7,320                7,745
12/01                   7,851               8,009                8,074                8,570
3/02                    7,960               8,031                8,080                8,605
6/02                    6,924               6,955                7,076                7,543
9/02                    5,635               5,754                5,963                6,289
12/02                   5,719               6,239                6,360                6,750
3/03                    5,535               6,043                6,162                6,495
6/03                    6,290               6,973                7,005                7,480
9/03                    6,473               7,157                7,160                7,660
12/03                   7,222               8,029                7,937                8,571
3/04                    7,438               8,165                8,017                8,707
6/04                    7,527               8,305                8,115                8,800
9/04                    7,385               8,150                7,923                8,628
12/04                   8,135               8,902                8,595                9,413
3/05                    7,880               8,711                8,401                9,253
6/05                    7,999               8,830                8,509                9,375
9/05                    8,142               9,149                8,831                9,751
12/05                   8,300               9,340                9,087                9,953
3/06                    8,696               9,733                9,467               10,371
6/06                    8,414               9,593                9,284               10,189
9/06                    9,025              10,136                9,682               10,685
12/06                   9,703              10,815               10,303               11,365
3/07                    9,804              10,884               10,392               11,450
6/07                   10,445              11,567               11,058               12,177
9/07                   10,553              11,802               11,263               12,395
12/07                   9,548              11,409               10,986               12,041
3/08                    8,404              10,332                9,943               10,891
6/08                    8,216              10,050                9,800               10,707
9/08                    7,065               9,209                8,881                9,732
12/08                   5,244               7,188                6,913                7,610
3/09                    4,554               6,396                6,247                6,856
6/09                    5,194               7,415                7,283                7,958
9/09                    6,019               8,573                8,395                9,161
12/09                   6,331               9,091                8,858                9,671




(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index (the Lipper Index) includes the 30 largest large-cap core funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(3) The Lipper Large-Cap Core Funds Average (the Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value relative to the S&P 500 Index. The Lipper Average's returns include net reinvested dividends.*
* On Jan. 1, 2010, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.


--------------------------------------------------------------------------------
12  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Actual(b)                           $1,000       $1,219.00        $7.05(c)       1.26%
------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)       $1,000       $1,018.85        $6.41(c)       1.26%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +21.90% for the six months ended Dec. 31, 2009.
(c) Beginning May 1, 2010, RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.91%. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $5.09 and the hypothetical expenses paid would have been $4.63.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------


DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.6%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.7%)
General Dynamics                                          322                 $21,951
Northrop Grumman                                          253                  14,130
Raytheon                                                  197                  10,149
                                                                      ---------------
Total                                                                          46,230
-------------------------------------------------------------------------------------

BEVERAGES (3.4%)
Coca-Cola                                               1,120                  63,841
Coca-Cola Enterprises                                     467                   9,900
PepsiCo                                                   334                  20,307
                                                                      ---------------
Total                                                                          94,048
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Biogen Idec                                                96(b)                5,136
-------------------------------------------------------------------------------------

CAPITAL MARKETS (5.2%)
Charles Schwab                                            518(e)                9,749
Franklin Resources                                         53                   5,584
Goldman Sachs Group                                       518                  87,458
Morgan Stanley                                          1,340                  39,664
                                                                      ---------------
Total                                                                         142,455
-------------------------------------------------------------------------------------

CHEMICALS (1.3%)
Air Products & Chemicals                                  102                   8,268
Dow Chemical                                              945                  26,110
                                                                      ---------------
Total                                                                          34,378
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.8%)
BB&T                                                      312(e)                7,915
Fifth Third Bancorp                                       633                   6,172
PNC Financial Services Group                              465                  24,547
SunTrust Banks                                            469(e)                9,516
Wells Fargo & Co                                        1,060                  28,610
                                                                      ---------------
Total                                                                          76,760
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.7%)
Cisco Systems                                           3,119(b)               74,669
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (9.6%)
Apple                                                     623(b)              131,367
Dell                                                      920(b)               13,211
IBM                                                       701                  91,761
NetApp                                                    411(b)               14,134
Western Digital                                           311(b)               13,731
                                                                      ---------------
Total                                                                         264,204
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Capital One Financial                                     303(e)               11,617
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.0%)
Bank of America                                         6,287                  94,683
Citigroup                                              10,759                  35,612
IntercontinentalExchange                                   64(b,e)              7,187
                                                                      ---------------
Total                                                                         137,482
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
AT&T                                                    2,676                  75,008
CenturyTel                                                131                   4,744
Verizon Communications                                  1,494                  49,496
                                                                      ---------------
Total                                                                         129,248
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
FirstEnergy                                               160                   7,432
Progress Energy                                           129                   5,290
                                                                      ---------------
Total                                                                          12,722
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.2%)
Corning                                                 1,346                  25,991
Tyco Electronics                                          298(c)                7,316
                                                                      ---------------
Total                                                                          33,307
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.5%)
Baker Hughes                                              323(e)               13,075
Ensco Intl ADR                                            245(c)                9,785
Natl Oilwell Varco                                        389                  17,151
                                                                      ---------------
Total                                                                          40,011
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD & STAPLES RETAILING (2.0%)
Walgreen                                                  264                  $9,694
Wal-Mart Stores                                           825                  44,096
                                                                      ---------------
Total                                                                          53,790
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Archer-Daniels-Midland                                    681                  21,322
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
CareFusion                                                 88(b)                2,201
St. Jude Medical                                          141(b)                5,186
                                                                      ---------------
Total                                                                           7,387
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.7%)
Aetna                                                     440                  13,948
Cardinal Health                                           375                  12,090
CIGNA                                                     799                  28,181
McKesson                                                  122                   7,625
UnitedHealth Group                                      1,596                  48,646
WellPoint                                                 322(b)               18,769
                                                                      ---------------
Total                                                                         129,259
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.1%)
McDonald's                                                616                  38,463
Starbucks                                                 861(b)               19,855
                                                                      ---------------
Total                                                                          58,318
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Procter & Gamble                                          238                  14,430
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.6%)
General Electric                                        4,007                  60,625
Tyco Intl                                                 267(c)                9,527
                                                                      ---------------
Total                                                                          70,152
-------------------------------------------------------------------------------------

INSURANCE (5.8%)
AFLAC                                                     145                   6,706
Allstate                                                1,474                  44,280
Chubb                                                     194                   9,541
Hartford Financial Services Group                         463                  10,769
Lincoln Natl                                              305                   7,588
MetLife                                                   350                  12,373
Principal Financial Group                                 476(e)               11,443
Progressive                                               582(b)               10,470
Prudential Financial                                      234                  11,644
Torchmark                                                 134(e)                5,889
Travelers Companies                                       573                  28,570
                                                                      ---------------
Total                                                                         159,273
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.0%)
Amazon.com                                                212(b)               28,518
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.5%)
eBay                                                      598(b,e)             14,077
-------------------------------------------------------------------------------------

IT SERVICES (1.1%)
Automatic Data Processing                                 149                   6,380
Cognizant Technology Solutions Cl A                       350(b)               15,856
Computer Sciences                                         146(b)                8,399
                                                                      ---------------
Total                                                                          30,635
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Life Technologies                                         123(b)                6,424
-------------------------------------------------------------------------------------

MACHINERY (0.8%)
Illinois Tool Works                                       207                   9,934
Ingersoll-Rand                                            365(c)               13,045
                                                                      ---------------
Total                                                                          22,979
-------------------------------------------------------------------------------------

MEDIA (1.8%)
CBS Cl B                                                  921                  12,940
News Corp Cl A                                          1,544                  21,137
Viacom Cl B                                               497(b)               14,776
                                                                      ---------------
Total                                                                          48,853
-------------------------------------------------------------------------------------

METALS & MINING (3.9%)
Alcoa                                                   1,333                  21,488
Allegheny Technologies                                    151(e)                6,760
Freeport-McMoRan Copper & Gold                            469(b)               37,656
Newmont Mining                                            351                  16,606
Nucor                                                     140(e)                6,531
United States Steel                                       325(e)               17,914
                                                                      ---------------
Total                                                                         106,955
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
JC Penney                                                 339(e)                9,020
Kohl's                                                    162(b)                8,737
                                                                      ---------------
Total                                                                          17,757
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MULTI-UTILITIES (0.6%)
Consolidated Edison                                       134                  $6,088
PG&E                                                      209                   9,331
                                                                      ---------------
Total                                                                          15,419
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (12.1%)
Chevron                                                 2,085                 160,525
ConocoPhillips                                          1,179                  60,212
Hess                                                      224                  13,552
Marathon Oil                                            1,119                  34,935
Murphy Oil                                                181                   9,810
Occidental Petroleum                                      433                  35,225
Valero Energy                                           1,128                  18,894
                                                                      ---------------
Total                                                                         333,153
-------------------------------------------------------------------------------------

PHARMACEUTICALS (11.4%)
Abbott Laboratories                                       430                  23,216
Allergan                                                   85                   5,356
Forest Laboratories                                       352(b)               11,303
Johnson & Johnson                                       1,202                  77,421
Merck & Co                                              1,725                  63,032
Pfizer                                                  7,331                 133,350
                                                                      ---------------
Total                                                                         313,678
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Broadcom Cl A                                             478(b)               15,033
NVIDIA                                                    827(b,e)             15,448
                                                                      ---------------
Total                                                                          30,481
-------------------------------------------------------------------------------------

SOFTWARE (0.1%)
Intuit                                                    123(b)                3,777
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.9%)
Bed Bath & Beyond                                         159(b)                6,142
Best Buy                                                  163                   6,432
Gap                                                       369                   7,731
Home Depot                                              1,981                  57,310
Sherwin-Williams                                           55(e)                3,391
                                                                      ---------------
Total                                                                          81,006
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Coach                                                     353                  12,895
Nike Cl B                                                 137                   9,052
                                                                      ---------------
Total                                                                          21,947
-------------------------------------------------------------------------------------

TOBACCO (0.3%)
Lorillard                                                  93                   7,461
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Sprint Nextel                                           2,810(b)               10,285
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $2,438,536)                                                         $2,709,603
-------------------------------------------------------------------------------------





EQUITY-LINKED NOTES (0.4%)(h)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

Lehman Brothers Holdings
 Sr Unsecured
 09-14-08                            53.31%            $33,000(b,d,f,g)        $4,568
 10-02-08                            39.50              33,000(b,d,f,g)         5,068
                                                                      ---------------
Total                                                                           9,636
-------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED NOTES
(Cost: $66,000)                                                                $9,636
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                50,094(i)              $50,094
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $50,094)                                                               $50,094
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (4.8%)
                                                       SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                      132,735                $132,735
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $132,735)                                                             $132,735
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,687,365)(j)                                                      $2,902,068
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities represented 1.44% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $9,636 or 0.35% of net assets.

(e) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f)  This position is in bankruptcy.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $9,636 representing 0.35% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                             ACQUISITION
     SECURITY                                   DATES           COST
     ----------------------------------------------------------------
     Lehman Brothers Holdings Sr Unsecured
       53.31% 2008                             03-07-08       $33,000
       39.50% 2008                             03-26-08        33,000


(h) Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(i) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(j) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $2,702,498 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $400,059
     Unrealized depreciation                          (200,489)
     ---------------------------------------------------------
     Net unrealized appreciation                      $199,570
     ---------------------------------------------------------





--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                $2,709,603             $--           $--        $2,709,603
--------------------------------------------------------------------------------------------
Total Equity Securities            2,709,603              --            --         2,709,603
--------------------------------------------------------------------------------------------
Other
  Equity-Linked Notes                     --           9,636            --             9,636
  Affiliated Money Market
    Fund(b)                           50,094              --            --            50,094
  Investments of Cash
    Collateral Received for
    Securities on Loan               132,735              --            --           132,735
--------------------------------------------------------------------------------------------
Total Other                          182,829           9,636            --           192,465
--------------------------------------------------------------------------------------------
Total                             $2,892,432          $9,636           $--        $2,902,068
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $2,504,536)               $ 2,719,239
  Affiliated money market fund (identified cost $50,094)                50,094
  Investments of cash collateral received for securities on loan
    (identified cost $132,735)                                         132,735
------------------------------------------------------------------------------
Total investments in securities (identified cost $2,687,365)         2,902,068
Dividends and accrued interest receivable                                2,707
------------------------------------------------------------------------------
Total assets                                                         2,904,775
------------------------------------------------------------------------------
LIABILITIES
Payable upon return of securities loaned                               132,735
Accrued investment management services fees                                825
Accrued transfer agency fees                                               140
Accrued administrative services fees                                       140
Other accrued expenses                                                  21,663
------------------------------------------------------------------------------
Total liabilities                                                      155,503
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 2,749,272
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $       379
Additional paid-in capital                                           5,982,270
Undistributed net investment income                                     28,138
Accumulated net realized gain (loss)                                (3,476,218)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           214,703
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 2,749,272
------------------------------------------------------------------------------
Shares outstanding                                                     379,079
------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $      7.25
------------------------------------------------------------------------------
*Value of securities on loan                                       $   128,740
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  60,484
Interest                                                                 311
Income distributions from affiliated money market fund                    51
Income from securities lending -- net                                  1,311
----------------------------------------------------------------------------
Total income                                                          62,157
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                    9,201
Transfer agency fees                                                   1,011
Administrative services fees                                           1,011
Compensation of board members                                            201
Custodian fees                                                         8,598
Printing and postage                                                   8,461
Professional fees                                                     23,102
Other                                                                    490
----------------------------------------------------------------------------
Total expenses                                                        52,075
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                       (18,885)
----------------------------------------------------------------------------
Total net expenses                                                    33,190
----------------------------------------------------------------------------
Investment income (loss) -- net                                       28,967
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                   (132,313)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         571,126
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                438,813
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 467,780
----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED DEC. 31,                                                      2009         2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   28,967  $   101,862
Net realized gain (loss) on security transactions                    (132,313)  (2,445,408)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                          571,126       27,510
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       467,780   (2,316,036)
------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                              (100,000)    (186,201)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                          37,584      130,290
Net asset value of shares issued for reinvestment of
  distributions                                                       100,000      186,201
Payments for redemptions of shares                                   (403,209)    (866,634)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (265,625)    (550,143)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               102,155   (3,052,380)
Net assets at beginning of year                                     2,647,117    5,699,497
------------------------------------------------------------------------------------------
Net assets at end of year                                          $2,749,272  $ 2,647,117
------------------------------------------------------------------------------------------
Undistributed net investment income                                $   28,138  $   100,700
------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of the Fund held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED DEC. 31,
                                                   -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.23       $12.19      $12.56      $10.87      $10.84
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .24         .34         .14         .10
Net gains (losses) (both realized and
 unrealized)                                         1.22        (5.73)       (.54)       1.70         .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.29        (5.49)       (.20)       1.84         .22
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.27)        (.47)       (.17)       (.15)       (.19)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.25        $6.23      $12.19      $12.56      $10.87
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.72%      (45.07%)     (1.60%)     16.92%       2.03%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               2.09%        1.26%       1.12%        .90%        .86%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.33%        1.26%       1.12%        .90%        .86%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.16%        2.45%       2.64%       1.14%        .95%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3           $3          $6          $8          $8
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               77%         131%        117%         96%         70%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Common Stock Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund offers Class 1 shares as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. The Fund has 100 million authorized shares of capital stock. The Fund usually invests in the common stock of larger U.S. companies (e.g. companies with market capitalizations over $3 billion at the time of investment); however, it may invest in companies of any size. The Fund may also invest in fixed-income securities and cash equivalents.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included

--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61(st) day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the

--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At Dec. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2009 was $9,636 representing 0.35% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices.

--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



(undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC option contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              OPTIONS
-----------------------------------------------------------------
Equity contracts                                   $(31,478)
-----------------------------------------------------------------
Total                                              $(31,478)
-----------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              OPTIONS
-----------------------------------------------------------------
Equity contracts                                    $30,878
-----------------------------------------------------------------
Total                                               $30,878
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
OPTIONS
At Dec. 31, 2009, the Fund had no outstanding options contracts. During the year ended Dec. 31, 2009, the Fund's transactions in options contracts were limited to the expiration of those contracts open at the beginning of the year.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to 0.355% of the Fund's average daily net assets. Prior to May 11, 2009, the Investment Manager received an annual fee equal to 0.40% of the Fund's average daily net assets. The management fee for the year ended Dec. 31, 2009 was 0.37% of the Fund's average daily net assets. The reduction in the investment management services fee on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. For the period from May 11, 2009 to Dec. 31, 2009, the fee was 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $17.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family


--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. Effective May 11, 2009 the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 1.33% of the Fund average daily net assets.

The management fees and other expenses waived/reimbursed at the Fund level were $18,885.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 1.26% of the class average daily net assets.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.91% of the class average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,910,573 and $2,251,692, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009    2008*
---------------------------------------------------------------
Sold                                             5,553   12,217
Reinvested distributions                        13,661   29,603
Redeemed                                       (65,041) (84,322)
---------------------------------------------------------------
Net increase (decrease)                        (45,827) (42,502)
---------------------------------------------------------------


* Certain line items from the prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $128,740 were on loan, secured by cash collateral of $132,735 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for

--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



services provided and any other securities lending expenses. Net income of $1,311 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $278,661 and $228,567, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.

10. LEHMAN BROTHERS HOLDINGS INC. EQUITY-LINKED NOTES

At Dec. 31, 2009, the Fund held two Lehman Brothers Holdings Inc. (Lehman Brothers) equity-linked notes that went into default as of their respective maturity dates, Sept. 14, 2008 and Oct. 2, 2008, each with a principal amount of $33,000. Lehman Brothers filed a Chapter 11 bankruptcy petition on Sept. 15, 2008. It is likely that the Fund will receive less than the maturity value of the notes (amounting to $46,439) pending the outcome of the bankruptcy proceedings. These holding have been determined to be illiquid.

The notes are being valued by the Investment Manager at an estimate of the amount recoverable based on the maturity value of the notes discounted by the observable price of Lehman Brothers senior notes. At Dec. 31, 2009, the

--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


aggregate value of the notes was $9,636 which represented 0.35% of the Fund's net assets.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,529 and accumulated net realized loss has been decreased by $1,529.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31                              2009      2008
----------------------------------------------------------------
Ordinary income                               $100,000  $186,201


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income....................  $    28,195
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(3,461,085)
Unrealized appreciation (depreciation)...........  $   199,513


For federal income tax purposes, the Fund had a capital loss carry-over of $3,443,755 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:


  2010        2011        2016         2017
$519,960    $366,561    $632,912    $1,924,322


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund

--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


had a post-October loss of $17,330 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a

--------------------------------------------------------------------------------
36  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN COMMON STOCK PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
38  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  39

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Dividends Received Deduction for corporations................    100.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
40  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  41

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
42  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 45                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
44  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  45

SELIGMAN COMMON STOCK PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman(R) mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                              SL-9921 A (3/10)

Annual Report
                                                                 (SELIGMAN LOGO)

SELIGMAN PORTFOLIOS

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

SELIGMAN COMMUNICATIONS AND
INFORMATION PORTFOLIO

SELIGMAN COMMUNICATIONS AND
INFORMATION PORTFOLIO SEEKS
CAPITAL GAIN.

Seligman Communications and Information Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified pension or retirement plan or by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   21

Statement of Operations............   22

Statements of Changes in Net
  Assets...........................   23

Financial Highlights...............   24

Notes to Financial Statements......   26

Report of Independent Registered
  Public Accounting Firm...........   40

Federal Income Tax Information.....   42

Board Members and Officers.........   43

Proxy Voting.......................   47





--------------------------------------------------------------------------------
2 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Communications and Information Portfolio (the Fund) Class 1 shares gained 59.89% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the S&P North American Technology
  Sector Index, which rose 63.19% during the 12-month period.

> The Fund outperformed its peer group, as represented by the Lipper Science &
  Technology Funds Index, which increased 57.90% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                   SINCE
                                                                INCEPTION*
                            1 YEAR  3 YEARS  5 YEARS  10 YEARS    5/1/00
--------------------------------------------------------------------------
Seligman Communications
  and Information
  Portfolio
Class 1                    +59.89%   +5.57%   +9.19%    +0.68%       N/A
--------------------------------------------------------------------------
Class 2                    +59.38%   +5.29%   +8.90%      N/A      -0.96%
--------------------------------------------------------------------------
S&P North American
  Technology Sector Index
  (unmanaged)              +63.19%   +2.64%   +3.75%    -6.59%     -7.47%
--------------------------------------------------------------------------
Lipper Science &
  Technology Funds Index   +57.90%   +1.01%   +3.00%    -6.94%     -8.10%
--------------------------------------------------------------------------



*   For classes with less than 10 years performance.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown for Class 1 and Class 2 shares vary from each other because of differences in expenses but do not reflect expenses that apply to the variable account, annuity contract or life insurance policy, including any administration fees or sales charges. If reflected, returns would be lower than those shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450.

The performance of the S&P North American Technology Sector Index does not reflect the effect of expenses. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                       REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                    X     MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. In addition, investments in one economic sector, such as technology, may result in greater price fluctuations than owning a portfolio of diversified investments. Investments in small- and mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. See the Fund's prospectus for information on these and other risks associated with the Fund.


--------------------------------------------------------------------------------
4 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

Seligman Communications and Information Portfolio (the Fund) Class 1 shares gained 59.89% for the 12 months ended Dec. 31, 2009. The Fund underperformed its benchmark, the S&P North American Technology Sector Index (the S&P NATS Index), which increased 63.19% during the 12-month period. The Fund outperformed its peer group, as measured by the Lipper Science & Technology Funds Index, which returned 57.90% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
The economic environment firmed as the year progressed. The technology industry was not as adversely affected by the economic malaise as many had expected. Business spending, on software in particular, proved to be fairly resilient, attributable to the fact that so many business processes are mission critical. The software industry was also supported by the necessity of ongoing maintenance payments for continued product use.

Further supporting the technology industry in 2009 was the unexpected strength of personal computers (PCs) and cell phones sales. While the final figures of worldwide sales are not yet available, it is estimated that PC unit sales ended down only 8% in 2009, a figure much better than analysts expected. PC demand in emerging economies -- which fared better, overall, than developed economies in the recession -- is surging where penetration levels are still low. The cell phone market also held up

SECTOR BREAKDOWN(1)  (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                      1.1%
------------------------------------------------
Health Care                                 5.3%
------------------------------------------------
Information Technology                     85.5%
------------------------------------------------
Telecommunication Services                  1.9%
------------------------------------------------
Other(2)                                    6.2%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                       REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


well, due mainly to the ongoing move to smart phones with greater functionality and Internet features. Multitudinous product launches and innovations have prompted consumers to replace their phones in greater frequency than was perhaps seen only a few years ago.

The electronics industry was a prime beneficiary of the improvement we saw in PC and cell phone sales as the year progressed. Inventories were rebuilt throughout the electronics industry supply chain, which gave rise to significant positive earnings surprises within semiconductors in particular, but also through many areas of electronics, beginning in June and extending through year-end. Semiconductors had been negatively impacted the most in 2008 and returned as the strongest performing industry in 2009. Overall, IT spending was in the negative single digits, not a cataclysmic decline, as compared to other market sectors.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Synopsys                                    6.6%
------------------------------------------------
Check Point Software Technologies           5.6%
------------------------------------------------
Microsoft                                   5.6%
------------------------------------------------
Amdocs                                      5.4%
------------------------------------------------
Symantec                                    5.3%
------------------------------------------------
Oracle                                      5.3%
------------------------------------------------
Apple                                       5.1%
------------------------------------------------
Cisco Systems                               5.1%
------------------------------------------------
Open Text                                   4.5%
------------------------------------------------
BMC Software                                4.2%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Software was the Fund's largest weighting, considerably overweight, relative to the S&P NATS Index during the year and stock selection, particularly within systems software was a significant contributor to the Fund's investment results, on an absolute and relative basis. Notable names within software included CHECK POINT SOFTWARE TECHNOLOGIES, SYMANTEC, MCAFEE, SYNOPSYS, AMDOCS, OPEN TEXT, MICROSOFT, BMC SOFTWARE, and PARAMETRIC TECHNOLOGY.

The semiconductor industry also contributed significantly to the Fund's results during the year. The Fund maintained a sizable underweight, relative to the S&P NATS Index during the year, but stock selection led the Fund to substantially outperform the index. Most outstanding was the Fund's holding in chip manufacturer MARVELL TECHNOLOGY GROUP.

The Fund was underweight in computer and peripherals, an industry that outperformed for the year. While the allocation detracted from relative performance, stock selection more than overcame the detraction, with strong results from APPLE, NETAPP, EMC and HEWLETT-PACKARD. The Fund also maintained an underweight in communications equipment. Strong contributions from RIVERBED TECHNOLOGY (which the Fund no longer owns), QUALCOMM and CISCO SYSTEMS added to the Fund's results.

Within the health care sector, an area which is not represented in the S&P NATS Index, the Fund benefited from its investment in LIFE TECHNOLOGIES as well as from ADVANCED MEDICAL OPTICS, which was acquired in Feb. 2009 by ABBOT LABORATORIES, a company which the Fund also owns.

The largest areas of relative detraction came from areas in which the Fund was not invested, or was late to the game. The Fund had little exposure to contract manufacturing services, an area that rallied strongly during the year. Commodity semiconductor companies, such as those that produce flash memory and DRAM chips, which were among the top performing semiconductor companies in 2009 was also an area of missed opportunity. Certain travel-related Internet sites and online retailers that garnered strong returns were also missed opportunities for the Fund.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                       REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

The Fund was also modestly involved with disk drive stocks, which proved to be extremely strong during the year. The Fund did own WESTERN DIGITAL and SEAGATE TECHNOLOGY, which returned disappointing results.

CHANGES TO THE FUND'S PORTFOLIO
The only notable change to our allocations was with regard to the semiconductor capital equipment. The Fund had minimal exposure to the area at the start of the year. We added positions in this industry to the Fund, such as NOVELLUS SYSTEMS, in response to the dramatically improving capital spending environment as fundamentals in the electronics industry improved and balance sheets of chip companies strengthened. We've also seen a great improvement in pricing (more than doubling from their lows) for commodity semiconductors, especially for DRAM memory chips and band flash chips, which further supports our rationale for increasing the Fund's exposure to this industry.

While we continue to maintain a significant overweight in software, we pared back considerably our exposure to video game software during the year. Given the rise of social networking websites, as well as the advent of casual games on platforms such as the iPhone and iPod touch, we saw declining prospects for this niche of the software industry. This tactical move proved advantageous as video game stocks delivered disappointing results on the whole in 2009.

While we did not implement any significant industry re-allocations, we took advantage of opportunities present in the market to add to return. For example, we added to our position in Marvell Technology at an attractive price, which proved fortuitous when Marvell rallied strongly from the bottom. We also added to the Fund's position in Apple at the nadir early in 2009 when CEO and co-founder Steve Jobs announced he was taking a medical leave of absence. Apple's stock price rebounded, more than doubling from the level at which we added to the position.

OUR FUTURE STRATEGY
We currently view the technology sector as a rising tide that's lifting all boats. IT budgets are showing signs of improving in 2010. It appears that global enterprise spending, or at least budgetary intentions, for 2010 indicate a 4-5% growth in IT budgets. There seems to be pent-up demand

--------------------------------------------------------------------------------
8 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

for storage and servers, so data center equipment certainly may be on the upswing. We are anticipating strong results from companies whose businesses focus on data centers as earnings results are announced in the first quarter of 2010.

We also anticipate meaningful improvement in software projects that have been held on pause for some time now that the recovery is showing some legs and we have experienced some stabilization. We anticipate a nice recovery in enterprise software demand for new licenses and for new products as 2010 unfolds.

Within semiconductors, we anticipate a significant increase in capital spending. Semiconductors are coming off very depressed levels. Factoring in the rising prices of commodity chips and the high utilization rates in existing chip factory facilities, we believe current forecasts of 50-60% growth in capital spending within semiconductors may be proven correct.

We are seeing vast improvements in the financing environment. We anticipate a marked increase in initial public offering activity within the technology sector in 2010. Valuations among technology companies are running a wide spectrum currently. While many technology companies are at frothy levels, we believe there are still many companies out there with reasonable valuations. We are finding more value in larger companies, as companies with smaller floats (small capitalization structure) are pricing in at the expensive end of the spectrum. We plan to navigate carefully, likely underweighting smaller, more expensive companies, as we anticipate secondary offerings with many of these companies, many of which are in the software and Internet-related areas. We are fairly positive about the prospects for software and plan to continue to overweight the industry.

We believe there are still a lot of technology companies that are flush with cash, which lends to our anticipation of a step-up in acquisition activity, as well as increased share repurchases. We also anticipate that, as the semiconductor industry continues to improve, chip companies may start hiring once again, increasing spending on design tools and engineers.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                       REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


(PHOTO - PAUL WICK)                    (PHOTO - REEMA SHAH)                   (PHOTO - AJAY DIWAN)

Paul Wick                              Reema Shah                             Ajay Diwan
Portfolio Manager                      Portfolio Manager                      Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Communications and Information Portfolio Class 1 shares (from 1/1/2000 to 12/31/2009) as compared to the performance of the Standard & Poor's North American Technology Sector Index, the Lipper Science & Technology Funds Index and the Lipper Science & Technology Funds Average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
SELIGMAN COMMUNICATION AND INFORMATION PORTFOLIO
Class 1 Cumulative value of $10,000                 $15,989  $11,766  $15,518   $10,707
---------------------------------------------------------------------------------------
     Average annual total return                    +59.89%   +5.57%   +9.19%    +0.68%
---------------------------------------------------------------------------------------
STANDARD & POOR'S NORTH AMERICAN TECHNOLOGY SECTOR INDEX(1)
     Cumulative value of $10,000                    $16,319  $10,814  $12,023    $5,059
---------------------------------------------------------------------------------------
     Average annual total return                    +63.19%   +2.64%   +3.75%    -6.59%
---------------------------------------------------------------------------------------
LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX(2)
     Cumulative value of $10,000                    $15,790  $10,306  $11,591    $4,872
---------------------------------------------------------------------------------------
     Average annual total return                    +57.90%   +1.01%   +3.00%    -6.94%
---------------------------------------------------------------------------------------
LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE(3)
     Cumulative value of $10,000                    $15,697   $9,886  $11,188    $5,059
---------------------------------------------------------------------------------------
     Average annual total return                    +60.34%   +0.41%   +2.63%    -6.93%
---------------------------------------------------------------------------------------


Results for Class 2 shares can be found on page 3.


--------------------------------------------------------------------------------
12 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN COMMUNICATION AND INFORMATION PORTFOLIO LINE GRAPH)


                  SELIGMAN COMMUNICATION         S&P NORTH         LIPPER SCIENCE     LIPPER SCIENCE
                     AND INFORMATION        AMERICAN TECHNOLOGY    AND TECHNOLOGY     AND TECHNOLOGY
                    PORTFOLIO CLASS(1)        SECTOR INDEX(1)      FUNDS INDEX(2)    FUNDS AVERAGE(3)
                  ----------------------    -------------------    --------------    ----------------
1/1/00                   $10,000                 $10,000              $10,000            $10,000
3/00                      11,682                  11,582               12,178             11,918
6/00                      10,483                  10,565               10,892             10,617
9/00                       8,866                   9,539               10,663             10,337
12/00                      6,383                   6,216                6,973              6,848
3/01                       5,943                   4,503                4,846              4,763
6/01                       7,201                   5,163                5,431              5,337
9/01                       5,009                   3,327                3,434              3,400
12/01                      6,724                   4,440                4,551              4,577
3/02                       6,371                   4,116                4,228              4,294
6/02                       4,801                   2,974                3,065              3,117
9/02                       3,792                   2,168                2,301              2,316
12/02                      4,300                   2,652                2,668              2,732
3/03                       4,198                   2,638                2,661              2,725
6/03                       5,314                   3,230                3,268              3,385
9/03                       5,512                   3,599                3,596              3,706
12/03                      6,207                   4,088                4,037              4,201
3/04                       6,580                   4,044                4,081              4,252
6/04                       6,596                   4,119                4,058              4,284
9/04                       5,843                   3,665                3,631              3,836
12/04                      6,900                   4,207                4,203              4,450
3/05                       6,473                   3,841                3,856              4,079
6/05                       6,660                   3,899                3,983              4,211
9/05                       7,344                   4,172                4,278              4,528
12/05                      7,440                   4,293                4,429              4,685
3/06                       8,369                   4,482                4,740              5,004
6/06                       7,786                   4,069                4,300              4,560
9/06                       8,395                   4,368                4,461              4,731
12/06                      9,101                   4,678                4,727              4,979
3/07                       9,261                   4,678                4,795              5,048
6/07                      10,041                   5,165                5,216              5,490
9/07                      10,660                   5,496                5,600              5,814
12/07                     10,500                   5,470                5,519              5,659
3/08                       9,069                   4,656                4,654              4,802
6/08                       9,726                   4,805                4,829              4,966
9/08                       8,534                   4,203                4,111              4,234
12/08                      6,697                   3,100                3,085              3,168
3/09                       7,397                   3,247                3,220              3,300
6/09                       8,539                   3,913                3,843              3,949
9/09                       9,831                   4,574                4,518              4,664
12/09                     10,707                   5,059                4,872              5,059




(1) The Standard & Poor's North American Technology Sector Index (S&P NATS Index) is composed of equity benchmarks of U.S. technology-related stocks. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Science & Technology Funds Index (the Lipper Index) includes the 30 largest science and technology funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(3) The Lipper Science & Technology Funds Average (the Lipper Average) is an average of funds that invest at least 65% of their equity portfolios in science and technology stocks. The Lipper Average's returns include net reinvested dividends.*
* On Jan. 1, 2010, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund or by participating in a qualified pension or retirement plan. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund, an authorized insurance company or qualified pension or retirement plan.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts, life insurance policies and/or pension or retirement plans. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the

--------------------------------------------------------------------------------
14 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract or expenses associated with an investment through a qualified pension or retirement plan. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount, the contract or the plan were included, your costs would have been higher.

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class 1
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,253.90        $5.62           .99%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.21        $5.04           .99%
------------------------------------------------------------------------------------------

Class 2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,251.80        $6.98          1.23%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.00        $6.26          1.23%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Dec. 31, 2009: +25.39% for Class 1 and +25.18% for Class 2.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.3%)
ISSUER                                                 SHARES                VALUE(a)

COMMUNICATIONS EQUIPMENT (9.0%)
Cisco Systems                                          113,200(b)          $2,710,008
Nortel Networks                                             16(b,c,e)              --
Polycom                                                  6,600(b)             164,802
QUALCOMM                                                46,800              2,164,968
                                                                      ---------------
Total                                                                       5,039,778
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (15.0%)
Apple                                                   12,900(b)           2,720,094
Dell                                                    20,500(b)             294,380
Electronics for Imaging                                 66,200(b)             861,262
EMC                                                     57,000(b)             995,790
Hewlett-Packard                                         28,300              1,457,733
NetApp                                                  27,921(b)             960,203
Teradata                                                21,800(b)             685,174
Western Digital                                          9,400(b)             415,010
                                                                      ---------------
Total                                                                       8,389,646
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
Deutsche Telekom ADR                                    36,600(c)             538,020
Qwest Communications Intl                               62,700                263,967
Telecom Italia                                         161,300(c)             251,251
                                                                      ---------------
Total                                                                       1,053,238
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
AGA Medical Holdings                                    13,273(b)             196,042
Inverness Medical Innovations                            3,200(b)             132,832
Medtronic                                                6,200                272,676
St. Jude Medical                                        32,700(b)           1,202,706
                                                                      ---------------
Total                                                                       1,804,256
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Emdeon Cl A                                              3,811(b)              58,118
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.6%)
eBay                                                    22,328(b)             525,601
Open Text                                               58,071(b,c)         2,360,586
VeriSign                                                34,700(b,d)           841,128
                                                                      ---------------
Total                                                                       3,727,315
-------------------------------------------------------------------------------------

IT SERVICES (6.0%)
Amdocs                                                 100,587(b,c)         2,869,747
Fidelity Natl Information Services                      20,900                489,896
                                                                      ---------------
Total                                                                       3,359,643
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Life Technologies                                        4,562(b)             238,273
-------------------------------------------------------------------------------------

MEDIA (1.2%)
DreamWorks Animation SKG Cl A                           16,600(b)             663,170
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.0%)
Xerox                                                   61,800                522,828
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
Abbott Laboratories                                     16,000                863,840
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.5%)
Avago Technologies                                      18,800(b,c)           343,852
Lam Research                                             4,400(b)             172,524
Marvell Technology Group                                21,159(b,c,d)         439,049
Microchip Technology                                     6,200                180,172
Natl Semiconductor                                      18,700(d)             287,232
Novellus Systems                                        45,900(b)           1,071,306
Teradyne                                                31,300(b,d)           335,849
Xilinx                                                  11,100                278,166
                                                                      ---------------
Total                                                                       3,108,150
-------------------------------------------------------------------------------------

SOFTWARE (42.9%)
Adobe Systems                                           12,200(b)             448,716
Aspen Technology                                        34,400(b)             337,292
BMC Software                                            55,700(b)           2,233,570
Check Point Software Technologies                       88,165(b,c)         2,987,031
McAfee                                                  10,700(b)             434,099
Mentor Graphics                                        106,200(b)             937,746
Micro Focus Intl                                        26,700(c)             195,353
Microsoft                                               97,800              2,981,922
NICE Systems ADR                                         5,500(b,c)           170,720
Nuance Communications                                  116,800(b)           1,815,072
Oracle                                                 113,200              2,777,928
Parametric Technology                                  134,607(b)           2,199,478
Solar Winds                                              5,294(b)             121,815


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SOFTWARE (CONT.)
SonicWALL                                               16,700(b)            $127,087
Symantec                                               157,223(b)           2,812,719
Synopsys                                               156,000(b)           3,475,681
                                                                      ---------------
Total                                                                      24,056,229
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $47,694,848)                                                       $52,884,484
-------------------------------------------------------------------------------------



MONEY MARKET FUND (6.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              3,512,809(f)          $3,512,809
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $3,512,809)                                                         $3,512,809
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (12.0%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     6,704,191             $6,704,191
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $6,704,191)                                                         $6,704,191
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $57,911,848)(g)                                                    $63,101,484
=====================================================================================





The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 18.11% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Negligible market value.

(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(g) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $58,322,302 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $6,402,137
     Unrealized depreciation                         (1,622,955)
     ----------------------------------------------------------
     Net unrealized appreciation                     $4,779,182
     ----------------------------------------------------------





--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
18 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Diversified
     Telecommunication
     Services                       $801,987        $251,251          $--         $1,053,238
    Software                      23,860,876         195,353           --         24,056,229
  All Other Industries(b)         27,775,017              --           --         27,775,017
--------------------------------------------------------------------------------------------
Total Equity Securities           52,437,880         446,604           --         52,884,484
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                        3,512,809              --           --          3,512,809
  Investments of Cash
    Collateral Received
    for Securities on Loan         6,704,191              --           --          6,704,191
--------------------------------------------------------------------------------------------
Total Other                       10,217,000              --           --         10,217,000
--------------------------------------------------------------------------------------------
Total                            $62,654,880        $446,604          $--        $63,101,484
--------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) All industry classifications are identified in the Portfolio of Investments.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.





--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
20 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $47,694,848)                52,884,484
  Affiliated money market fund (identified cost $3,512,809)           3,512,809
  Investments of cash collateral received for securities on loan
    (identified cost $6,704,191)                                      6,704,191
-------------------------------------------------------------------------------
Total investments in securities (identified cost $57,911,848)        63,101,484
Foreign currency holdings (identified cost $15)                              15
Capital shares receivable                                                53,191
Dividends and accrued interest receivable                                10,835
Receivable for investment securities sold                               129,524
-------------------------------------------------------------------------------
Total assets                                                         63,295,049
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   15,279
Payable for investment securities purchased                             421,195
Payable upon return of securities loaned                              6,704,191
Accrued investment management services fees                              32,901
Accrued distribution fees                                                 6,022
Accrued transfer agency fees                                              2,800
Accrued administrative services fees                                      2,800
Other accrued expenses                                                   32,808
-------------------------------------------------------------------------------
Total liabilities                                                     7,217,996
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 56,077,053
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      2,835
Additional paid-in capital                                           66,982,251
Excess of distributions over net investment income                       (1,113)
Accumulated net realized gain (loss)                                (16,096,564)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          5,189,644
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 56,077,053
-------------------------------------------------------------------------------
*Value of securities on loan                                       $  6,453,184
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $26,653,931            1,329,584                      $20.05
Class B                     $29,423,122            1,505,482                      $19.54
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  21

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                              164,293
Interest                                                                 4,196
Income distributions from affiliated money market fund                   6,448
Income from securities lending -- net                                    5,804
  Less foreign taxes withheld                                             (669)
------------------------------------------------------------------------------
Total income                                                           180,072
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    305,415
Distribution fees -- Class 2                                            47,901
Transfer agency fees
  Class 1                                                               18,761
  Class 2                                                                7,756
Administrative services fees                                            18,678
Compensation of board members                                            1,317
Custodian fees                                                          34,405
Printing and postage                                                    26,322
Professional fees                                                       41,239
Other                                                                    5,932
------------------------------------------------------------------------------
Total expenses                                                         507,726
------------------------------------------------------------------------------
Investment income (loss) -- net                                       (327,654)
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              1,247,400
  Foreign currency transactions                                         (2,670)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              1,244,730
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                18,625,606
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               19,870,336
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $19,542,682
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                       2009          2008
OPERATIONS
Investment income (loss) -- net                                    $  (327,654) $   (382,458)
Net realized gain (loss) on investments                              1,244,730    (3,689,499)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                18,625,606   (15,112,469)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     19,542,682   (19,184,426)
--------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class 1 shares                                                       292,196     1,342,451
  Class 2 shares                                                    17,154,202     4,018,842
Payments for redemptions
  Class 1 shares                                                    (4,542,598)   (7,143,629)
  Class 2 shares                                                    (6,445,241)   (5,959,598)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    6,458,559    (7,741,934)
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             26,001,241   (26,926,360)
Net assets at beginning of year                                     30,075,812    57,002,172
--------------------------------------------------------------------------------------------
Net assets at end of year                                          $56,077,053  $ 30,075,812
--------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $    (1,113) $       (811)
--------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  23

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $12.54       $19.66      $17.04      $13.93      $12.92
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.11)        (.13)       (.11)       (.08)       (.10)
Net gains (losses) (both realized and
 unrealized)                                         7.62        (6.99)       2.73        3.19        1.11
----------------------------------------------------------------------------------------------------------
Total from investment operations                     7.51        (7.12)       2.62        3.11        1.01
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $20.05       $12.54      $19.66      $17.04      $13.93
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       59.89%      (36.22%)     15.37%      22.33%       7.82%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.10%        1.15%       1.10%       1.05%       1.10%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.68%)       (.78%)      (.59%)      (.54%)      (.77%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $27          $20         $38         $42         $47
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              147%         129%        199%        181%        133%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $12.26       $19.27      $16.74      $13.72      $12.76
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.14)        (.17)       (.15)       (.12)       (.13)
Net gains (losses) (both realized and
 unrealized)                                         7.42        (6.84)       2.68        3.14        1.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                     7.28        (7.01)       2.53        3.02         .96
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $19.54       $12.26      $19.27      $16.74      $13.72
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       59.38%      (36.38%)     15.11%      22.01%       7.52%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.31%        1.40%       1.35%       1.30%       1.35%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.87%)      (1.03%)      (.84%)      (.79%)     (1.02%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $29          $10         $19         $16         $12
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              147%         129%        199%        181%        133%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  25

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Communications and Information Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, opened-end management investment company. The Fund has 150 million authorized shares of capital stock. The Fund invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries.

The Fund offers Class 1 and Class 2 shares.

- Class 1 shares are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

- Class 2 shares are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies and qualified pension or retirement plans.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. Shares are also offered through certain qualified pension or retirement plans. You invest by purchasing a variable annuity contract or life insurance policy or through a qualified pension or retirement plan and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending

--------------------------------------------------------------------------------
26 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2009, foreign currency holdings were entirely comprised of Taiwan dollars.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


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28  SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009
ANNUAL REPORT

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RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices.

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the Fund had no outstanding derivatives.


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30  SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009
ANNUAL REPORT

--------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009
       AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------

                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------
Foreign exchange contracts                          $5,378
----------------------------------------------------------------
Total                                               $5,378
----------------------------------------------------------------



    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------
Foreign exchange contracts                            $--
----------------------------------------------------------------
Total                                                 $--
----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $4,000 for the year ended Dec. 31, 2009.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to 0.705% of the Fund's average daily net assets. Prior to May 11, 2009, the Investment Manager received an annual fee equal to 0.75% of the Fund's average daily net assets. The management fee for the year ended Dec. 31, 2009 was 0.72% of the Fund's average daily net assets. The reduction in the investment management services fee on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.04% of the Fund's average


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $213.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records. Effective May 11, 2009 the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  0.99%
Class 2.............................................  1.24




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32  SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009
ANNUAL REPORT

--------------------------------------------------------------------------------



* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $61,671,602 and $57,640,362, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                             2009      2008*
----------------------------------------------------------------
CLASS 1
Sold                                            17,383    78,101
Redeemed                                      (281,750) (437,386)
----------------------------------------------------------------
Net increase (decrease)                       (264,367) (359,285)
----------------------------------------------------------------

CLASS 2
Sold                                         1,096,161   232,317
Redeemed                                      (413,492) (374,650)
----------------------------------------------------------------
Net increase (decrease)                        682,669  (142,333)
----------------------------------------------------------------


* Certain line items from the prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $6,453,184 were on loan, secured by cash collateral of $6,704,191 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $5,804 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $25,777,588 and $22,264,779, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a

--------------------------------------------------------------------------------
34 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Dec. 31, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $327,352 and accumulated net realized loss has been increased by $1,688 resulting in a net reclassification adjustment to decrease paid-in capital by $325,664.

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(15,686,110)
Unrealized appreciation (depreciation).........  $  4,778,077


For federal income tax purposes, the Fund had a capital loss carry-over of $15,686,110 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

   2010          2011          2016         2017
$7,829,524    $5,578,202    $2,165,560    $112,824


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. RISKS RELATING TO CERTAIN INVESTMENTS

CONCENTRATION RISK.
The Fund concentrates its investments in companies in the communications, information and related industries. Therefore, the Fund may be susceptible to factors affecting these industries and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid

--------------------------------------------------------------------------------
36 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


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38  SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009
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

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Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications & Information Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
40 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Communications & Information Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  41

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Dec. 31, 2009

The fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
42 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  43

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
44 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  45

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
46 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  47

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman(R) mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                              SL-9915 A (3/10)

Annual Report                                                    (SELIGMAN LOGO)

SELIGMAN PORTFOLIOS

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

SELIGMAN GLOBAL
TECHNOLOGY PORTFOLIO

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO SEEKS LONG-TERM
CAPITAL APPRECIATION.

Seligman Global Technology Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   22

Statement of Operations............   23

Statements of Changes in Net
  Assets...........................   24

Financial Highlights...............   25

Notes to Financial Statements......   27

Report of Independent Registered
  Public Accounting Firm...........   42

Federal Income Tax Information.....   44

Board Members and Officers.........   45

Proxy Voting.......................   49




--------------------------------------------------------------------------------
2  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Global Technology Portfolio (the Fund) Class 1 shares gained 62.38% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) World IT Index, which rose 50.88% during the same period.

> The Fund also underperformed its peer group, as represented by the Lipper
  Global Science & Technology Funds Index, which increased 72.12% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                   SINCE
                                                                INCEPTION*
                            1 YEAR  3 YEARS  5 YEARS  10 YEARS    5/1/00
--------------------------------------------------------------------------
Seligman Global
  Technology Portfolio
  Class 1                  +62.38%   +3.85%   +7.39%   -1.95%        N/A
--------------------------------------------------------------------------
  Class 2                  +62.13%   +3.67%   +7.20%      N/A     -3.39%
--------------------------------------------------------------------------
MSCI World IT Index
  (unmanaged)              +50.88%   -1.37%   +1.67%   -8.51%     -9.03%
--------------------------------------------------------------------------
MSCI World Index
  (unmanaged)              +30.79%   -5.09%   +2.57%   +0.23%     +0.50%
--------------------------------------------------------------------------
Lipper Global Science &
  Technology Funds Index   +72.12%   +2.35%   +4.18%      N/A        N/A
--------------------------------------------------------------------------



* For classes with less than 10 years performance.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown for Class 1 and Class 2 shares vary from each other because of differences in expenses but do not reflect expenses that apply to the variable account, annuity contract or life insurance policy, including any administration fees or sales charges. If reflected, returns would be lower than those shown. Current performance may be lower or higher than the performance information shown. You may obtain performance

--------------------------------------------------------------------------------
     SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450.

The performance of the indices does not reflect the effect of expenses (excluding Lipper). It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
4  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                    X     MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. In addition, the Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.


--------------------------------------------------------------------------------
     SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------



Dear Shareholders,

Seligman Global Technology Portfolio (the Fund) Class 1 shares gained 62.38% for the 12 month period ending Dec. 31, 2009. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology
(IT) Index (MSCI World IT Index), which increased 50.88%. The MSCI World Index returned 30.79% for the period. The Fund underperformed its peer group, as represented by the Lipper Global Science & Technology Funds Index, which rose 72.12% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
International equities staged an impressive rally during the annual period overall, but the rebound was one marked by significant volatility. Over the first few months of the fiscal year, countries around the globe were mired in a deep economic downturn. In turn, international equity markets experienced an unprecedented sell-off. Governments of many countries acted jointly and intervened quickly to inject stimulus in an effort to help stabilize the global economy and calm investor fears. Largely as a result of such government programs, economic results slowly improved during the period, and international equity markets welcomed the news by rallying ahead of the official end of the recession in the third quarter of 2009. At the same time, the sheer size of the government intervention caused the U.S. dollar to weaken, providing a further boost to

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                      0.9%
------------------------------------------------
Financials                                  1.1%
------------------------------------------------
Health Care                                 1.1%
------------------------------------------------
Information Technology                     92.4%
------------------------------------------------
Telecommunication                           2.2%
------------------------------------------------
Other(2)                                    2.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

international equity returns. The rally in emerging market equities outpaced the solid rally of their developed counterparts. Still, concerns lingered at the end of the annual period. Corporate profitability and earnings exceeded expectations but were primarily driven by aggressive cost cutting rather than actual top-line growth. Unemployment continued to rise, and more importantly perhaps, incomes continued to decline globally. The strength and duration of the potential economic recovery remained uncertain. The rally staged in early 2009 by technology companies gained momentum and spread across sectors as 2009 unfolded. Equity markets worldwide began to revive late in the first quarter in a swift and sweeping recovery that continued through year-end as investor confidence found positive ground and risk appetite returned. Within technology, inventory replenishment was a predominant theme driving the recovery.

The Fund's largest allocation during the period was to software, specifically application software and systems software. The Fund's weighting in systems software was in-line with that of the MSCI World IT Index during the period, but the weighting in application software was considerably higher than that of the MSCI World IT Index.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Check Point Software Technologies           4.8%
------------------------------------------------
Amdocs                                      4.5%
------------------------------------------------
Synopsys                                    4.5%
------------------------------------------------
Symantec                                    4.2%
------------------------------------------------
Open Text                                   3.9%
------------------------------------------------
Apple                                       3.7%
------------------------------------------------
Micro Focus Intl                            3.6%
------------------------------------------------
Hewlett-Packard                             3.6%
------------------------------------------------
Cisco Systems                               3.4%
------------------------------------------------
Parametric Technology                       3.3%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
     SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Strong stock selection within software resulted in significant outperformance versus the MSCI World IT Index. A standout individual contributor within software included SOLARWINDS (United States), an application software manufacturer that produces software for monitoring and repairing networks came to market with its initial public offering in May 2009 and performed strongly through year end.

The Fund enjoyed strong gains in the communications equipment industry, both on an absolute basis as well as compared to the MSCI World IT Index. Stock selection enabled the Fund to outstrip the MSCI World IT Index despite a sizable underweighting in the industry compared to the MSCI World IT Index. Semiconductors was another area that proved beneficial to the Fund's results. Though the Fund maintained an underweight in the industry, relative to the MSCI World IT Index, stock selection resulted in significant relative outperformance. MEMC ELECTRONIC MATERIALS (United States) and SUMCO (Japan), which produces silicon wafers used in the manufacture of semiconductors were notable standouts for the Fund during the year.

Within computer storage and peripherals, the effect of the Fund's allocation had a much stronger impact on the Fund's relative outperformance than stock selection. This area was the strongest performing within the MSCI World IT
Index -- up approximately 100% for the year -- and while the Fund's overweight compared to the MSCI World IT Index was rewarded, stock selection caused performance to lag the performance of the MSCI World IT Index within the computer storage and peripherals industry for the period.

Internet software and services was another area in which the Fund lagged the MSCI World IT Index as a result of stock selection. Having an underweight in GOOGLE (United States), relative to the MSCI World IT Index, proved detrimental to relative results. Google, which maintains an index of websites and other online content providing automated search technology enabling users to access information via its online index, saw its stock price surge through much of 2009. ROLTA INDIA (India), within the IT consulting and other services industry was also a notable detractor during the year. QWEST COMMUNICATIONS INTERNATIONAL (United States), within the telecommunication services sector, also detracted from Fund

--------------------------------------------------------------------------------
8  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


results during the year. Qwest saw its stock price suffer in 2009 as a result of steadily declining subscriber base.

CHANGES TO THE FUND'S PORTFOLIO
From a regional perspective, the U.S. continued to be the largest geographical allocation for the Fund. The Fund continued to maintain allocations in emerging Asia, an area which is not represented in the MSCI World IT Index, though such allocations were decreased slightly. From an industry perspective, the allocation to application and systems software remained the largest weighting, increasing minimally throughout the course of the fiscal year. Within an environment of tight corporate spending, we continued to focus on software as an area that would benefit as IT managers sought lower cost projects with demonstrable returns on investment. Themes such as data security and tighter regulation and compliance drew us to security software. Exposure to computer hardware was increased, while the Fund's semiconductor allocation decreased.

OUR FUTURE STRATEGY
We are cautiously optimistic as we gauge the longer-term prospects of the current recovery. We believe consumer spending, especially related to the big-ticket items that have helped drive growth in previous years, will likely continue to remain under pressure. Corporate budgets have been tight, and we expect project spending to remain extremely selective.

Telecommunications companies are suffering in the low consumer demand environment as well. We do see the potential for growth in government tech spending, but we expect it will be modest at best. We believe there will be select opportunities to take advantage of current volatility to add stocks at attractive prices. Historically, technology has performed relatively well when the economy is recovering, and because of the sector's strong relative fundamental health, we believe it is poised to benefit if the market continues to recover.




--------------------------------------------------------------------------------
     SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


(PHOTO - RICHARD PAROWER)    (PHOTO - PAUL WICK)      (PHOTO - REEMA SHAH)

Richard Parower, CFA         Paul Wick                Reema Shah
Portfolio Manager            Portfolio Manager        Portfolio Manager

(PHOTO - AJAY DIWAN)         (PHOTO - BENJAMIN LU)

Ajay Diwan                   Benjamin Lu, CFA
Portfolio Manager            Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Global Technology Portfolio Class 1 shares (from 1/1/2000 to 12/31/2009) as compared to the performance of the MSCI World IT Index, the MSCI World Index, the Lipper Global Science and Technology Funds Index and the Lipper Global Science & Technology Funds Average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO
Class 1 Cumulative value of $10,000                 $16,238   $11,201   $14,282     $8,214
------------------------------------------------------------------------------------------
     Average annual total return                    +62.38%    +3.85%    +7.39%     -1.95%
------------------------------------------------------------------------------------------
MSCI WORLD IT INDEX(1)
     Cumulative value of $10,000                    $15,088    $9,594   $10,862     $4,109
------------------------------------------------------------------------------------------
     Average annual total return                    +50.88%    -1.37%    +1.67%     -8.51%
------------------------------------------------------------------------------------------
MSCI WORLD INDEX(2)
     Cumulative value of $10,000                    $13,079    $8,550   $11,350    $10,235
------------------------------------------------------------------------------------------
     Average annual total return                    +30.79%    -5.09%    +2.57%     +0.23%
------------------------------------------------------------------------------------------
LIPPER GLOBAL SCIENCE & TECHNOLOGY FUNDS INDEX(3)
     Cumulative value of $10,000                    $17,212   $10,720   $12,272        N/A
------------------------------------------------------------------------------------------
     Average annual total return                    +72.12%    +2.35%    +4.18%        N/A
------------------------------------------------------------------------------------------
LIPPER GLOBAL SCIENCE & TECHNOLOGY FUNDS AVERAGE(4)
     Cumulative value of $10,000                    $16,851   $10,227   $11,831     $5,377
------------------------------------------------------------------------------------------
     Average annual total return                    +68.51%    +0.75%    +3.42%     -4.90%
------------------------------------------------------------------------------------------


Results for Class 2 shares can be found on page 3.


--------------------------------------------------------------------------------
12  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO LINE GRAPH)

                                                                                LIPPER GLOBAL         LIPPER GLOBAL
                    SELIGMAN GLOBAL                                              SCIENCE AND           SCIENCE AND
                  TECHNOLOGY PORTFOLIO   MSCI WORLD         MSCI WORLD         TECHNOLOGY FUNDS      TECHNOLOGY FUNDS
                       CLASS 1           IT INDEX(1)         INDEX(2)             INDEX(3)              AVERAGE(4)
                 --------------------    -----------    ------------------    -----------------    -------------------
1/1/99                  $10,000           $10,000             $10,000             $10,000                $10,000
3/00                     11,791            11,005              10,110              10,000                 11,758
6/00                     10,577             9,950               9,759              10,000                 10,521
9/00                      9,556             8,342               9,275              10,000                 10,307
12/00                     7,626             5,829               8,708              10,000                  6,706
3/01                      6,065             4,221               7,596               7,191                  4,524
6/01                      6,687             4,573               7,806               7,938                  5,209
9/01                      4,543             3,102               6,690               5,266                  3,217
12/01                     5,944             4,101               7,270               6,775                  4,482
3/02                      6,008             3,833               7,301               6,287                  4,127
6/02                      4,577             2,864               6,644               4,678                  2,977
9/02                      3,472             2,102               5,428               3,576                  2,217
12/02                     4,063             2,510               5,849               4,110                  2,607
3/03                      3,889             2,459               5,560               4,102                  2,599
6/03                      4,536             2,945               6,519               5,108                  3,346
9/03                      4,957             3,306               6,841               5,681                  3,792
12/03                     5,530             3,706               7,824               6,307                  4,259
3/04                      5,696             3,733               8,036               6,435                  4,369
6/04                      5,581             3,728               8,120               6,369                  4,338
9/04                      4,921             3,339               8,047               5,677                  3,823
12/04                     5,751             3,782               9,016               6,650                  4,522
3/05                      5,370             3,517               8,926               6,084                  4,091
6/05                      5,485             3,555               8,980               6,246                  4,242
9/05                      6,017             3,770               9,616               6,734                  4,613
12/05                     6,218             3,942               9,920               7,014                  4,825
3/06                      6,883             4,126              10,586               7,683                  5,264
6/06                      6,319             3,768              10,552               6,923                  4,695
9/06                      6,750             4,015              11,034               7,119                  4,900
12/06                     7,333             4,282              11,969               7,612                  5,259
3/07                      7,453             4,257              12,280               7,732                  5,313
6/07                      8,113             4,674              13,104               8,476                  5,872
9/07                      8,567             4,974              13,426               9,156                  6,308
12/07                     8,466             4,897              13,114               9,005                  6,221
3/08                      7,310             4,174              11,941               7,438                  5,181
6/08                      7,710             4,271              11,770               7,647                  5,281
9/08                      6,604             3,617               9,987               6,382                  4,387
12/08                     5,059             2,723               7,825               4,741                  3,198
3/09                      5,481             2,737               6,903               4,914                  3,322
6/09                      6,384             3,290               8,356               6,278                  4,176
9/09                      7,508             3,807               9,824               7,512                  4,984
12/09                     8,214             4,109              10,235               8,160                  5,377




(1) The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed equity performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Global Science and Technology Funds Index (the Lipper Index) includes the 10 largest global science and technology funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(4) The Lipper Global Science & Technology Funds Average (the Lipper Average) is an average of funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. The Lipper Average's returns include net reinvested dividends.*
* On Jan. 1, 2010, the Lipper Index replaced the Lipper Average as one of the Fund's secondary benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included. Investors cannot invest directly in an average or index.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

--------------------------------------------------------------------------------
14  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class 1
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,286.60        $10.95(c)      1.90%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.63        $ 9.65(c)      1.90%
------------------------------------------------------------------------------------------

Class 2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,285.70        $12.39(c)      2.15%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.37        $10.92(c)      2.15%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Dec. 31, 2009: +28.66% for Class 1 and +28.57% for Class 2.
(c) Beginning May 1, 2010, RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.99% for Class 1 and 1.24% for Class 2. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $5.71 for Class 1 and $7.14 for Class 2 and the hypothetical expenses paid would have been $5.04 for Class 1 and $6.31 for Class 2.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.3%)
ISSUER                                                 SHARES                VALUE(a)
APPLICATION SOFTWARE (21.3%)
Adobe Systems                                           1,600(b)              $58,848
AsiaInfo Holdings                                         560(b,c,d)           17,063
Aspen Technology                                        6,341(b)               62,173
JDA Software Group                                      3,800(b)               96,786
Longtop Financial Technologies ADR                      2,000(b,c,d)           74,040
Mentor Graphics                                         9,495(b,d)             83,841
Micro Focus Intl                                       31,215(c)              228,388
Misys                                                   9,500(b,c)             32,986
NICE Systems ADR                                        1,100(b,c,d)           34,144
Nuance Communications                                  11,300(b,d)            175,602
Parametric Technology                                  12,600(b,d)            205,884
SolarWinds                                                674(b)               15,509
Synopsys                                               12,600(b,d)            280,728
                                                                      ---------------
Total                                                                       1,365,992
-------------------------------------------------------------------------------------
AUTO COMPONENTS (0.5%)
NGK Spark Plug                                          3,000(c)               34,061
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (6.5%)
Cisco Systems                                           9,000(b)              215,460
QUALCOMM                                                4,300                 198,918
                                                                      ---------------
Total                                                                         414,378
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (16.4%)
Acer                                                   12,130(c)               36,439
Apple                                                   1,100(b)              231,946
Dell                                                    2,500(b)               35,900
Electronics for Imaging                                 3,400(b)               44,234
EMC                                                     7,600(b)              132,772
Hewlett-Packard                                         4,400                 226,644
IBM                                                       700                  91,630
NetApp                                                  4,693(b)              161,392
Netezza                                                 6,800(b,d)             65,960
Teradata                                                  700(b)               22,001
                                                                      ---------------
Total                                                                       1,048,918
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.1%)
BM&FBOVESPA                                             9,700(c)               68,173
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
Deutsche Telekom ADR                                    4,400(c)               64,680
Koninklijke (Royal) KPN                                 2,624(c)               44,536
Telecom Italia                                         19,000(c)               29,596
                                                                      ---------------
Total                                                                         138,812
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (5.2%)
Hon Hai Precision Industry                             20,000(c)               93,635
Ibiden                                                  1,000(c)               35,893
Kyocera                                                   400(c)               35,257
Murata Mfg                                                900(c)               44,953
Nidec                                                     500(c)               46,248
TDK                                                       600(c)               36,697
Tripod Technology                                      11,000(c)               37,155
                                                                      ---------------
Total                                                                         329,838
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Hologic                                                 2,100(b,d)             30,450
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Emdeon Cl A                                               360(b)                5,490
-------------------------------------------------------------------------------------

HOME ENTERTAINMENT SOFTWARE (0.5%)
NCSoft                                                    240(c)               30,768
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Sharp                                                   2,000(c)               25,277
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (7.4%)
eBay                                                    2,271(b)               53,459
Open Text                                               6,100(b,c)            247,966
SINA                                                    1,000(b,c,d)           45,180
TelecityGroup                                           5,100(b,c)             31,445
VeriSign                                                3,800(b,d)             92,112
                                                                      ---------------
Total                                                                         470,162
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

IT SERVICES (9.3%)
Amdocs                                                  9,900(b,c)           $282,447
Fidelity Natl Information Services                      2,700                  63,288
Mphasis                                                 2,500(c)               38,713
Rolta India                                            16,400(c)               68,449
Tivit Terceirizacao de Tecnologia e Servicos           13,188(c)              121,136
Xchanging                                               6,524(c)               21,709
                                                                      ---------------
Total                                                                         595,742
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.1%)
Konica Minolta Holdings                                 3,500(c)               36,097
Xerox                                                   4,100                  34,686
                                                                      ---------------
Total                                                                          70,783
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Abbott Laboratories                                       600                  32,394
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.2%)
Avago Technologies                                      3,138(b,c)             57,394
Marvell Technology Group                                2,600(b,c)             53,950
Microchip Technology                                      700                  20,342
MPI                                                     6,000(c)               16,126
Natl Semiconductor                                      2,700(d)               41,472
Novellus Systems                                        2,600(b)               60,684
ON Semiconductor                                        8,200(b,d)             72,242
SUMCO                                                     400(c)                7,074
                                                                      ---------------
Total                                                                         329,284
-------------------------------------------------------------------------------------

SYSTEMS SOFTWARE (20.2%)
BMC Software                                            4,600(b)              184,460
Check Point Software Technologies                       8,947(b,c)            303,123
McAfee                                                    835(b)               33,876
Microsoft                                               6,600                 201,234
Oracle                                                  7,800                 191,412
SonicWALL                                               6,545(b,d)             49,807
Symantec                                               14,800(b)              264,772
Totvs                                                     400(c)               27,080
Websense                                                2,221(b,d)             38,779
                                                                      ---------------
Total                                                                       1,294,543
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $5,485,507)                                                         $6,285,065
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               151,538(e)             $151,538
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $151,538)                                                             $151,538
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (13.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (13.5%)
JPMorgan Prime Money Market Fund                      860,234                $860,234
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $860,234)                                                             $860,234
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $6,497,279)(f)                                                      $7,296,837
=====================================================================================




The industries identified above are generally based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY COUNTRY

The following table represents the portfolio investments of the Fund by country as a percentage of net assets at Dec. 31, 2009.


COUNTRY                                        PERCENTAGE OF NET ASSETS
-----------------------------------------------------------------------
Bermuda                                                   0.8%
Brazil                                                    3.4%
Canada                                                    3.9%
China                                                     2.1%
Germany                                                   1.0%
Guernsey                                                  4.4%
India                                                     1.6%
Israel                                                    5.3%
Italy                                                     0.5%
Japan                                                     4.8%
Netherlands                                               0.7%
Singapore                                                 0.9%
South Korea                                               0.5%
Taiwan                                                    2.9%
United Kingdom                                            4.9%
-----------------------------------------------------------------------
Total Foreign Securities*                                37.7%

United States                                            76.4%
-----------------------------------------------------------------------


* Amount shown does not include companies based in the U.S. that derive at least 50% of their revenue from business outside the U.S. or have at least 50% of their assets outside the U.S. If such companies were included, Total Foreign Securities would be greater than 40%.

NOTES TO PORTFOLIO OF INVESTMENTS


     ADR  --   American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 37.67% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $6,559,155 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $853,264
     Unrealized depreciation                          (115,582)
     ---------------------------------------------------------
     Net unrealized appreciation                      $737,682
     ---------------------------------------------------------





--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
   Application Software           $1,104,618          $261,374         $--        $1,365,992
   Auto Components                        --            34,061          --            34,061
   Computers & Peripherals         1,012,479            36,439          --         1,048,918
   Diversified
    Telecommunication
    Services                          64,680            74,132          --           138,812
   Electronic Equipment,
    Instruments &
    Components                            --           329,838          --           329,838
   Home Entertainment
    Software                              --            30,768          --            30,768
   Household Durables                     --            25,277          --            25,277
   Internet Software &
    Services                         438,717            31,445          --           470,162
   IT Services                       466,871           128,871          --           595,742
   Office Electronics                 34,686            36,097          --            70,783
   Semiconductor &
    Semiconductor Equipment          306,084            23,200          --           329,284
   All Other Industries(b)         1,845,428                --          --         1,845,428
--------------------------------------------------------------------------------------------
Total Equity Securities            5,273,563         1,011,502          --         6,285,065
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                          151,538                --          --           151,538
  Investments of Cash
    Collateral Received for
    Securities on Loan               860,234                --          --           860,234
--------------------------------------------------------------------------------------------
Total Other                        1,011,772                --          --         1,011,772
--------------------------------------------------------------------------------------------
Total                             $6,285,335        $1,011,502         $--        $7,296,837
--------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) All industry classifications are identified in the Portfolio of Investments.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $5,485,507)               $ 6,285,065
  Affiliated money market fund (identified cost $151,538)              151,538
  Investments of cash collateral received for securities on loan
    (identified cost $860,234)                                         860,234
------------------------------------------------------------------------------
Total investments in securities (identified cost $6,497,279)         7,296,837
Capital shares receivable                                                   20
Dividends and accrued interest receivable                                4,142
Receivable for investment securities sold                                4,363
------------------------------------------------------------------------------
Total assets                                                         7,305,362
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   3,893
Payable for investment securities purchased                              2,154
Payable upon return of securities loaned                               860,234
Accrued investment management services fees                              5,209
Accrued distribution fees                                                  539
Accrued transfer agency fees                                               329
Accrued administrative services fees                                       439
Other accrued expenses                                                  40,397
------------------------------------------------------------------------------
Total liabilities                                                      913,194
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 6,392,168
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $       359
Additional paid-in capital                                          11,569,428
Excess of distributions over net investment income                        (135)
Accumulated net realized gain (loss)                                (5,977,063)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           799,579
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 6,392,168
------------------------------------------------------------------------------
*Value of securities on loan                                       $   825,559
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                            NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class 1                     $4,021,757              224,536                      $17.91
Class 2                     $2,370,411              134,415                      $17.64
---------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $   27,276
Interest                                                                   18
Income distributions from affiliated money market fund                    626
Income from securities lending -- net                                     695
  Less foreign taxes withheld                                          (1,777)
-----------------------------------------------------------------------------
Total income                                                           26,838
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                    48,653
Distribution fees -- Class 2                                            4,401
Transfer agency fees
  Class 1                                                               4,413
  Class 2                                                               2,486
Administrative services fees                                            2,902
Compensation of board members                                             155
Custodian fees                                                         46,244
Printing and postage                                                   19,983
Professional fees                                                      62,732
Other                                                                   1,563
-----------------------------------------------------------------------------
Total expenses                                                        193,532
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (93,220)
-----------------------------------------------------------------------------
Total net expenses                                                    100,312
-----------------------------------------------------------------------------
Investment income (loss) -- net                                       (73,474)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                                47,820
  Foreign currency transactions                                       (40,573)
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                                 7,247
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                2,466,138
-----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               2,473,385
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $2,399,911
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                       2009         2008
OPERATIONS
Investment income (loss) -- net                                    $   (73,474) $   (88,590)
Net realized gain (loss) on investments                                  7,247     (890,975)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 2,466,138   (2,027,498)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      2,399,911   (3,007,063)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class 1 shares                                                       160,070      124,499
  Class 2 shares                                                     1,486,640      799,399
Payments for redemptions
  Class 1 shares                                                      (485,495)    (990,797)
  Class 2 shares                                                    (1,081,794)  (1,555,793)
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       79,421   (1,622,692)
-------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              2,479,332   (4,629,755)
Net assets at beginning of year                                      3,912,836    8,542,591
-------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 6,392,168  $ 3,912,836
-------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $      (135) $      (523)
-------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.03       $18.46      $15.99      $13.56      $12.54
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)        (.21)       (.25)       (.20)       (.19)
Net gains (losses) (both realized and
 unrealized)                                         7.07        (7.22)       2.72        2.63        1.21
----------------------------------------------------------------------------------------------------------
Total from investment operations                     6.88        (7.43)       2.47        2.43        1.02
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.91       $11.03      $18.46      $15.99      $13.56
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       62.38%      (40.25%)     15.45%      17.92%       8.13%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               3.86%        3.54%       3.04%       2.57%       2.49%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.90%        1.90%       1.90%       1.90%       1.90%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.38%)      (1.38%)     (1.44%)     (1.37%)     (1.53%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4           $3          $6          $6          $7
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              153%         161%        198%        205%        155%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $10.88       $18.25      $15.83      $13.45      $12.46
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.23)        (.24)       (.28)       (.22)       (.21)
Net gains (losses) (both realized and
 unrealized)                                         6.99        (7.13)       2.70        2.60        1.20
----------------------------------------------------------------------------------------------------------
Total from investment operations                     6.76        (7.37)       2.42        2.38         .99
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.64       $10.88      $18.25      $15.83      $13.45
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       62.13%      (40.38%)     15.29%      17.69%       7.95%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               3.79%        3.71%       3.19%       2.72%       2.64%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            2.15%        2.07%       2.05%       2.05%       2.05%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.60%)      (1.55%)     (1.59%)     (1.52%)     (1.68%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $1          $3          $2          $2
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              153%         161%        198%        205%        155%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Global Technology Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company and has 100 million authorized shares of capital stock. The Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.


--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

OPTIONS TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------
                                              FORWARD FOREIGN
RISK EXPOSURE CATEGORY                      CURRENCY CONTRACTS  OPTIONS
-----------------------------------------------------------------------
Foreign exchange contracts                        $(2,197)        $--
-----------------------------------------------------------------------
Total                                             $(2,197)        $--
-----------------------------------------------------------------------




--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                          RECOGNIZED IN INCOME
-----------------------------------------------------------------------
                                              FORWARD FOREIGN
RISK EXPOSURE CATEGORY                      CURRENCY CONTRACTS  OPTIONS
-----------------------------------------------------------------------
Foreign exchange contracts                          $--           $--
-----------------------------------------------------------------------
Total                                               $--           $--
-----------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $9,000 for the year ended Dec. 31, 2009.

OPTIONS
At Dec. 31, 2009, the Fund had no outstanding options contracts. The monthly average gross notional amount for these contracts was $10,000 for the year ended Dec. 31, 2009.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.87% as the Fund's assets increase. Prior to May 11, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's net assets increased. The management fee for the year ended Dec. 31, 2009 was 0.96% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08 to 0.05% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.06% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $29.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class 1.............................................  1.90%
Class 2.............................................  2.15




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34  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the transfer agency fees and other expenses at the class level were as follows:

Class 1...........................................  $1,244
Class 2...........................................   2,485


The management fees waived/reimbursed at the Fund level were $89,491.

Under an agreement that was effective until May 10, 2009, the Investment Manager contractually agreed to waive certain fees and reimburse certain expenses such that the "other expenses" (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses), would not exceed 0.90% per annum of the class' average daily net assets.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  1.90%
Class 2.............................................  2.15


Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  0.99%
Class 2.............................................  1.24


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $7,410,058 and $7,195,329, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009    2008*
---------------------------------------------------------------
CLASS 1
Sold                                            10,315    7,507
Redeemed                                       (35,557) (63,517)
---------------------------------------------------------------
Net increase (decrease)                        (25,242) (56,010)
---------------------------------------------------------------

CLASS 2
Sold                                            99,079   47,638
Redeemed                                       (71,169) (99,986)
---------------------------------------------------------------
Net increase (decrease)                         27,910  (52,348)
---------------------------------------------------------------


* Certain line items from the prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $825,559 were on loan, secured by cash collateral of $860,234 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.


--------------------------------------------------------------------------------
36  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $695 earned from securities lending from for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. OPTION CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Dec. 31, 2009, are as follows:

                                                      CALLS
                                               CONTRACTS  PREMIUMS
------------------------------------------------------------------
Balance Dec. 31, 2008                              --      $    --
Opened                                              3        1,389
Exercised                                          (3)      (1,389)
------------------------------------------------------------------
Balance Dec. 31, 2009                              --      $    --
------------------------------------------------------------------


9. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $4,012,678 and $3,861,140, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

10. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, post-October losses and losses deferred due to wash sales.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $73,862 and accumulated net realized loss has been decreased by $4,222,662 resulting in a net reclassification adjustment to decrease paid-in capital by $4,296,524.

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $        --
Undistributed accumulated long-term gain.......  $        --
Accumulated realized loss......................  $(5,915,187)
Unrealized appreciation (depreciation).........  $   737,568


For federal income tax purposes, the Fund had a capital loss carry-over of $5,915,187 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

   2010         2011        2016        2017
$4,941,506    $108,762    $544,777    $320,142


For the year ended Dec. 31, 2009, $4,220,678 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


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38  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


13. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering

--------------------------------------------------------------------------------
40  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Global Technology Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


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42  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Global Technology Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  43

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Dec. 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
44  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
46  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
48  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  49

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman(R) mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                              SL-9916 A (3/10)

Annual Report
                                                                 (SELIGMAN LOGO)

SELIGMAN PORTFOLIOS

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

SELIGMAN INTERNATIONAL
GROWTH PORTFOLIO

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO SEEKS LONG-
TERM CAPITAL APPRECIATION.

Seligman International Growth Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   13

Portfolio of Investments...........   15

Statement of Assets and
  Liabilities......................   22

Statement of Operations............   23

Statements of Changes in Net
  Assets...........................   24

Financial Highlights...............   25

Notes to Financial Statements......   26

Report of Independent Registered
  Public Accounting Firm...........   39

Federal Income Tax Information.....   41

Board Members and Officers.........   42

Proxy Voting.......................   46




--------------------------------------------------------------------------------
2  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman International Growth Portfolio (the Fund) gained 22.50% for the 12 month period ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) EAFE Growth Index, which rose 29.91% during the same period.

> The Fund also underperformed its peer group, as represented by the Lipper
  International Multi-Cap Growth Funds Index, which increased 43.99% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Seligman International Growth
  Portfolio                      +22.50%  -13.83%   -3.69%   -5.21%
--------------------------------------------------------------------
MSCI EAFE Growth Index
  (unmanaged)                    +29.91%   -4.41%   +4.02%   -1.00%
--------------------------------------------------------------------
MSCI EAFE Index (unmanaged)      +32.46%   -5.57%   +4.02%   +1.58%
--------------------------------------------------------------------
Lipper International Multi-Cap
  Growth Funds Index             +43.99%   -3.40%   +6.25%   +0.55%
--------------------------------------------------------------------


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy, including any administration fees or sales charges. If reflected, returns would be lower than those shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450.

The performance of the indices does not reflect the effect of expenses (excluding Lipper). It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

There are specific risks associated with international investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.


--------------------------------------------------------------------------------
4  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



Wellington Management Company, LLP (Wellington), an independent money management firm, manages the portfolio for Seligman International Growth Portfolio.

Dear Shareholders,

Seligman International Growth Portfolio (the Fund) gained 22.50% for the 12 months ended Dec. 31, 2009, underperforming the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Growth Index, which gained 29.91% for the period. The Fund also underperformed its peer group, represented by the Lipper International Multi-Cap Growth Funds Index, which increased 43.99% for the period.


COUNTRY BREAKDOWN(1)  (at Dec. 31, 2009)
---------------------------------------------------------------------

Australia                                   0.6%
------------------------------------------------
Belgium                                     1.7%
------------------------------------------------
Brazil                                      2.0%
------------------------------------------------
Canada                                      5.2%
------------------------------------------------
China                                       5.4%
------------------------------------------------
Denmark                                     1.0%
------------------------------------------------
France                                      7.3%
------------------------------------------------
Germany                                     9.6%
------------------------------------------------
Hong Kong                                   2.7%
------------------------------------------------
Ireland                                     1.1%
------------------------------------------------
Israel                                      1.1%
------------------------------------------------
Italy                                       1.1%
------------------------------------------------
Japan                                       9.3%
------------------------------------------------
Luxembourg                                  1.0%
------------------------------------------------
Netherlands                                 8.6%
------------------------------------------------
Spain                                       3.3%
------------------------------------------------
Switzerland                                13.3%
------------------------------------------------
United Kingdom                             25.3%
------------------------------------------------
Other(2)                                    0.4%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
We believe stock selection was the primary driver of the Fund's underperformance relative to the MSCI EAFE Growth Index for the 12 months, particularly in the materials and financials sectors. Weak stock selection in materials was exemplified by our positions in gold producer AGNICO EAGLE MINES and base and precious metals producer ANGLO AMERICAN, whose stock price declined during the period. In financials, investments in financial services provider ALLIANZ and Swiss asset manager GAM HOLDINGS (formerly JULIUS BAER) also detracted from relative results.

Stock selection was positive in the information technology and consumer discretionary sectors. Within information technology, positive results came from British software and services firm AUTONOMY, and from semiconductor companies ARM HOLDINGS and ASML HOLDINGS. Within the consumer discretionary sector, investing in DAIMLER benefitted the Fund's relative investment results.

Overall, we believe sector allocation positively contributed, albeit modestly, to the Fund's results for the year. While an overweight to the consumer discretionary sector detracted from relative performance,

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Reckitt Benckiser Group (United Kingdom)    3.7%
------------------------------------------------
Nestle (Switzerland)                        3.1%
------------------------------------------------
Daimler (Germany)                           2.4%
------------------------------------------------
Rio Tinto (United Kingdom)                  2.4%
------------------------------------------------
Unilever (Netherlands)                      2.4%
------------------------------------------------
Xstrata (Switzerland)                       2.4%
------------------------------------------------
Qiagen (Netherlands)                        2.3%
------------------------------------------------
Potash Corp of Saskatchewan (Canada)        2.2%
------------------------------------------------
Metro (Germany)                             2.2%
------------------------------------------------
Vodafone Group (United Kingdom)             2.2%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


underweight positions in the utilities and financials sectors outweighed the negative impact of the consumer discretionary weighting.

On a country allocation basis, the Fund was negatively impacted by security selection within Belgium, Denmark, and Sweden and was positively impacted by an underweight allocation to Japan.

CHANGES TO THE FUND'S PORTFOLIO
At the sector level over the twelve month period, the Fund's allocations moved from an underweight positioning in consumer discretionary, industrials, and materials to an overweight position and in the opposite direction in health care and information technology. The Fund's allocation to the financials sector was increased, though it still remained a relative underweight, and exposure to telecommunication services was trimmed.

At the country level, over the twelve month period, the Fund's exposure to the United Kingdom and Japan decreased and its exposure to Germany and Hong Kong increased.

OUR FUTURE STRATEGY
We believe the global economy will continue to rebound and cyclically-oriented sectors should perform well. We have therefore positioned the Fund with an overweight exposure to the materials, industrials, and consumer discretionary sectors. We have positioned the Fund with an underweight exposure to the financials sector as we believe that the sector currently provides limited opportunities for growth, relative to companies in other sectors.

(LOGO)

Wellington Management Company, LLP


--------------------------------------------------------------------------------
  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
8  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman International Growth Portfolio (from 1/1/2000 to 12/31/2009) as compared to the performance of the MSCI EAFE Growth Index, the MSCI EAFE Index, the Lipper International Multi-Cap Growth Funds Index and the Lipper International Multi-Cap Growth Funds Average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
     Cumulative value of $10,000                    $12,250    $6,398    $8,288     $5,854
------------------------------------------------------------------------------------------
     Average annual total return                    +22.50%   -13.83%    -3.69%     -5.21%
------------------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX(1)
     Cumulative value of $10,000                    $12,991    $8,733   $12,176     $9,046
------------------------------------------------------------------------------------------
     Average annual total return                    +29.91%    -4.41%    +4.02%     -1.00%
------------------------------------------------------------------------------------------
MSCI EAFE INDEX(2)
     Cumulative value of $10,000                    $13,246    $8,420   $12,178    $11,697
------------------------------------------------------------------------------------------
     Average annual total return                    +32.46%    -5.57%    +4.02%     +1.58%
------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX(3)
     Cumulative value of $10,000                    $14,399    $9,013   $13,539    $10,561
------------------------------------------------------------------------------------------
     Average annual total return                    +43.99%    -3.40%    +6.25%     +0.55%
------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS AVERAGE(4)
     Cumulative value of $10,000                    $14,265    $8,490   $12,302    $11,529
------------------------------------------------------------------------------------------
     Average annual total return                    +42.65%    -5.31%    +4.23%     +1.37%
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
10  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN INTERNATIONAL GROWTH PORTFOLIO LINE GRAPH)


                                                                                    LIPPER INTERNATIONAL    LIPPER INTERNATIONAL
                 SELIGMAN INTERNATIONAL       MSCI EAFE          MSCI EAFE           MULTI-CAP GROWTH        MULTI-CAP GROWTH
                   GROWTH PORTFOLIO        GROWTH INDEX(1)        INDEX(2)            FUNDS INDEX(3)         FUNDS AVERAGE(4)
                 ----------------------    ---------------    ------------------    --------------------    --------------------
1//1/00            $    10,000             $    10,000         $    10,000             $    10,000              $    10,000
3/00                     9,026                  10,151               9,995                  10,535                   10,996
6/00                     7,613                   9,214               9,605                   9,518                   10,201
9/00                     7,468                   8,154               8,836                   8,855                    9,794
12/00                    6,753                   7,560               8,604                   8,053                    8,779
3/01                     5,656                   6,309               7,429                   6,791                    7,402
6/01                     5,599                   6,162               7,365                   6,810                    7,528
9/01                     4,851                   5,197               6,337                   5,501                    5,907
12/01                    5,105                   5,715               6,780                   6,113                    6,848
3/02                     5,099                   5,691               6,818                   6,139                    6,918
6/02                     4,959                   5,594               6,686                   5,835                    6,553
9/02                     4,065                   4,530               5,370                   4,595                    5,197
12/02                    4,262                   4,814               5,718                   4,842                    5,499
3/03                     4,033                   4,434               5,253                   4,355                    5,068
6/03                     4,737                   5,167               6,281                   5,235                    6,294
9/03                     4,889                   5,513               6,795                   5,702                    6,849
12/03                    5,688                   6,378               7,958                   6,600                    7,903
3/04                     6,354                   6,635               8,308                   7,004                    8,372
6/04                     6,342                   6,552               8,345                   6,776                    8,201
9/04                     6,221                   6,450               8,326                   6,744                    8,074
12/04                    7,064                   7,429               9,605                   7,801                    9,263
3/05                     6,497                   7,369               9,595                   7,746                    9,170
6/05                     6,510                   7,320               9,523                   7,806                    9,114
9/05                     7,083                   8,089              10,517                   8,744                   10,171
12/05                    7,421                   8,442              10,951                   9,338                   10,749
3/06                     8,082                   9,210              11,988                  10,301                   11,770
6/06                     7,949                   9,248              12,101                  10,112                   11,519
9/06                     8,159                   9,465              12,583                  10,506                   11,935
12/06                    9,152                  10,358              13,892                  11,718                   13,357
3/07                     9,368                  10,878              14,468                  12,130                   13,904
6/07                    10,099                  11,626              15,433                  13,054                   14,976
9/07                    10,984                  12,134              15,777                  13,829                   15,788
12/07                   11,226                  12,102              15,508                  13,721                   15,633
3/08                     9,533                  11,125              14,139                  12,454                   14,043
6/08                     9,062                  11,153              13,867                  12,291                   13,864
9/08                     6,548                   8,713              11,024                   9,535                   10,656
12/08                    4,779                   6,964               8,830                   7,335                    8,099
3/09                     4,193                   6,106               7,607                   6,639                    7,369
6/09                     4,970                   7,432               9,574                   8,530                    9,350
9/09                     5,708                   8,681              11,443                  10,139                   11,063
12/09                    5,854                   9,046              11,697                  10,561                   11,529




(1) The MSCI EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australasia and the Far East. The index represents the growth portion of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite. The index reflects reinvestment of all distributions and changes in market prices.
(2) The MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper International Multi-Cap Growth Funds Index (the Lipper Index) includes the 10 largest international multi-cap growth funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(4) The Lipper International Multi-Cap Growth Funds Average (the Lipper Average) is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index (BMI). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. The Lipper Average's returns include net reinvested dividends.*


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE (continued) -----------------------------------


* On Jan. 1, 2010, the Lipper Index replaced the Lipper Average as one of the Fund's secondary benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
12  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,178.00        $10.98(c)      2.00%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.12        $10.16(c)      2.00%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +17.80% for the six months ended Dec. 31, 2009.
(c) Beginning May 1, 2010, RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.19%. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $6.53 and the hypothetical expenses paid would have been $6.06.


--------------------------------------------------------------------------------
14  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (101.8%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (0.6%)
Toll Holdings                                           1,444                 $11,273
-------------------------------------------------------------------------------------

BELGIUM (1.7%)
Hansen Transmissions Intl                              17,506(b)               30,838
-------------------------------------------------------------------------------------

BRAZIL (2.1%)
Itau Unibanco Holding ADR                                 802                  18,318
Petroleo Brasileiro ADR                                   400(d)               19,072
                                                                      ---------------
Total                                                                          37,390
-------------------------------------------------------------------------------------

CANADA (5.4%)
Barrick Gold                                              700                  27,566
Potash Corp of Saskatchewan                               380                  41,230
Teck Resources Cl B                                       800(b)               27,985
                                                                      ---------------
Total                                                                          96,781
-------------------------------------------------------------------------------------

CHINA (5.6%)
Ctrip.com Intl ADR                                        300(b)               21,558
Golden Eagle Retail Group                               5,000                  10,142
Trina Solar ADR                                           500(b,d)             26,985
Yingli Green Energy Holding ADR                         1,700(b,d)             26,877
ZTE Series H                                            2,400                  14,756
                                                                      ---------------
Total                                                                         100,318
-------------------------------------------------------------------------------------

DENMARK (1.0%)
Vestas Wind Systems                                       287(b,d)             17,456
-------------------------------------------------------------------------------------

FRANCE (7.5%)
Danone                                                    396                  24,240
Essilor Intl                                              284(d)               16,961
PPR                                                        76                   9,109
Sanofi-Aventis                                            410                  32,196
Schneider Electric                                        189                  21,943
Valeo                                                     282(b)                9,856
Vallourec                                                 113(d)               20,414
                                                                      ---------------
Total                                                                         134,719
-------------------------------------------------------------------------------------

GERMANY (9.8%)
Adidas                                                    447                  24,285
Bayer                                                     171                  13,720
Daimler                                                   848                  45,029
HeidelbergCement                                          390                  26,668
Metro                                                     667(d)               40,991
Siemens                                                   206                  18,924
ThyssenKrupp                                              194                   7,332
                                                                      ---------------
Total                                                                         176,949
-------------------------------------------------------------------------------------

HONG KONG (2.7%)
Li & Fung                                               8,120                  33,571
Sun Hung Kai Properties                                 1,030                  15,315
                                                                      ---------------
Total                                                                          48,886
-------------------------------------------------------------------------------------

IRELAND (1.1%)
Experian                                                2,023                  19,989
-------------------------------------------------------------------------------------

ISRAEL (1.1%)
Teva Pharmaceutical Inds ADR                              370                  20,787
-------------------------------------------------------------------------------------

ITALY (1.1%)
Bulgari                                                 2,461(d)               20,239
-------------------------------------------------------------------------------------

JAPAN (9.5%)
JFE Holdings                                              200                   7,912
Komatsu                                                 1,360                  28,493
Mitsubishi UFJ Financial Group                          3,800                  18,733
Nikon                                                     700                  13,834
Nomura Holdings                                         2,000                  14,885
Rakuten                                                    17                  12,953
Shin-Etsu Chemical                                        400                  22,602
SoftBank                                                1,130                  26,512
Sony                                                      300                   8,729
Toshiba                                                 3,000(b)               16,660
                                                                      ---------------
Total                                                                         171,313
-------------------------------------------------------------------------------------

LUXEMBOURG (1.0%)
ArcelorMittal                                             400(d)               18,300
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

NETHERLANDS (8.8%)
ING Groep                                                 922(b)               $8,866
Koninklijke (Royal) KPN                                 1,798                  30,517
Koninklijke Philips Electronics                         1,176                  34,711
Qiagen                                                  1,850(b)               41,575
Unilever                                                1,338                  43,484
                                                                      ---------------
Total                                                                         159,153
-------------------------------------------------------------------------------------

SPAIN (3.4%)
Banco Santander                                         1,620                  26,731
Red Electrica de Espana                                   617(d)               34,380
                                                                      ---------------
Total                                                                          61,111
-------------------------------------------------------------------------------------

SWITZERLAND (13.6%)
Credit Suisse Group                                       508                  25,152
Kuehne & Nagel Intl                                       211                  20,502
Nestle                                                  1,157                  56,118
Roche Holding                                             119                  20,338
Sonova Holding                                             90                  10,897
STMicroelectronics                                        825                   7,612
Swatch Group                                              131                  33,138
Temenos Group                                             941(b)               24,233
UBS                                                       280(b)                4,357
Xstrata                                                 2,434(b)               43,426
                                                                      ---------------
Total                                                                         245,773
-------------------------------------------------------------------------------------

UNITED KINGDOM (25.8%)
Anglo American                                            458(b)               19,841
Antofagasta                                             2,422                  38,540
ARM Holdings                                           13,177                  37,637
AstraZeneca                                               713                  33,519
BG Group                                                1,242                  22,433
British American Tobacco                                1,188                  38,578
Burberry Group                                          2,810                  26,997
Compass Group                                           3,470                  24,840
HSBC Holdings                                             920                  10,499
Imperial Tobacco Group                                    439                  13,853
Reckitt Benckiser Group                                 1,271                  68,820
Rio Tinto                                                 830                  44,830
Standard Chartered                                      1,073                  27,096
Thomas Cook Group                                       5,074                  18,750
Vodafone Group                                         17,579                  40,720
                                                                      ---------------
Total                                                                         466,953
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,616,886)                                                         $1,838,228
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.4%)
ISSUER                                                 SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                 7,572(e)               $7,572
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $7,572)                                                                 $7,572
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (8.7%)
ISSUER                                                 SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                      156,537                $156,537
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $156,537)                                                             $156,537
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,780,995)(f)                                                      $2,002,337
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec. 31, 2009:


                                         PERCENTAGE OF
INDUSTRY                                   NET ASSETS         VALUE(A)
-----------------------------------------------------------------------
Air Freight & Logistics                        0.6%             $11,273
Auto Components                                0.5                9,856
Automobiles                                    2.5               45,029
Capital Markets                                2.5               44,394
Chemicals                                      3.5               63,832
Commercial Banks                               5.6              101,377
Communications Equipment                       0.8               14,756
Computers & Peripherals                        0.9               16,660
Construction Materials                         1.5               26,668
Distributors                                   1.9               33,571
Diversified Financial Services                 0.5                8,866
Diversified Telecommunication Services         1.7               30,517
Electric Utilities                             1.9               34,380
Electrical Equipment                           5.2               93,261
Food & Staples Retailing                       2.3               40,991
Food Products                                  6.9              123,842
Health Care Equipment & Supplies               1.5               27,858
Hotels, Restaurants & Leisure                  3.6               65,148
Household Durables                             0.5                8,729
Household Products                             3.8               68,820
Industrial Conglomerates                       3.0               53,635
Internet & Catalog Retail                      0.7               12,953
Leisure Equipment & Products                   0.8               13,834
Life Sciences Tools & Services                 2.3               41,575
Machinery                                      4.4               79,745
Marine                                         1.1               20,502
Metals & Mining                               13.0              235,732
Multiline Retail                               1.1               19,251
Oil, Gas & Consumable Fuels                    2.3               41,505
Pharmaceuticals                                6.7              120,560
Professional Services                          1.1               19,989
Real Estate Management & Development           0.8               15,315
Semiconductors & Semiconductor                                   45,249
  Equipment                                    2.5
Software                                       1.3               24,233
Textiles, Apparel & Luxury Goods               5.8              104,659
Tobacco                                        2.9               52,431
Wireless Telecommunication Services            3.7               67,232
Other(1)                                       9.1              164,109
-----------------------------------------------------------------------
Total                                                        $2,002,337
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  --   American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $1,796,409 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $226,213
     Unrealized depreciation                           (20,285)
     ---------------------------------------------------------
     Net unrealized appreciation                      $205,928
     ---------------------------------------------------------







--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Air Freight & Logistics             $--            $11,273         $--           $11,273
    Auto Components                      --              9,856          --             9,856
    Automobiles                          --             45,029          --            45,029
    Capital Markets                      --             44,394          --            44,394
    Chemicals                        41,230             22,602          --            63,832
    Commercial Banks                 18,317             83,060          --           101,377
    Communications
     Equipment                           --             14,756          --            14,756
    Computers & Peripherals              --             16,660          --            16,660
    Construction Materials               --             26,668          --            26,668
    Distributors                         --             33,571          --            33,571
    Diversified Financial
     Services                            --              8,866          --             8,866
    Diversified
     Telecommunication
     Services                            --             30,517          --            30,517
    Electric Utilities                   --             34,380          --            34,380
    Electrical Equipment             53,862             39,399          --            93,261
    Food & Staples
     Retailing                           --             40,991          --            40,991
    Food Products                        --            123,842          --           123,842
    Health Care Equipment &
     Supplies                            --             27,858          --            27,858
    Hotels, Restaurants &
     Leisure                         21,558             43,590          --            65,148
    Household Durables                   --              8,729          --             8,729
    Household Products                   --             68,820          --            68,820
    Industrial
     Conglomerates                       --             53,635          --            53,635
    Internet & Catalog
     Retail                              --             12,953          --            12,953
    Leisure Equipment &
     Products                            --             13,834          --            13,834
    Life Sciences Tools &
     Services                            --             41,575          --            41,575
    Machinery                            --             79,745          --            79,745
    Marine                               --             20,502          --            20,502


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
    Metals & Mining                 $73,851           $161,881         $--          $235,732
    Multiline Retail                     --             19,251          --            19,251
    Oil, Gas & Consumable
     Fuels                           19,072             22,433          --            41,505
    Pharmaceuticals                  20,787             99,773          --           120,560
    Professional Services                --             19,989          --            19,989
    Real Estate Management
     & Development                       --             15,315          --            15,315
    Semiconductors &
     Semiconductor
     Equipment                           --             45,249          --            45,249
    Software                             --             24,233          --            24,233
    Textiles, Apparel &
     Luxury Goods                        --            104,659          --           104,659
    Tobacco                              --             52,431          --            52,431
    Wireless
     Telecommunication
     Services                            --             67,232          --            67,232
--------------------------------------------------------------------------------------------
Total Equity Securities             248,677          1,589,551          --         1,838,228
--------------------------------------------------------------------------------------------

Other
  Affiliated Money Market
    Fund(b)                           7,572                 --          --             7,572
  Investments of Cash
    Collateral Received for
    Securities on Loan              156,537                 --          --           156,537
--------------------------------------------------------------------------------------------
Total Other                         164,109                 --          --           164,109
--------------------------------------------------------------------------------------------
Total                              $412,786         $1,589,551         $--        $2,002,337
--------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value*
  Unaffiliated issuers (identified cost $1,616,886)                $ 1,838,228
  Affiliated money market fund (identified cost $7,572)                  7,572
  Investments of cash collateral received for securities on loan
    (identified cost $156,537)                                         156,537
------------------------------------------------------------------------------
Total investments in securities (identified cost $1,780,995)         2,002,337
Dividends and accrued interest receivable                                1,042
Reclaims receivable                                                      4,196
------------------------------------------------------------------------------
Total assets                                                         2,007,575
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                             39
Capital shares payable                                                   2,641
Payable upon return of securities loaned                               156,537
Accrued investment management services fees                              1,463
Accrued transfer agency fees                                                92
Accrued administrative services fees                                       123
Other accrued expenses                                                  40,260
------------------------------------------------------------------------------
Total liabilities                                                      201,155
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 1,806,420
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $       196
Additional paid-in capital                                           3,733,622
Undistributed net investment income                                        922
Accumulated net realized gain (loss)                                (2,150,013)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           221,693
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 1,806,420
------------------------------------------------------------------------------
Shares outstanding                                                     196,344
------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $      9.20
------------------------------------------------------------------------------
*Value of securities on loan                                       $   151,204
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $ 38,947
Income distributions from affiliated money market fund                  100
Income from securities lending -- net                                   429
  Less foreign taxes withheld                                        (8,425)
---------------------------------------------------------------------------
Total income                                                         31,051
---------------------------------------------------------------------------
Expenses:
Investment management services fees                                  15,188
Transfer agency fees                                                    651
Administrative services fees                                            869
Compensation of board members                                            48
Custodian fees                                                       66,064
Printing and postage                                                  8,236
Professional fees                                                    36,018
Other                                                                   460
---------------------------------------------------------------------------
Total expenses                                                      127,534
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                      (96,059)
---------------------------------------------------------------------------
Total net expenses                                                   31,475
---------------------------------------------------------------------------
Investment income (loss) -- net                                        (424)
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (12,808)
  Foreign currency transactions                                        (114)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                             (12,922)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                321,116
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               308,194
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $307,770
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                      2009         2008
OPERATIONS
Investment income (loss) -- net                                    $     (424) $    (6,669)
Net realized gain (loss) on investments                               (12,922)  (1,661,393)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  321,116     (705,291)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       307,770   (2,373,353)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                         233,648      165,746
Payments for redemptions of shares                                   (308,441)    (772,441)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (74,793)    (606,695)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               232,977   (2,980,048)
Net assets at beginning of year                                     1,573,443    4,553,491
------------------------------------------------------------------------------------------
Net assets at end of year                                          $1,806,420  $ 1,573,443
------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $      922  $      (499)
------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of the Fund held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges.

                                                                     YEAR ENDED DEC. 31,
                                                   -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $7.51       $17.64      $14.38      $11.66      $11.10
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)      (.03)       (.02)       (.07)       (.03)
Net gains (losses) (both realized and
 unrealized)                                         1.69       (10.10)       3.28        2.79         .59
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.69       (10.13)       3.26        2.72         .56
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.20        $7.51      $17.64      $14.38      $11.66
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.50%      (57.43%)     22.67%      23.33%       5.04%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               8.11%        4.63%       4.02%       3.94%       5.05%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.00%        2.00%       2.00%       2.00%       2.00%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .01%        (.22%)      (.15%)      (.54%)      (.24%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $5          $4          $4
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              327%         365%        235%        166%        189%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Rounds to zero.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman International Growth Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund offers Class 1 shares as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. The Fund has 100 million authorized shares of capital stock. The Fund invests primarily in high-quality, large and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included

--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


transfers in), and the reasons(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                          $(1,884)
----------------------------------------------------------------------
Total                                               $(1,884)
----------------------------------------------------------------------



    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                            $--
----------------------------------------------------------------------
Total                                                 $--
----------------------------------------------------------------------




--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $20,000 for the year ended Dec. 31, 2009.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.86% as the Fund's net assets increase. Prior to May 11, 2009, the Investment Manager received an annual fee that is equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's net assets increased. The management fee for the year ended Dec. 31, 2009 was 0.97% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Wellington Management Company, LLP to subadvise the assets of the Fund.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.06% of the Fund's average daily net assets for the year ended Dec. 31, 2009. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation,

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $11.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 2.00% of the Fund's average daily net assets.

Under an agreement that was effective until May 10, 2009, the Investment Manager contractually agreed to waive certain fees and reimburse certain expenses such that "other expenses" (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses), would not exceed 1.00% per annum of the Fund's average daily net assets.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 2.00% of the Fund's average daily net assets.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 1.19% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated $4,990,074 and $5,012,938, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009    2008*
---------------------------------------------------------------
Sold                                            26,863   11,174
Redeemed                                       (40,094) (59,688)
---------------------------------------------------------------
Net increase (decrease)                        (13,231) (48,514)
---------------------------------------------------------------


* Certain line items from the prior year have been removed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $151,204 were on loan, secured by cash collateral of $156,537 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $429 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $1,584,548 and $1,576,976, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.


--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October losses, foreign tax credits and losses deferred due to wash sales.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,845 and accumulated net realized loss has been increased by $1,845.

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income....................................       $957
Undistributed accumulated long-term gain.........................        $--
                                                                   $(2,134,-
Accumulated realized loss........................................       598)
Unrealized appreciation (depreciation)...........................   $206,243


For federal income tax purposes, the Fund had a capital loss carry-over of $2,056,911 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

  2010         2016         2017
$481,073    $1,325,858    $249,980


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $77,687 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------
36  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
38  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN INTERNATIONAL GROWTH PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman International Growth Portfolio (the
Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman International Growth Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
40  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Dec. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Dividends Received Deduction for corporations................      0.79%
    Foreign Tax Credit...........................................     $7,704
    Foreign Source Income........................................    $21,945


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  41

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
42  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 45                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  45

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
46  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman(R) mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                              SL-9920 A (3/10)

Annual Report                                                    (SELIGMAN LOGO)

SELIGMAN PORTFOLIOS

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

SELIGMAN INVESTMENT
GRADE FIXED INCOME
PORTFOLIO

SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO
SEEKS FAVORABLE CURRENT INCOME.

Seligman Investment Grade Fixed Income Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   21

Statement of Operations............   22

Statements of Changes in Net
  Assets...........................   23

Financial Highlights...............   24

Notes to Financial Statements......   25

Report of Independent Registered
  Public Accounting Firm...........   37

Federal Income Tax Information.....   39

Board Members and Officers.........   40

Proxy Voting.......................   44







--------------------------------------------------------------------------------
2 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Investment Grade Fixed Income Portfolio (the Fund) gained 5.06% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S.
  Aggregate Bond Index, which advanced 5.93% during the 12-month period.

> The Fund underperformed its peer group, as represented by the Lipper
  Intermediate Investment-Grade Debt Funds Index, which rose 14.30% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Seligman Investment Grade Fixed
  Income Portfolio                 +5.06%   +3.28%   +2.87%   +4.67%
---------------------------------------------------------------------
Barclays Capital U.S. Aggregate
  Bond Index (unmanaged)           +5.93%   +6.04%   +4.97%   +6.33%
---------------------------------------------------------------------
Lipper Intermediate Investment-
  Grade Debt Funds Index          +14.30%   +4.72%   +4.18%   +5.74%
---------------------------------------------------------------------


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy, including any administration fees or sales charges. If reflected, returns would be lower than those shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450.

The performance of the Barclays Capital U.S. Aggregate Bond Index does not reflect the effect of expenses. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                       REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X              HIGH
           X              MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities.


--------------------------------------------------------------------------------
4 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

Seligman Investment Grade Fixed Income Portfolio (the Fund) gained 5.06% for the 12 months ended Dec. 31, 2009. The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), which advanced 5.93% during the 12-month period. The Fund underperformed its peer group, as represented by the Lipper Intermediate Investment-Grade Debt Funds Index, which rose 14.30% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
Lower quality fixed income sectors outperformed higher quality fixed income sectors during the quarter, as investors poured back in to risk assets. Indeed, 2009 was a year of significant performance dispersion. The U.S. Treasury market posted negative total returns, with the Barclays Capital U.S. Treasury Index down 3.57% for the year, the worst performance for the sector since the index was created in 1973. It can be said that Treasury rates, while increasing, moved in a direction that was consistent with economic data, equity and credit markets. Two-year Treasury yields rose 0.37%, five-year Treasury yields rose 1.13%, 10-year Treasury yields were up 1.62%, and 30-year Treasury yields increased 1.97% to end the year at 4.65%. The yield curve, then, steepened, as short-term rates appeared anchored by the low federal funds target rate

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Asset-Backed                                1.4%
------------------------------------------------
Consumer Discretionary                      0.5%
------------------------------------------------
Consumer Staples                            1.9%
------------------------------------------------
Energy                                      1.1%
------------------------------------------------
Financials                                  1.8%
------------------------------------------------
Foreign Government                          0.5%
------------------------------------------------
Materials                                   0.6%
------------------------------------------------
Residential Mortgage-Backed                15.8%
------------------------------------------------
Telecommunication                           4.0%
------------------------------------------------
U.S. Government Obligations & Agencies     49.2%
------------------------------------------------
Utilities                                   9.3%
------------------------------------------------
Other(2)                                   13.9%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                       REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

and language from the Federal Reserve Board (the Fed) that suggests its overnight lending rate target will remain low for an extended period of time. Long-term rates experienced a more pronounced move higher, as investors showed some concern about the anticipated significant Treasury security supply in 2010, required to help fund the plethora of government stimulus programs, being heavily weighted to the long-term end of the market. In addition, as economic data showed signs of improvement, fixed income investors may have begun to price in an eventual shift in monetary policy, i.e. interest rate hikes by the Fed.

Non-Treasury sectors performed quite well in comparison. Investors embraced the more credit sensitive fixed income sectors in 2009 as fear and panic subsided, giving way to optimism for the economic recovery developing and encouraged by higher equity markets globally. Within the investment grade sectors of the fixed income market, commercial mortgage-backed securities performed best, followed closely by asset-backed securities and investment grade corporate bonds. Mortgage-backed securities performed in line with the Barclays Capital Index, and government agency securities generated positive returns but lagged the other non-Treasury sectors.


QUALITY BREAKDOWN OF FIXED INCOME SECURITIES(1)
(at Dec. 31, 2009)
---------------------------------------------------------------------

AAA rating                                 75.0%
------------------------------------------------
AA rating                                   0.6%
------------------------------------------------
A rating                                    6.4%
------------------------------------------------
BBB rating                                 14.9%
------------------------------------------------
Non-investment grade                        3.1%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.2% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
6 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Throughout, the Fed maintained the targeted federal funds rate in the 0% to 0.25% range, continuing to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations were likely to warrant exceptionally low levels of the federal funds rate for an extended period. According to the Fed, "household spending...remains constrained by a weak labor market, modest income growth, lower housing wealth, and tight credit." In its mid-December statement, the Fed also announced that most of its special liquidity facilities would expire on Feb. 1, 2010.

Sector allocation within the Fund was a key driver of its results relative to the Barclays Capital Index during the annual period, as the non-Treasury sectors rallied. Significant allocations to investment grade corporate bonds and mortgage-backed securities particularly helped. Security selection overall was also a strong contributor to the Fund's results, especially within the mortgage-backed securities and investment grade corporate bond sectors.

There were no major detractors from the Fund's results during the year. It could be said that monetizing some of the gains the Fund had garnered from non-Treasury sector investments (taking profits in an effort to be prudent for our shareholders) beginning late in the second quarter may have proved premature, as these sectors continued to rally through year end.

The Fund began the year with a shorter duration (a measure of the Fund's sensitivity to changes in interest rates) than the Barclays Capital Index, as we expected interest rates to gradually rise as markets stabilized. While this positioning detracted from the Fund's results during the first quarter, we lengthened the Fund's duration to a rather neutral stance compared to the Barclays Capital Index by the end of the second quarter and then maintained that positioning through most of the year. We further extended the Fund's duration in December, anticipating lower interest rates. As interest rates continued to decline in December, this positioning hurt. For the annual period overall, however, the Fund's duration positioning had a neutral impact on its results. Similarly, yield curve positioning detracted during the first quarter when we had implemented a flattening bias. However, we subsequently removed that bias, which helped as the yield

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                       REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


curve steepened, and so yield curve positioning within the Fund had a fairly neutral impact on its results during the annual period as a whole.

CHANGES TO THE FUND'S PORTFOLIO
As indicated, the Fund began the year with a duration shorter-than-Barclays Capital Index and then lengthened to a duration neutral-to-the-Index as interest rates rose. Interest rates had been extremely low at the beginning of the year and spreads (the difference in yields between Treasury securities and non-Treasury securities) were very wide as the market feared a deepening of the financial crisis. We also removed the Fund's yield curve flattening bias during the first quarter of 2009.

From a broad sector perspective, we increased the Fund's allocation to non-Treasury segments of the fixed income market during the first half of the year. We subsequently sought to reduce the Fund's risk level during the second half of the year, redeploying profits taken from the sale of non-Treasury securities into Treasury securities. The Fund's turnover rate for the annual period was 284%.*

OUR FUTURE STRATEGY
We expect the Fed to be on hold for the majority of 2010 as the economy continues its recovery. U.S. Gross Domestic Product is anticipated to be in the 3% to 4% range in 2010. If this scenario is realized, it would still mean, we believe, high unemployment levels at the end of the year. Therefore, we would not expect a change in monetary policy unless economic growth were to break out of that range. This may be difficult given the ongoing headwinds of persistent housing market and consumer balance sheet pressures.

Overall, we expect the first quarter of 2010 to largely be a continuation of what we saw during the fourth quarter of 2009, but with a trend toward slightly higher interest rates, as the U.S. Treasury ramps up its issuance of longer-maturity Treasury securities. With the expiration of the U.S. government's asset purchase programs and with anticipation for increased long-maturity Treasury supply, we expect interest rates will need to move a bit higher to underwrite the issuance. We expect higher quality non-Treasury issues to continue to find good sponsorship in the marketplace.

--------------------------------------------------------------------------------
8 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


We would expect the yield curve to maintain its steep shape until there is evidence that a change in monetary policy is near.

Going forward, we intend to increase the Fund's emphasis on corporate bonds, preferring the transparency of non-cyclical asset rich investment grade corporate bonds in non-financial industries. Mortgage positions will likely continue to be primarily in the agency mortgage sector. We expect to shorten slightly the Fund's duration compared to the Barclays Capital Index. As always, we will maintain our disciplined focus on individual security selection.






Tom Murphy, CFA(R)    Scott Schroepfer, CFA(R)    Todd White
Portfolio Manager     Portfolio Manager           Portfolio Manager



* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Portfolio.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                       REPORT  9

THE FUND'S LONG-TERM PERFORMANCE  ----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Investment Grade Fixed Income Portfolio (from 1/1/2000 to 12/31/2009) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, the Lipper Intermediate Investment-Grade Debt Funds Index and the Lipper Corporate Debt Funds BBB-Rated Average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO
        Cumulative value of $10,000                 $10,506   $11,016   $11,522    $15,786
------------------------------------------------------------------------------------------
        Average annual total return                  +5.06%    +3.28%    +2.87%     +4.67%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000                 $10,593   $11,925   $12,744    $18,473
------------------------------------------------------------------------------------------
        Average annual total return                  +5.93%    +6.04%    +4.97%     +6.33%
------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS INDEX(2)
        Cumulative value of $10,000                 $11,430   $11,483   $12,270    $17,480
------------------------------------------------------------------------------------------
        Average annual total return                 +14.30%    +4.72%    +4.18%     +5.74%
------------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE(3)
        Cumulative value of $10,000                 $12,116   $11,340   $12,190    $17,700
------------------------------------------------------------------------------------------
        Average annual total return                 +21.16%    +4.28%    +4.04%     +6.11%
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
10 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO LINE GRAPH)

                  SELIGMAN INVESTMENT    BARCLAYS CAPITAL    LIPPER INTERMEDIATE      LIPPER CORPORATE
                      GRADE FIXED         U.S. AGGREGATE       INVESTMENT GRADE          DEBT FUNDS
                    INCOME PORTFOLIO       BOND INDEX(1)          INDEX (2)         BBB-RATED AVERAGE(3)
                  -------------------    ----------------    -------------------    --------------------
1/1/00                  $10,000               $10,000              $10,000                 $10,000
3/00                     10,205                10,221               10,197                  10,187
6/00                     10,356                10,399               10,330                  10,196
9/00                     10,637                10,712               10,632                  10,433
12/00                    11,025                11,163               11,058                  10,684
3/01                     11,316                11,501               11,405                  11,054
6/01                     11,316                11,566               11,456                  11,129
9/01                     11,694                12,100               11,954                  11,437
12/01                    11,634                12,105               11,967                  11,550
3/02                     11,532                12,116               11,959                  11,554
6/02                     11,986                12,564               12,266                  11,790
9/02                     12,667                13,140               12,689                  12,055
12/02                    12,777                13,347               12,959                  12,448
3/03                     12,966                13,532               13,187                  12,781
6/03                     13,463                13,871               13,586                  13,481
9/03                     13,392                13,851               13,584                  13,515
12/03                    13,378                13,894               13,661                  13,775
3/04                     13,650                14,264               14,003                  14,153
6/04                     13,268                13,915               13,663                  13,723
9/04                     13,613                14,360               14,077                  14,275
12/04                    13,700                14,497               14,246                  14,575
3/05                     13,552                14,428               14,177                  14,447
6/05                     13,950                14,862               14,588                  14,839
9/05                     13,787                14,761               14,506                  14,772
12/05                    13,828                14,849               14,571                  14,830
3/06                     13,687                14,753               14,491                  14,772
6/06                     13,624                14,742               14,471                  14,716
9/06                     14,175                15,303               15,017                  15,317
12/06                    14,329                15,493               15,221                  15,564
3/07                     14,530                15,726               15,447                  15,783
6/07                     14,430                15,644               15,330                  15,679
9/07                     14,714                16,089               15,720                  15,935
12/07                    15,130                16,572               16,048                  16,095
3/08                     15,307                16,931               16,066                  16,119
6/08                     15,131                16,759               15,890                  15,943
9/08                     14,761                16,677               15,339                  14,762
12/08                    15,025                17,440               15,292                  14,626
3/09                     15,062                17,461               15,383                  14,270
6/09                     15,303                17,772               16,217                  15,958
9/09                     15,824                18,436               17,235                  17,391
12/09                    15,786                18,473               17,480                  17,700




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Intermediate Investment-Grade Debt Funds Index (the Lipper Index) includes the 30 largest investment grade funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(3) The Lipper Corporate Debt Funds BBB-Rated Average (the Lipper Average) is an average of funds that invest primarily in corporate and government debt issues rated in the top four grades. The Lipper Average's returns include net reinvested dividends.*
* On Jan. 1, 2010, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.


--------------------------------------------------------------------------------
12 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,031.50        $4.35(c)        .85%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.92        $4.33(c)        .85%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +3.15% for the six months ended Dec. 31, 2009.
(c) Beginning May 1, 2010, RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.79%. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $4.05 and the hypothetical expenses paid would have been $4.02.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (93.6%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SUPRANATIONAL (0.6%)(C)
Corp Andina de Fomento
 01-12-17                            5.75%             $10,000(e)             $10,177
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (53.4%)
Federal Farm Credit Bank
 02-07-13                            3.40               40,000                 41,704
Federal Home Loan Banks
 05-20-11                            2.63               45,000                 46,083
 12-30-11                            1.25               15,000                 14,890
 11-17-17                            5.00               10,000                 10,817
Federal Home Loan Mtge Corp
 12-15-11                            1.13                5,000                  4,992
 02-24-12                            1.50               25,000                 24,914
 10-26-12                            2.05               15,000                 14,911
 12-28-12                            0.50               25,000(i)              24,984
 07-15-14                            5.00                5,000                  5,493
Federal Natl Mtge Assn
 06-09-10                            3.26               15,000                 15,192
 08-12-10                            3.25               10,000                 10,178
 11-10-11                            1.30               25,000                 25,001
 08-17-12                            2.24                5,000                  5,010
 11-19-12                            4.75               10,000                 10,826
 01-02-14                            5.13                6,000                  6,370
 11-20-14                            2.63               15,000(e)              14,850
U.S. Treasury
 02-28-11                            4.50               95,000                 99,160
 11-15-12                            1.38               15,000                 14,892
 05-31-13                            3.50                5,000                  5,269
 12-31-13                            1.50               35,000                 34,079
 11-30-14                            2.13              155,000(e)             151,330
 08-15-15                            4.25               30,000                 32,109
 04-30-16                            2.63               20,000                 19,380
 08-15-19                            3.63               28,000                 27,528
 11-15-19                            3.38              125,000(e)             120,331
 02-15-29                            5.25               15,000                 16,252
 02-15-31                            5.38               16,000                 17,680
 08-15-39                            4.50               50,000                 48,867
U.S. Treasury Inflation-Indexed Bond
 04-15-10                            0.88                4,564(h)               4,580
 04-15-14                            1.25                8,172(h)               8,446
 01-15-15                            1.63               14,717(h)              15,307
 01-15-16                            2.00                5,446(h)               5,751
 07-15-16                            2.50               13,380(h)              14,571
 07-15-17                            2.63                7,823(h)               8,603
U.S. Treasury
 Principal Strip
 11-15-26                            6.50               50,000                 22,122
                                                                      ---------------
Total                                                                         942,472
-------------------------------------------------------------------------------------

ASSET-BACKED (1.5%)
Caterpillar Financial Asset Trust
 Series 2008A Cl A3
 04-25-14                            4.94               15,000                 15,352
Centex Home Equity
 Series 2002-D Cl M2
 12-25-32                            2.28               19,243(i)               1,827
Irwin Home Equity
 Series 2005-A Cl A3
 02-25-34                            0.61               10,757(i)               8,720
                                                                      ---------------
Total                                                                          25,899
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (17.2%)(f)
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-F Cl 1A1
 07-25-34                            4.09                4,451(i)               3,952
Federal Home Loan Mtge Corp
 01-01-25                            5.50              100,000(g)             105,734
Federal Home Loan Mtge Corp #1Q0140
 08-01-36                            6.16               14,514(i)              15,388
Federal Natl Mtge Assn
 01-01-40                            6.50               25,000(g)              26,773
Federal Natl Mtge Assn #256901
 09-01-37                            6.50               28,066                 29,943
Federal Natl Mtge Assn #745392
 12-01-20                            4.50               13,188                 13,713


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #881886
 04-01-36                            5.36%             $16,918(i)             $17,830
Federal Natl Mtge Assn #886764
 08-01-36                            6.00               16,710(i)              17,731
GSR Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR4 Cl 4A1
 07-25-35                            5.36               14,905(i)              11,725
Homestar Mtge Acceptance
 Collateralized Mtge Obligation
 Series 2004-1 Cl A1
 03-25-34                            0.55                7,814(i)               5,167
Indymac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl 2A1B
 03-25-36                            5.78               25,214(i)              12,887
Structured Asset Securities
 Series 2003-18XS Cl A6
 06-25-33                            4.04               30,021                 27,875
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2004-K Cl 2A3
 07-25-34                            4.72               14,676(i)              14,228
                                                                      ---------------
Total                                                                         302,946
-------------------------------------------------------------------------------------

BANKING (1.4%)
Bank of America
 Sr Unsecured
 05-01-18                            5.65               10,000                 10,176
Citigroup
 Sr Unsecured
 05-15-18                            6.13               10,000(e)              10,054
Wells Fargo & Co
 Sr Unsecured
 12-11-17                            5.63                5,000                  5,201
                                                                      ---------------
Total                                                                          25,431
-------------------------------------------------------------------------------------

BROKERAGE (0.2%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                            6.88               15,000(b,j)             3,113
-------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Dow Chemical
 Sr Unsecured
 05-15-19                            8.55               10,000                 11,931
-------------------------------------------------------------------------------------

ELECTRIC (6.1%)
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                            8.88               10,000                 12,346
Consumers Energy
 1st Mtge Series J
 02-15-14                            6.00               10,000                 10,992
Dominion Resources
 Sr Unsecured Series A
 11-15-16                            5.60               15,000                 15,566
DTE Energy
 Sr Unsecured
 05-15-14                            7.63                5,000                  5,582
Indiana Michigan Power
 Sr Unsecured
 03-15-19                            7.00                5,000                  5,580
Metropolitan Edison
 Sr Unsecured
 03-15-13                            4.95                5,000                  5,203
Nevada Power
 Series L
 01-15-15                            5.88               10,000                 10,731
NiSource Finance
 03-01-13                            6.15                5,000                  5,324
 09-15-17                            5.25                5,000                  4,918
 01-15-19                            6.80                5,000                  5,347
Potomac Electric Power
 1st Mtge
 04-15-14                            4.65               15,000                 15,743
Sierra Pacific Power
 Series M
 05-15-16                            6.00               10,000                 10,598
                                                                      ---------------
Total                                                                         107,930
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.1%)
Dr Pepper Snapple Group
 12-21-11                            1.70               10,000                  9,991


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Kraft Foods
 Sr Unsecured
 10-01-13                            5.25%             $10,000                $10,567
 08-11-17                            6.50                5,000                  5,425
 02-01-18                            6.13                5,000                  5,258
SABMiller
 Sr Unsecured
 01-15-14                            5.70                5,000(c,d)             5,402
                                                                      ---------------
Total                                                                          36,643
-------------------------------------------------------------------------------------

GAS PIPELINES (4.0%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                            7.75               10,000                 10,576
CenterPoint Energy Resources
 Sr Unsecured Series B
 04-01-13                            7.88                5,000                  5,632
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                            6.80               30,000                 33,122
Northwest Pipeline
 Sr Unsecured
 06-15-16                            7.00                5,000                  5,630
Transcontinental Gas Pipe Line LLC
 Sr Unsecured
 04-15-16                            6.40               10,000                 10,909
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                            7.00                5,000                  5,377
                                                                      ---------------
Total                                                                          71,246
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.2%)
Anadarko Petroleum
 Sr Unsecured
 09-15-16                            5.95                5,000                  5,408
EnCana
 Sr Unsecured
 12-01-17                            5.90               15,000(c)              16,132
                                                                      ---------------
Total                                                                          21,540
-------------------------------------------------------------------------------------

MEDIA CABLE (0.3%)
Comcast
 05-15-18                            5.70                5,000                  5,256
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.5%)
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                            6.13               10,000                  9,886
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.3%)
General Electric Capital
 Sr Unsecured
 01-10-39                            6.88                5,000                  5,163
-------------------------------------------------------------------------------------

RETAILERS (0.3%)
CVS Caremark
 Sr Unsecured
 09-15-39                            6.13                5,000                  4,956
-------------------------------------------------------------------------------------

WIRELESS (0.3%)
US Cellular
 Sr Unsecured
 12-15-33                            6.70                5,000                  4,917
-------------------------------------------------------------------------------------

WIRELINES (3.5%)
AT&T
 Sr Unsecured
 02-01-18                            5.50                5,000                  5,255
 02-15-39                            6.55                5,000                  5,268
BellSouth
 Sr Unsecured
 09-15-14                            5.20               15,000                 16,065
TELUS
 Sr Unsecured
 06-01-11                            8.00                7,000(c)               7,578
Verizon New York
 Sr Unsecured Series A
 04-01-12                            6.88               15,000                 16,320
Verizon New York
 Sr Unsecured Series B
 04-01-32                            7.38               10,000                 10,773
                                                                      ---------------
Total                                                                          61,259
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,674,763)                                                         $1,650,765
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (15.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               266,290(k)             $266,290
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $266,290)                                                             $266,290
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (10.6%)
                                                       SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                      186,416                $186,416
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $186,416)                                                             $186,416
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,127,469)(l)                                                      $2,103,471
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 2.23% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $5,402 or 0.31% of net assets.

(e) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $133,756. See Note 2 to the financial statements.

(h) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009.

(j)  This position is in bankruptcy.

(k) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(l) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $2,127,544 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                           $46,147
     Unrealized depreciation                           (70,220)
     ---------------------------------------------------------
     Net unrealized depreciation                      $(24,073)
     ---------------------------------------------------------





--------------------------------------------------------------------------------
18 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations & Agencies               $--           $10,177         $--           $10,177
  U.S. Government
    Obligations & Agencies           609,000           333,472          --           942,472
  Asset-Backed Securities                 --            25,899          --            25,899
  Residential Mortgage-
    Backed Securities                     --           302,946          --           302,946
  Corporate Debt Securities               --           369,271          --           369,271
--------------------------------------------------------------------------------------------
Total Bonds                          609,000         1,041,765          --         1,650,765
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(a)                          266,290                --          --           266,290
  Investments of Cash
    Collateral Received for
    Securities on Loan               186,416                --          --           186,416
--------------------------------------------------------------------------------------------
Total Other                          452,706                --          --           452,706
--------------------------------------------------------------------------------------------
Total                             $1,061,706        $1,041,765         $--        $2,103,471
--------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
20 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,674,763)               $1,650,765
  Affiliated money market fund (identified cost $266,290)             266,290
  Investments of cash collateral received for securities on loan
    (identified cost $186,416)                                        186,416
-----------------------------------------------------------------------------
Total investments in securities (identified cost $2,127,469)        2,103,471
Cash                                                                      292
Dividends and accrued interest receivable                              13,242
Receivable for investment securities sold                                 102
-----------------------------------------------------------------------------
Total assets                                                        2,117,107
-----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  3,742
Payable for investment securities purchased                           133,776
Payable upon return of securities loaned                              186,416
Accrued investment management services fees                               525
Accrued transfer agency fees                                               91
Accrued administrative services fees                                      107
Other accrued expenses                                                 28,903
-----------------------------------------------------------------------------
Total liabilities                                                     353,560
-----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $1,763,547
-----------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      220
Additional paid-in capital                                          1,913,800
Undistributed net investment income                                    18,693
Accumulated net realized gain (loss)                                 (145,168)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          (23,998)
-----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $1,763,547
-----------------------------------------------------------------------------
Shares outstanding                                                    219,902
-----------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $     8.02
-----------------------------------------------------------------------------
*Value of securities on loan                                       $  301,042
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  21

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Interest                                                           $ 58,543
Income distributions from affiliated money market fund                  674
Income from securities lending -- net                                   226
---------------------------------------------------------------------------
Total income                                                         59,443
---------------------------------------------------------------------------
Expenses:
Investment management services fees                                   6,562
Transfer agency fees                                                    704
Administrative services fees                                            821
Compensation of board members                                            55
Custodian fees                                                       16,888
Printing and postage                                                  9,341
Professional fees                                                    28,353
Other                                                                   531
---------------------------------------------------------------------------
Total expenses                                                       63,255
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                      (47,932)
---------------------------------------------------------------------------
Total net expenses                                                   15,323
---------------------------------------------------------------------------
Investment income (loss) -- net                                      44,120
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on investments                               9,572
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 36,192
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                45,764
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 89,884
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                 2009        2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   44,120  $   77,188
Net realized gain (loss) on investments                            9,572     (14,681)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                           36,192     (78,840)
------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      89,884     (16,333)
------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                         (100,000)    (89,938)
------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                    119,605     442,726
Net asset value of shares issued for reinvestment of
  distributions                                                  100,000      89,938
Payments for redemptions of shares                              (257,928)   (557,296)
------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                   (38,323)    (24,632)
------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (48,439)   (130,903)
Net assets at beginning of year                                1,811,986   1,942,889
------------------------------------------------------------------------------------
Net assets at end of year                                     $1,763,547  $1,811,986
------------------------------------------------------------------------------------
Undistributed net investment income                           $   18,693  $   74,790
------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  23

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of the Fund held for periods shown. Per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                  YEAR ENDED DEC. 31,
                                                   -------------------------------------------------
PER SHARE DATA                                      2009       2008       2007       2006       2005
Net asset value, beginning of period               $8.09      $8.57      $8.57      $8.80      $9.27
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .20        .34        .39        .41        .34
Net gains (losses) (both realized and
 unrealized)                                         .21       (.40)       .08       (.09)      (.26)
----------------------------------------------------------------------------------------------------
Total from investment operations                     .41       (.06)       .47        .32        .08
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.48)      (.42)      (.47)      (.55)      (.55)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.02      $8.09      $8.57      $8.57      $8.80
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       5.06%      (.70%)     5.59%      3.61%       .95%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              3.51%      2.20%      2.48%      2.38%      1.70%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .85%       .85%       .85%       .85%       .85%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.45%      3.97%      4.49%      4.59%      3.67%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $2         $2         $2         $2         $3
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             284%(c)    232%       281%       768%       597%
----------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS.
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 249% for the year ended Dec. 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Investment Grade Fixed Income Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund offers Class 1 shares as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. The Fund has 100 million authorized shares of capital stock. The Fund invests in fixed-income securities, diversified among a number of market sectors. The Fund has a fundamental policy that at least 80% of the Fund's assets will be invested in securities that are rated investment-grade when purchased by the Fund.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
26 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Dec. 31, 2009, the Fund has outstanding when-issued securities of $133,756.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11,

--------------------------------------------------------------------------------
28 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


2009, the management fee is equal to 0.345% of the Fund's average daily net assets. Prior to May 11, 2009, the Investment Manager received an annual fee equal to 0.40% of the Fund's average daily net assets. The management fee for the year ended Dec. 31, 2009 was 0.36% of the Fund's average daily net assets. The reduction in the investment management services fee on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.05% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $13.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records.

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 0.85% of the Fund's average daily net assets.

Under an agreement that was effective until May 10, 2009, the Investment Manager contractually agreed to waive certain fees and reimburse certain expenses such that "other expenses" (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses), would not exceed 0.45% per annum of the average daily net assets.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.85% of the Fund's average daily net assets.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.79% of the Fund's average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $4,495,922 and $4,225,411, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
30 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009     2008
---------------------------------------------------------------
Sold                                            14,247   51,096
Reinvested distributions                        12,438   11,063
Redeemed                                       (30,810) (64,946)
---------------------------------------------------------------
Net increase (decrease)                         (4,125)  (2,787)
---------------------------------------------------------------


6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $301,042 were on loan, secured by U.S. government securities valued at $121,704 and by cash collateral of $186,416 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $226

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


earned from securities lending from May 8, 2009 through Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $1,077,815 and $811,525, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
32 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $217 and accumulated net realized loss has been decreased by $217.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                             2009      2008
---------------------------------------------------------------
Ordinary income.............................  $100,000  $89,938


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.....................  $  18,730
Undistributed accumulated long-term gain..........  $      --
Accumulated realized loss.........................  $(145,093)
Unrealized appreciation (depreciation)............  $ (24,110)


For federal income tax purposes, the Fund had a capital loss carry-over of $141,804 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

  2013       2014       2017
$56,149    $75,089    $10,566


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $3,289 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
34 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
36 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Investment Grade Fixed Income Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Investment Grade Fixed Income Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
38 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  39

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
40 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  41

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
42 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  43

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
44 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman(R) mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                              SL-9919 A (3/10)

Annual Report
                                                                 (SELIGMAN LOGO)

SELIGMAN PORTFOLIOS

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

SELIGMAN LARGE-CAP
VALUE PORTFOLIO

SELIGMAN LARGE-CAP VALUE PORTFOLIO SEEKS LONG-TERM
CAPITAL APPRECIATION.

Seligman Large-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   18

Statement of Operations............   19

Statements of Changes in Net
  Assets...........................   20

Financial Highlights...............   21

Notes to Financial Statements......   22

Report of Independent Registered
  Public Accounting Firm...........   33

Federal Income Tax Information.....   35

Board Members and Officers.........   36

Proxy Voting.......................   40





--------------------------------------------------------------------------------
2  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Large-Cap Value Portfolio (the Fund) Class 1 shares gained 30.23% for the 12-month period ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell
  Index), which advanced 19.69% during the same 12 months.

> The Fund also outperformed its peer group, as represented by the Lipper Large-
  Cap Value Funds Index, which rose 24.96% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Seligman Large-Cap Value
  Portfolio -- Class 1            +30.23%   -4.06%   +2.10%   +3.10%
---------------------------------------------------------------------
Russell 1000(R) Value Index
  (unmanaged)                     +19.69%   -8.96%   -0.25%   +2.47%
---------------------------------------------------------------------
S&P 500 Index (unmanaged)         +26.46%   -5.63%   +0.42%   -0.95%
---------------------------------------------------------------------
Lipper Large-Cap Value Funds
  Index                           +24.96%   -6.91%   +0.28%   +0.85%
---------------------------------------------------------------------


As of Dec. 31, 2009, there were no Class 2 shares outstanding and therefore Class 2 performance is not shown.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown for Class 1 and Class 2 shares vary from each other because of differences in expenses but do not reflect expenses that apply to the variable account, annuity contract or life insurance policy, including any administration fees or sales charges. If reflected, returns would be lower than those shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450.

The performance of the indices does not reflect the effect of expenses (excluding Lipper). It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
       SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------


         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

A fund with fewer holdings, such as Seligman Large-Cap Value Portfolio, may be subject to greater volatility than a fund with a greater number of holdings.


--------------------------------------------------------------------------------
4  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

Seligman Large-Cap Value Portfolio (the Fund) Class 1 shares gained 30.23% for the 12 months ended Dec. 31, 2009. The Fund significantly outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 19.69% during the same 12-month period. The Fund also significantly outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which rose 24.96% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
At the beginning of 2009, financial markets were in disarray in the U.S. and around the world, as investors feared the global financial system was on the verge of collapse. In response, we saw a concerted effort by major countries to bolster financial firms, particularly banks, and to stimulate the global economy. The positive impact, along with strong first quarter corporate earnings, alleviated fears and persuaded investors the financial system would stabilize, setting the stage for a robust equity rally. For the balance of the year, the environment progressively improved. We

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                     13.0%
------------------------------------------------
Consumer Staples                           11.3%
------------------------------------------------
Energy                                      8.9%
------------------------------------------------
Financials                                 26.7%
------------------------------------------------
Health Care                                10.1%
------------------------------------------------
Industrials                                17.2%
------------------------------------------------
Information Technology                      3.0%
------------------------------------------------
Materials                                   4.7%
------------------------------------------------
Utilities                                   4.3%
------------------------------------------------
Other(2)                                    0.8%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
       SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

characterize 2009 as a healing year and the stock markets seemed to anticipate that healing early on.

We believe strongly that having a disciplined investment process and sticking with it in the face of fear and uncertainty enabled the Fund to outpace the Russell Index for the fiscal year. We maintained a near fully-invested equity position throughout the year; we did not raise cash and we did not shift the portfolio to a defensive posture. In keeping with our discipline, we were discriminating buyers as other investors ran for the sidelines.

Early on and through most of the year, we kept the Fund overweight in the financial sector when many value managers were reducing exposure. Both the overweight and stock selection added to relative return. For example, we held on to MORGAN STANLEY, which many investors would have been tempted to sell when its price fell into the teens. The stock recovered strongly and was a leading contributor to relative performance during the year. BANK OF AMERICA was another key contributor. On the negative side, U.S. BANCORP detracted from relative return.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Tyson Foods Cl A                            5.1%
------------------------------------------------
JPMorgan Chase & Co                         4.8%
------------------------------------------------
Bristol-Myers Squibb                        4.6%
------------------------------------------------
AES                                         4.3%
------------------------------------------------
Bank of America                             4.1%
------------------------------------------------
General Dynamics                            4.1%
------------------------------------------------
Gap                                         3.8%
------------------------------------------------
Prudential Financial                        3.4%
------------------------------------------------
Humana                                      3.4%
------------------------------------------------
El du Pont de Nemours & Co                  3.4%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Both stock selection and an underweight in utilities also added to relative return.

The Fund had a significant emphasis on industrial stocks, an area that performed well, particularly due to strong stock selection. Two railroads, UNION PACIFIC and CSX, added value as did aerospace and defense contractor GENERAL DYNAMICS, which we added to the Fund later in the year.

We thought 2009 was an opportune time to own consumer-related stocks as we had confidence that consumers would resume spending. High-end retailer NORDSTROM, which we purchased in the latter part of the year, and other retail stocks such as THE GAP had a positive effect on the Fund's results. However, overall stock selection in the consumer discretionary sector detracted from relative performance in the sector.

Stock selection in the health care and materials sectors detracted from relative return. Individual detractors from relative return included health care insurer HUMANA, KRAFT FOODS and crude oil refiner VALERO ENERGY.

CHANGES TO THE FUND'S PORTFOLIO
For the most part, we made few changes to the Fund, though it is important to note that we added to existing positions at opportune times and as money became available for investment.

We added a few new positions including General Dynamics whose price dropped to levels we thought were incredibly low, WAL-MART STORES, whose stock finally appeared attractive to us based on its valuation and positive fundamental changes being implemented by management, and SHERWIN-WILLIAMS, which we believe should benefit when the housing market recovers. As mentioned above, we also bought Nordstrom, which has cut costs, effectively managed inventory and maintained reasonable sales despite the downturn.

We sold the Fund's holdings of Kraft Foods and MEDTRONIC. When we buy a stock, we identify specific factors that we believe will drive the stock's price higher. If our reason for owning the stock no longer holds true, we sell the stock. In the case of Kraft, we thought lower commodity prices would enable the company to maintain or expand its profit margins. That did not happen, and when we saw no other near-term

--------------------------------------------------------------------------------
       SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


benefits for owning Kraft, we decided there were better opportunities elsewhere. Medtronic's original business, heart pacemakers, has leveled off and we do not see consistent strength across its full business line. In our view, Medtronic had also become fully priced, making it less attractive, given our value style.

To summarize the Fund's sector positioning at year-end, the consumer discretionary, consumer staples, industrials and financials positions were larger than those of the Russell Index, while the energy, telecommunications, utilities and information technology positions were smaller.

OUR FUTURE STRATEGY
We believe the economic and investment environments will continue to improve during 2010 -- currently, global economies are improving, interest rates are low and inflation continues to remain muted. As a result, we believe equities could advance further from current levels, though any gains are likely to be at a slower pace than we saw for much of 2009.

We are optimistic about corporate profits as we believe companies are operating quite lean and current inventories are low. If demand rises and companies increase production, as we believe they will, they should be able to raise prices. In the short term, we believe inventory restocking may fuel further gains in U.S. Gross Domestic Product and may help alleviate the high unemployment rate as companies hire workers (though some on a temporary basis) to help meet demand. As employment improves, consumer confidence will likely improve as well.

Eventually, we believe the Federal Reserve Board will raise interest rates as the recovery takes a firmer hold. If this occurs, it may initially distress the stock market, but when investors realize that higher rates are an inevitable consequence of improving economic growth, markets should respond well.


--------------------------------------------------------------------------------
8  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Stock market gains in 2009 were largely driven by institutional investors, while individual investors, as a group, have not yet come back to stocks. At some point we believe they will and that should provide further impetus for rising stock prices. In our view, companies that have made dramatic cost cuts are well-positioned for strong earnings gains. Going forward, we expect the market to shift from a rally that lifts most stocks, to one that specifically rewards successful companies.



(PHOTO - NEIL EIGEN)                   (PHOTO - RICHARD ROSEN)

Neil Eigen                             Richard Rosen
Portfolio Manager                      Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
       SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Large-Cap Value Portfolio Class 1 shares (from 1/1/2000 to 12/31/2009) as compared to the performance of the Russell 1000 Value Index, the S&P 500 Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Value Funds Average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN LARGE-CAP VALUE PORTFOLIO
Class 1 Cumulative value of $10,000                 $13,023    $8,830   $11,095    $13,573
------------------------------------------------------------------------------------------
     Average annual total return                    +30.23%    -4.06%    +2.10%     +3.10%
------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX(1)
     Cumulative value of $10,000                    $11,969    $7,546    $9,875    $12,767
------------------------------------------------------------------------------------------
     Average annual total return                    +19.69%    -8.96%    -0.25%     +2.47%
------------------------------------------------------------------------------------------
S&P 500 INDEX(2)
     Cumulative value of $10,000                    $12,646    $8,405   $10,211     $9,091
------------------------------------------------------------------------------------------
     Average annual total return                    +26.46%    -5.63%    +0.42%     -0.95%
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(3)
     Cumulative value of $10,000                    $12,496    $8,066   $10,139    $10,882
------------------------------------------------------------------------------------------
     Average annual total return                    +24.96%    -6.91%    +0.28%     +0.85%
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS AVERAGE(4)
     Cumulative value of $10,000                    $12,284    $7,666    $9,457    $11,485
------------------------------------------------------------------------------------------
     Average annual total return                    +23.16%    -7.58%    -0.25%     +2.05%
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
10  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN LARGE-CAP VALUE PORTFOLIO LINE GRAPH)

                 SELIGMAN LARGE-CAP                                   LIPPER LARGE-CAP      LIPPER LARGE-CAP
                   VALUE PORTFOLIO     RUSSELL 1000(R)     S&P 500       VALUE FUNDS           VALUE FUNDS
                       CLASS 1          VALUE INDEX(1)    INDEX(2)        INDEX(3)              AVERAGE(4)
                 ------------------    ---------------    --------    ----------------    --------------------
1/1/00                 $10,000             $10,000         $10,000         $10,000               $10,000
3/00                     9,601              10,048          10,229          10,015                 9,974
6/00                     9,461               9,577           9,958           9,801                 9,784
9/00                    11,002              10,330           9,861          10,159                10,416
12/00                   12,583              10,701           9,090          10,195                10,913
3/01                    12,105              10,075           8,012           9,405                10,415
6/01                    12,311              10,567           8,481           9,823                10,923
9/01                    10,736               9,409           7,236           8,573                 9,668
12/01                   11,540              10,103           8,009           9,321                10,538
3/02                    11,739              10,517           8,031           9,500                10,799
6/02                     9,742               9,621           6,955           8,472                 9,754
9/02                     7,249               7,815           5,754           6,892                 7,970
12/02                    7,860               8,535           6,239           7,487                 8,600
3/03                     7,233               8,120           6,043           7,121                 8,169
6/03                     8,722               9,522           6,973           8,292                 9,535
9/03                     9,102               9,719           7,157           8,453                 9,737
12/03                   10,525              11,098           8,029           9,583                11,036
3/04                    10,672              11,434           8,165           9,815                11,295
6/04                    11,104              11,535           8,305           9,918                11,424
9/04                    11,001              11,713           8,150           9,864                11,409
12/04                   12,235              12,929           8,902          10,733                12,478
3/05                    12,476              12,940           8,711          10,644                12,419
6/05                    12,544              13,157           8,830          10,786                12,556
9/05                    12,809              13,668           9,149          11,196                13,028
12/05                   13,534              13,840           9,340          11,405                13,249
3/06                    14,021              14,662           9,733          11,907                13,876
6/06                    14,010              14,748           9,593          11,914                13,882
9/06                    14,335              15,666          10,136          12,605                14,649
12/06                   15,371              16,919          10,815          13,490                15,690
3/07                    15,711              17,129          10,884          13,591                15,841
6/07                    17,114              17,973          11,567          14,471                16,816
9/07                    17,160              17,929          11,802          14,499                16,791
12/07                   16,821              16,890          11,409          13,822                16,004
3/08                    15,655              15,417          10,332          12,504                14,511
6/08                    14,795              14,598          10,050          12,078                13,901
9/08                    13,855              13,706           9,209          11,035                12,833
12/08                   10,423              10,666           7,188           8,708                10,083
3/09                     9,041               8,878           6,396           7,684                 8,764
6/09                    11,292              10,360           7,415           8,940                10,210
9/09                    13,400              12,250           8,573          10,361                11,872
12/09                   13,573              12,767           9,091          10,882                12,412




(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) Lipper Large-Cap Value Funds Index (the Lipper Index) includes the 30 largest large-cap value funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(4) The Lipper Large-Cap Value Funds Average (the Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value relative to the S&P 500 Index. The Lipper Average's returns include net reinvested dividends.*
* On Jan. 1, 2010, the Lipper Index replaced the Lipper Average as one of the Fund's secondary benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the

--------------------------------------------------------------------------------
12  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
-----------------------------------------------------------------------------------------------
Class 1
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,202.00        $7.88(c)       1.42%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.05        $7.22(c)       1.42%
-----------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +20.20% for the six months ended Dec. 31, 2009.
(c) Beginning May 1, 2010, RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.95%. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $5.27 and the hypothetical expenses paid would have been $4.84.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.7%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (9.3%)
General Dynamics                                        1,300                 $88,621
Honeywell Intl                                          1,500                  58,800
United Technologies                                       800                  55,528
                                                                      ---------------
Total                                                                         202,949
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.3%)
Morgan Stanley                                          2,400                  71,040
-------------------------------------------------------------------------------------

CHEMICALS (4.7%)
EI du Pont de Nemours & Co                              2,200                  74,074
Praxair                                                   350                  28,109
                                                                      ---------------
Total                                                                         102,183
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.1%)
US Bancorp                                              3,000                  67,530
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.1%)
Juniper Networks                                        2,500(b)               66,675
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.9%)
Bank of America                                         6,000                  90,360
JPMorgan Chase & Co                                     2,500                 104,175
                                                                      ---------------
Total                                                                         194,535
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.8%)
Costco Wholesale                                          600(c)               35,502
Wal-Mart Stores                                           500                  26,725
                                                                      ---------------
Total                                                                          62,227
-------------------------------------------------------------------------------------

FOOD PRODUCTS (5.1%)
Tyson Foods Cl A                                        9,000(c)              110,430
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Baxter Intl                                               800                  46,944
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
Humana                                                  1,700(b)               74,613
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (4.3%)
AES                                                     7,000(b)               93,170
-------------------------------------------------------------------------------------

INSURANCE (11.5%)
MetLife                                                 2,000                  70,700
Prudential Financial                                    1,500(c)               74,639
Travelers Companies                                     1,000                  49,860
Unum Group                                              3,000(c)               58,560
                                                                      ---------------
Total                                                                         253,759
-------------------------------------------------------------------------------------

MACHINERY (2.6%)
Caterpillar                                             1,000                  56,990
-------------------------------------------------------------------------------------

MULTILINE RETAIL (4.8%)
JC Penney                                               1,700                  45,237
Nordstrom                                               1,600(c)               60,128
                                                                      ---------------
Total                                                                         105,365
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.0%)
Chevron                                                   500                  38,495
Marathon Oil                                            2,000                  62,440
Valero Energy                                           2,500                  41,875
Williams Companies                                      2,500                  52,700
                                                                      ---------------
Total                                                                         195,510
-------------------------------------------------------------------------------------

PHARMACEUTICALS (4.6%)
Bristol-Myers Squibb                                    4,000                 101,000
-------------------------------------------------------------------------------------

ROAD & RAIL (5.4%)
CSX                                                     1,500                  72,735
Union Pacific                                             700                  44,730
                                                                      ---------------
Total                                                                         117,465
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (8.2%)
Gap                                                     4,000                  83,800
Lowe's Companies                                        2,800                  65,492
Sherwin-Williams                                          500(c)               30,825
                                                                      ---------------
Total                                                                         180,117
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TOBACCO (3.5%)
Altria Group                                            1,400                 $27,482
Philip Morris Intl                                      1,000                  48,190
                                                                      ---------------
Total                                                                          75,672
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,918,446)                                                         $2,178,174
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                16,401(d)              $16,401
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $16,401)                                                               $16,401
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (14.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                      310,106                $310,106
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON LOAN
(Cost: $310,106)                                                             $310,106
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,244,953)(e)                                                      $2,504,681
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(d) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(e) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $2,248,454 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $428,451
     Unrealized depreciation                          (172,224)
     ---------------------------------------------------------
     Net unrealized appreciation                      $256,227
     ---------------------------------------------------------





--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model

--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                $2,178,174           $--             $--        $2,178,174
--------------------------------------------------------------------------------------------
Total Equity Securities            2,178,174            --              --         2,178,174
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                           16,401            --              --            16,401
  Investments of Cash
    Collateral Received for
    Securities on Loan               310,106            --              --           310,106
--------------------------------------------------------------------------------------------
Total Other                          326,507            --              --           326,507
--------------------------------------------------------------------------------------------
Total                             $2,504,681           $--             $--        $2,504,681
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.

(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  17

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,918,446)               $2,178,174
  Affiliated money market fund (identified cost $16,401)               16,401
  Investments of cash collateral received for securities on loan
    (identified cost $310,106)                                        310,106
-----------------------------------------------------------------------------
Total investments in securities (identified cost $2,244,953)        2,504,681
Dividends and accrued interest receivable                               3,063
-----------------------------------------------------------------------------
Total assets                                                        2,507,744
-----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                     80
Payable upon return of securities loaned                              310,106
Accrued investment management services fees                             1,397
Accrued transfer agency fees                                              111
Accrued administrative services fees                                      111
Other accrued expenses                                                 12,040
-----------------------------------------------------------------------------
Total liabilities                                                     323,845
-----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $2,183,899
-----------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      216
Additional paid-in capital                                          2,043,639
Undistributed net investment income                                    11,344
Accumulated net realized gain (loss)                                 (131,028)
Unrealized appreciation (depreciation) on investments                 259,728
-----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $2,183,899
-----------------------------------------------------------------------------
Shares outstanding                                                    215,962
-----------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $    10.11
-----------------------------------------------------------------------------
*Value of securities on loan                                       $  296,834
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  44,955
Income distributions from affiliated money market fund                    41
Income from securities lending -- net                                    127
----------------------------------------------------------------------------
Total income                                                          45,123
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                   14,699
Transfer agency fees                                                     799
Administrative services fees                                             799
Compensation of board members                                             58
Custodian fees                                                         6,259
Printing and postage                                                  19,687
Professional fees                                                     22,724
Other                                                                    641
----------------------------------------------------------------------------
Total expenses                                                        65,666
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                       (37,711)
----------------------------------------------------------------------------
Total net expenses                                                    27,955
----------------------------------------------------------------------------
Investment income (loss) -- net                                       17,168
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on investments                             (129,424)
Net change in unrealized appreciation (depreciation) on
  investments                                                        611,978
----------------------------------------------------------------------------
Net gain (loss) on investments                                       482,554
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 499,722
----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                      2009         2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   17,168  $    25,093
Net realized gain (loss) on investments                              (129,424)     274,071
Net change in unrealized appreciation (depreciation) on
  investments                                                         611,978   (1,556,116)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       499,722   (1,256,952)
------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                               (30,001)     (22,736)
  Net realized gain                                                  (218,918)          --
------------------------------------------------------------------------------------------
Total distributions                                                  (248,919)     (22,736)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                         219,232      284,580
Net asset value of shares issued for reinvestment of
  distributions                                                       248,919       22,736
Payments for redemptions of shares                                   (455,119)    (964,871)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      13,032     (657,555)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               263,835   (1,937,243)
Net assets at beginning of year                                     1,920,064    3,857,307
------------------------------------------------------------------------------------------
Net assets at end of year                                          $2,183,899  $ 1,920,064
------------------------------------------------------------------------------------------
Undistributed net investment income                                $   11,344  $    24,177
------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of the Fund held for periods shown. Per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.75       $14.29      $13.15      $11.67      $10.65
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .11         .07         .08         .07
Net gains (losses) (both realized and
 unrealized)                                         2.57        (5.55)       1.17        1.50        1.06
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.66        (5.44)       1.24        1.58        1.13
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)        (.10)       (.10)       (.10)       (.11)
Dividends from net realized gain (loss)             (1.14)          --          --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                 (1.30)        (.10)       (.10)       (.10)       (.11)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.11        $8.75      $14.29      $13.15      $11.67
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       30.23%      (38.03%)      9.43%      13.57%      10.63%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(A)
Gross expenses prior to expense
 waiver/reimbursement                               3.43%        1.95%       1.42%       1.32%       1.34%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.46%        1.54%       1.42%       1.32%       1.34%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .90%         .87%        .51%        .67%        .65%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $4          $5          $5
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               39%          18%         11%         14%         27%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS.

(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statements.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Large-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund has 100 million authorized shares of capital stock. The Fund generally invests at least 80% of its net assets in the common stock of "value" companies with large market capitalization ($4 billion or more) at the time of purchase by the Fund.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required. As of Dec. 31, 2009, there are no Class 2 shares outstanding.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business in the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in

--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.


--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.755% to 0.565% as the Fund's net assets increase. Prior to May 11, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.60% as the Fund's net assets increased. The management fee for the year ended Dec. 31, 2009 was 0.77% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the

--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $13.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses of the Fund's Class 1 shares (excluding fees and expenses of acquired funds*), were 1.46% of the class average daily net assets.

Under an agreement that was effective until May 10, 2009, the Investment Manager contractually agreed to waive certain fees and reimburse certain expenses such that "other expenses" (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses), would not exceed 0.62% per annum of Class 1 average daily net assets.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 1.42% of Class 1 average daily net assets.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.95% of Class 1 average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated $725,587 and $936,932, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009    2008*
---------------------------------------------------------------
Sold                                            21,632   24,141
Reinvested distributions                        24,356    2,622
Redeemed                                       (49,393) (77,350)
---------------------------------------------------------------
Net increase (decrease)                         (3,405) (50,587)
---------------------------------------------------------------


* Certain line items from prior year have been renamed to conform to the current year presentation.

6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of

--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $296,834 were on loan, secured by cash collateral of $310,106 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $127 earned from securities lending from May 8, 2009 through Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $324,022 and $307,621, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from May 8, 2009 through June 17, 2009.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                             2009      2008
---------------------------------------------------------------
Ordinary income                               $ 30,001  $22,736
Long-term capital gain                         218,918       --


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.....................  $  11,390
Undistributed accumulated long-term gain..........  $      --
Accumulated realized loss.........................  $(127,528)
Unrealized appreciation (depreciation)............  $ 256,182


For federal income tax purposes, the Fund had a capital loss carry-over of $121,250 at Dec. 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $6,278 that is treated for income tax purposes as occurring on Jan. 1, 2010.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four

--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
SELIGMAN LARGE-CAP VALUE PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2009

CAPITAL GAIN DISTRIBUTION - the Fund designates $218,918 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  35

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
36  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  37

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
38  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  39

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
40  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

SELIGMAN LARGE-CAP VALUE PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman(R) mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                              SL-9913 A (3/10)

Annual Report
                                                                 (SELIGMAN LOGO)

SELIGMAN PORTFOLIOS

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

SELIGMAN SMALLER-CAP
VALUE PORTFOLIO

SELIGMAN SMALLER-CAP VALUE PORTFOLIO SEEKS LONG-TERM
CAPITAL APPRECIATION.

Seligman Smaller-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   13

Portfolio of Investments...........   15

Statement of Assets and
  Liabilities......................   19

Statement of Operations............   20

Statements of Changes in Net
  Assets...........................   21

Financial Highlights...............   22

Notes to Financial Statements......   24

Report of Independent Registered
  Public Accounting Firm...........   36

Federal Income Tax Information.....   38

Board Members and Officers.........   39

Proxy Voting.......................   43





--------------------------------------------------------------------------------
2  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Smaller-Cap Value Portfolio (the Fund) Class 1 shares gained 35.46% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which increased 20.58% during the same period.

> The Fund also outperformed its peers, as represented by the Lipper Small-Cap
  Core Funds Index and the Lipper Small-Cap Value Funds Index, which rose 34.50% and 33.00%, respectively, during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                     INCEPTION*
                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS    5/1/00
-------------------------------------------------------------------------------
Seligman Smaller-Cap Value
  Portfolio
  Class 1                       +35.46%   -5.16%   -0.14%   +9.52%        N/A
-------------------------------------------------------------------------------
  Class 2                       +35.09%   -5.33%   -0.32%      N/A     +7.04%
-------------------------------------------------------------------------------
Russell 2000 Value Index
  (unmanaged)                   +20.58%   -8.22%   -0.01%   +8.27%     +7.93%
-------------------------------------------------------------------------------
Lipper Small-Cap Core Funds
  Index                         +34.50%   -4.06%   +1.55%   +5.24%     +4.71%
-------------------------------------------------------------------------------
Lipper Small-Cap Value Funds
  Index                         +33.00%   -5.17%   +1.42%   +8.73%     +8.59%
-------------------------------------------------------------------------------



* For classes with less than 10 years performance.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown for Class 1 and Class 2 shares vary from each other because of differences in expenses but do not reflect expenses that apply to the variable account, annuity contract or life insurance policy, including any administration fees or sales charges. If reflected, returns would be lower than those shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450.

The performance of the Russell 2000 Value Index does not reflect the effect of expenses. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
     SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
   X                      SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

A fund with fewer holdings, such as Seligman Smaller-Cap Value Portfolio, may be subject to greater volatility than a fund with a greater number of holdings. Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

Seligman Smaller-Cap Value Portfolio (the Fund) Class 1 shares gained 35.46% for the 12 months ended Dec. 31, 2009. The Fund significantly outperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which gained 20.58% during the same 12-month period. The Fund outperformed its peers, represented by the Lipper Small-Cap Core Funds Index, which rose 34.50%, and the Lipper Small-Cap Value Funds Index, which rose 33.00%, during the same period.

SIGNIFICANT PERFORMANCE FACTORS
At the beginning of 2009, financial markets were in disarray in the U.S. and around the world, as investors feared the global financial system was on the verge of collapse. A concerted effort by major countries to bolster financial firms and stimulate the global economy alleviated those fears and persuaded investors the financial system would stabilize, setting the stage for a robust equity rally. For the balance of the year, the environment progressively improved.

We believe strongly that having a disciplined investment process and sticking with it enabled the Fund to outpace the Russell Index for the

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                     10.1%
------------------------------------------------
Consumer Staples                            8.0%
------------------------------------------------
Energy                                      4.0%
------------------------------------------------
Financials                                 17.0%
------------------------------------------------
Health Care                                 7.6%
------------------------------------------------
Industrials                                29.9%
------------------------------------------------
Information Technology                     19.6%
------------------------------------------------
Materials                                   3.8%
------------------------------------------------
Other(2)                                     --%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
     SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


fiscal year. The small-cap arena tends to be more volatile and it's easy for investors to lose confidence in a stock. Understanding the fundamentals of the companies in the Fund's portfolio helped us maintain our faith in their ability to navigate tough times. Thus, when a stock's valuation suffered, we followed our discipline. We believe that's what made the difference in the Fund's return during its fiscal year.

The Fund's positioning in the financial sector had the largest positive effect on relative performance for the year. The financials weighting was much smaller than that of the Russell Index and the Fund had no exposure to commercial banks; both proved advantageous. Smaller banks were vulnerable to real estate exposure and limited capital. Within the financials group, we did own small insurance companies, which performed better than regional banks during the year.

The Fund had a larger information technology weighting than the Russell Index, an advantage since the information technology sector performed so well. Stock selection within the sector also had a positive effect on relative return. Communications equipment company F5 NETWORKS was a leading contributor for the year. Several semiconductor stocks also had a

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Delta Air Lines                             4.7%
------------------------------------------------
F5 Networks                                 4.1%
------------------------------------------------
WellCare Health Plans                       3.8%
------------------------------------------------
Herbalife                                   3.6%
------------------------------------------------
Cubic                                       3.5%
------------------------------------------------
Lincoln Natl                                3.4%
------------------------------------------------
Quest Software                              3.4%
------------------------------------------------
Hanover Insurance Group                     3.2%
------------------------------------------------
Continental Airlines Cl B                   3.2%
------------------------------------------------
Aspen Insurance Holdings                    2.9%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


notable positive impact on relative performance, including ON SEMICONDUCTOR and CYPRESS SEMICONDUCTOR.

The Fund's positioning in the health care sector added value, largely due to effective stock selection. WELLCARE HEALTH PLANS was a key contributor for the fiscal year. The company provides Medicare health plans -- mainly in Florida, but other states as well. As with many health care stocks, Wellcare's stock price had declined on fear that proposed reform would drive private companies out of business. We evaluated the company's fundamentals and noted that, despite fears about reform, analysts were not cutting the stock's earnings estimates. We found no reason for the stock's declining as much as it did, so we increased the Fund's position in Wellcare. The stock has since rebounded strongly from its prior low.

Having a smaller materials position than the Russell Index was disadvantageous. Selection among materials stocks also detracted, mainly because we held no metal and mining companies or paper stocks in the Fund. These groups advanced sharply on expectations for an improving global economy and rising demand from China. Having a larger industrials weighting than the Russell Index also detracted from relative return.

Individual detractors from relative return included DELTA AIRLINES, CONTINENTAL AIRLINES and property/casualty insurer W.R. BERKLEY.

CHANGES TO THE FUND'S PORTFOLIO
We believe the prospects for technology spending remain positive, particularly because many companies cut spending so sharply as part of their previous cost-reduction efforts. As of year-end, the Fund had a large overweight in the information technology sector relative to the Russell Index.

The Fund's exposure to financials stocks was also significant at year end, though it was smaller than that of the Russell Index. We believe the long-term outlook for financial stocks is positive, even with the possibility of further regulatory reform. We believe the interest rate environment is quite favorable for lenders, and, after slashing costs, many financial services organizations may deliver outsized earnings gains if revenue becomes more normal.


--------------------------------------------------------------------------------
     SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

During the year, we added a number of new stocks to the Fund. These include AEGEAN MARINE PETROLEUM NETWORK, a marine fuel logistics company whose tankers provide fuel to ships at sea and in port. We also added HERBALIFE, maker of nutrition and weight management products, and SOTHEBY'S auction house. Sotheby's had suffered from declining auction sales during the recession, but we expected the stock to perform better as economic expectations improved and it became one of the leading contributors for the year.

We took advantage of a sell-off in LINCOLN NATIONAL to add the stock to the Fund. Its stock was selling far below book value as many investors apparently thought the company, which offers investment and insurance products, was headed for bankruptcy. Lincoln National subsequently rebounded.

OUR FUTURE STRATEGY
We believe the economic and investment environments will continue to improve during 2010 -- currently, global economies are improving, interest rates are low and inflation remains muted. As a result, we believe equities could advance further from current levels, but any gains are likely to be at a slower pace than we saw for much of 2009.

Eventually, as the recovery takes hold, the Federal Reserve will likely raise interest rates. If this occurs, it may initially distress the stock market, but when investors realize that higher rates are an inevitable consequence of improving economic growth, markets should respond well.

Last year's stock market gains were largely driven by institutional investors, while individual investors, as a group, have not yet come back to stocks. We believe they will eventually return, providing further impetus for rising stock prices.


--------------------------------------------------------------------------------
8  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

We remain optimistic about small-cap stock performance as well. We do not think the stocks are overvalued and the universe is very large, so we believe we can continue to find attractive stocks. Since most small-cap companies are domestic, with a few specific products, they tend to be very responsive to economic activity. Of course, we do not know how strong the economy will be, but we think it will be stronger than last year and, in that scenario, we believe these companies could have impressive earnings results.


(PHOTO - NEIL EIGEN)                   (PHOTO - RICHARD ROSEN)
Neil Eigen                             Richard Rosen
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
     SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Smaller-Cap Value Portfolio Class 1 shares (from 1/1/2000 to 12/31/2009) as compared to the performance of the Russell 2000(R) Value Index, the Lipper Small-Cap Core Funds Index, the Lipper Small-Cap Value Funds Index, the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, by visiting seligman.com or calling 1(800) 221-2450. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN SMALLER-CAP VALUE PORTFOLIO
Class 1 Cumulative value of $10,000                 $13,546    $8,530    $9,931    $24,836
------------------------------------------------------------------------------------------
     Average annual total return                    +35.46%    -5.16%    -0.14%     +9.52%
------------------------------------------------------------------------------------------
RUSSELL 2000(R) VALUE INDEX(1)
     Cumulative value of $10,000                    $12,058    $7,732    $9,997    $22,138
------------------------------------------------------------------------------------------
     Average annual total return                    +20.58%    -8.22%    -0.01%     +8.27%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                    $13,450    $8,830   $10,798    $16,664
------------------------------------------------------------------------------------------
     Average annual total return                    +34.50%    -4.06%    +1.55%     +5.24%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS INDEX(3)
     Cumulative value of $10,000                    $13,300    $8,527   $10,732    $23,086
------------------------------------------------------------------------------------------
     Average annual total return                    +33.00%    -5.17%    +1.42%     +8.73%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS AVERAGE(4)
     Cumulative value of $10,000                    $13,196    $8,396   $10,329    $18,317
------------------------------------------------------------------------------------------
     Average annual total return                    +31.96%    -5.66%    +0.65%     +5.86%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS AVERAGE(5)
     Cumulative value of $10,000                    $13,243    $8,293   $10,463    $21,893
------------------------------------------------------------------------------------------
     Average annual total return                    +32.43%    -6.05%    +0.91%     +8.11%
------------------------------------------------------------------------------------------


Results for Class 2 shares can be found on page 3.


--------------------------------------------------------------------------------
10  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN SMALLER CAP VALUE PORTFOLIO LINE GRAPH)


             SELIGMAN SMALLER-CAP                       LIPPER SMALL-CAP    LIPPER SMALL-CAP    LIPPER SMALL-CAP    LIPPER SMALL-CAP
                VALUE PORTFOLIO       RUSSELL 2000         CORE FUNDS          VALUE FUNDS         CORE FUNDS          VALUE FUNDS
                    CLASS 1          VALUE INDEX(1)         INDEX(2)            INDEX(3)           AVERAGE(4)          AVERAGE(5)
             --------------------    --------------     ----------------    ----------------    ----------------    ----------------
12/99               $10,000              $10,000             $10,000              $10,000             $10,000            $10,000
 3/00                10,631               10,382              11,032               10,360              10,898             10,439
 6/00                10,705               10,585              10,855               10,496              10,879             10,494
 9/00                11,980               11,362              11,160               11,217              11,392             11,230
12/00                13,299               12,283              10,693               11,610              11,302             11,793
 3/01                13,186               12,402               9,880               11,898              10,720             11,884
 6/01                14,884               13,845              11,398               13,410              12,243             13,451
 9/01                13,374               11,999               9,404               11,478              10,276             11,692
12/01                16,428               14,005              11,455               13,608              12,223             13,711
 3/02                17,499               15,347              11,864               14,694              12,955             14,952
 6/02                16,176               15,021              10,835               14,095              12,105             14,354
 9/02                13,001               11,823               8,746               11,440               9,857             11,552
12/02                13,903               12,405               9,252               12,083              10,345             12,186
 3/03                13,187               11,775               8,775               11,387               9,837             11,556
 6/03                16,564               14,450              10,578               13,985              11,866             14,012
 9/03                17,856               15,567              11,351               15,308              12,796             15,061
12/03                20,847               18,115              13,037               17,827              14,678             17,445
 3/04                22,404               19,368              13,832               18,890              15,537             18,529
 6/04                22,314               19,532              14,048               19,200              15,743             18,838
 9/04                21,748               19,561              13,847               19,089              15,491             18,648
12/04                25,005               22,144              15,431               21,509              17,495             20,958
 3/05                23,563               21,263              14,948               21,134              16,995             20,614
 6/05                23,035               22,343              15,406               21,796              17,564             21,200
 9/05                22,970               23,034              16,325               22,808              18,546             22,190
12/05                24,013               23,187              16,597               23,112              18,771             22,494
 3/06                27,543               26,318              18,525               25,783              20,973             24,948
 6/06                25,742               25,607              17,643               24,907              20,077             24,107
 9/06                25,757               26,260              17,462               25,025              19,990             24,151
12/06                29,116               28,631              18,871               27,071              21,636             26,173
 3/07                29,777               29,049              19,464               27,932              22,319             26,930
 6/07                32,153               29,718              20,672               29,400              23,569             28,275
 9/07                32,169               27,858              20,084               27,705              22,813             26,577
12/07                30,323               25,832              19,234               25,834              21,607             24,850
 3/08                25,902               24,146              17,467               24,159              19,582             23,097
 6/08                25,865               23,289              17,881               23,701              19,769             22,663
 9/08                23,434               24,445              16,628               23,174              18,715             22,300
12/08                18,335               18,360              12,389               17,356              13,896             16,508
 3/09                15,273               14,754              10,971               14,961              12,149             14,033
 6/09                19,751               17,410              13,410               18,162              14,763             17,321
 9/09                23,502               21,362              15,948               22,151              17,521             21,059
12/09                24,836               22,138              16,664               23,086              18,317             21,893

(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The Lipper Index's returns reflect reinvestment of all dividends and changes in market prices.*
(3) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(4) The Lipper Small-Cap Core Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value relative to the S&P SmallCap 600 Index. The Lipper Average's returns include net reinvested dividends.*
(5) The Lipper Small-Cap Value Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value relative to the S&P SmallCap 600 Index. The Lipper Average's returns include net reinvested dividends.*


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE (continued) -----------------------------------


* On Jan. 1, 2010, the Lipper Small-Cap Core Funds Index and Lipper Small-Cap Value Funds Index replaced the Lipper Small-Cap Core Funds Average and Lipper Small-Cap Value Funds Average, respectively, as secondary benchmarks for the Fund. The Lipper Averages include all funds categorized by Lipper within the broad universe of funds in the Lipper Averages, whereas the Lipper Indexes include only a select peer group from the Lipper Averages. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Indexes and the Lipper Averages will be included for a one-year transition period. Thereafter, only the Lipper Indexes will be included.


--------------------------------------------------------------------------------
12  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class 1
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,257.50       $6.71(c)        1.18%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.26       $6.01(c)        1.18%
------------------------------------------------------------------------------------------

Class 2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,256.70       $8.13(c)        1.43%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.00       $7.27(c)        1.43%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Dec. 31, 2009: +25.75% for Class 1 and +25.67% for Class 2.
(c) Beginning May 1, 2010, RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.02% for Class 1 and 1.27% for Class 2. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $5.80 for Class 1 and $7.22 for Class 2 and the hypothetical expenses paid would have been $5.19 for Class 1 and $6.46 for Class 2.


--------------------------------------------------------------------------------
14  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (100.2%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.5%)
Cubic                                                    90,000            $3,357,000
-------------------------------------------------------------------------------------

AIRLINES (7.9%)
Continental Airlines Cl B                               170,000(b,d)        3,046,400
Delta Air Lines                                         400,000(b,d)        4,552,000
                                                                      ---------------
Total                                                                       7,598,400
-------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Central European Distribution                            80,000(b,d)        2,272,800
-------------------------------------------------------------------------------------

CHEMICALS (2.3%)
Minerals Technologies                                    40,000(d)          2,178,800
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.1%)
Brink's                                                  50,000             1,217,000
Waste Connections                                        80,000(b)          2,667,200
                                                                      ---------------
Total                                                                       3,884,200
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (4.1%)
F5 Networks                                              75,000(b)          3,973,500
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.8%)
Shaw Group                                               60,000(b)          1,725,000
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.5%)
Owens-Illinois                                           45,000(b)          1,479,150
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (2.7%)
Sotheby's                                               115,000(d)          2,585,200
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (6.5%)
Belden                                                   85,000             1,863,200
EnerSys                                                 125,000(b)          2,733,750
Thomas & Betts                                           46,500(b)          1,664,235
                                                                      ---------------
Total                                                                       6,261,185
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.0%)
Exterran Holdings                                        70,000(b,d)        1,501,500
TETRA Technologies                                      210,000(b)          2,326,800
                                                                      ---------------
Total                                                                       3,828,300
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.1%)
Smithfield Foods                                        130,000(b,d)        1,974,700
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Analogic                                                 17,400(d)            670,074
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.2%)
Select Medical Holdings                                  30,000(b)            318,600
WellCare Health Plans                                   100,000(b)          3,676,000
                                                                      ---------------
Total                                                                       3,994,600
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (2.7%)
Eclipsys                                                140,000(b)          2,592,800
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (5.4%)
Burger King Holdings                                     25,400               478,028
Penn Natl Gaming                                         90,000(b)          2,446,200
Texas Roadhouse                                         200,000(b)          2,246,000
                                                                      ---------------
Total                                                                       5,170,228
-------------------------------------------------------------------------------------

INSURANCE (17.1%)
Aspen Insurance Holdings                                110,000(c)          2,799,500
Endurance Specialty Holdings                             70,000(c)          2,606,100
Hanover Insurance Group                                  70,000(d)          3,110,100
Infinity Property & Casualty                             50,000             2,032,000
Lincoln Natl                                            130,000             3,234,400
WR Berkley                                              105,000             2,587,200
                                                                      ---------------
Total                                                                      16,369,300
-------------------------------------------------------------------------------------

IT SERVICES (2.6%)
CACI Intl Cl A                                           50,000(b,d)        2,442,500
-------------------------------------------------------------------------------------

MACHINERY (2.3%)
Mueller Inds                                             85,000             2,111,400
Navistar Intl                                             3,000(b)            115,950
                                                                      ---------------
Total                                                                       2,227,350
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.9%)
Fred's Cl A                                             185,000(d)          1,887,000
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PERSONAL PRODUCTS (3.6%)
Herbalife                                                85,000(c)         $3,448,450
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (2.7%)
School Specialty                                        112,000(b,d)        2,619,680
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.9%)
Cypress Semiconductor                                   200,000(b,d)        2,112,000
ON Semiconductor                                        263,600(b,d)        2,322,316
Varian Semiconductor Equipment Associates                60,950(b,d)        2,186,886
                                                                      ---------------
Total                                                                       6,621,202
-------------------------------------------------------------------------------------

SOFTWARE (6.1%)
Lawson Software                                         390,000(b,d)        2,593,500
Quest Software                                          175,000(b)          3,220,000
                                                                      ---------------
Total                                                                       5,813,500
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.1%)
Aegean Marine Petroleum Network                          37,600(c)          1,033,248
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $88,746,359)                                                       $96,008,167
-------------------------------------------------------------------------------------



MONEY MARKET FUND (--%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                  23,998(e)            $23,998
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $23,998)                                                               $23,998
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (19.4%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     18,605,706           $18,605,706
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $18,605,706)                                                       $18,605,706
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $107,376,063)(f)                                                  $114,637,871
=====================================================================================



The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 10.32% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $107,376,063 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $21,889,171
     Unrealized depreciation                         (14,627,363)
     -----------------------------------------------------------
     Net unrealized appreciation                      $7,261,808
     -----------------------------------------------------------





--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator.

Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                              ---------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)               $96,008,167          $--             $--         $96,008,167
---------------------------------------------------------------------------------------------
Total Equity Securities           96,008,167           --              --          96,008,167
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                           23,998           --              --              23,998
  Investments of Cash
    Collateral Received
    for Securities on Loan        18,605,706           --              --          18,605,706
---------------------------------------------------------------------------------------------
Total Other                       18,629,704           --              --          18,629,704
---------------------------------------------------------------------------------------------
Total                           $114,637,871          $--             $--        $114,637,871
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $88,746,359)                     $ 96,008,167
  Affiliated money market fund (identified cost $23,998)                        23,998
  Investments of cash collateral received for securities on loan
    (identified cost $18,605,706)                                           18,605,706
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $107,376,063)             114,637,871
Capital shares receivable                                                       19,783
Dividends and accrued interest receivable                                       11,728
--------------------------------------------------------------------------------------
Total assets                                                               114,669,382
--------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                         151,555
Payable upon return of securities loaned                                    18,605,706
Accrued investment management services fees                                     75,434
Accrued distribution fees                                                        4,728
Accrued transfer agency fees                                                     4,841
Accrued administrative services fees                                             6,454
Other accrued expenses                                                          42,525
--------------------------------------------------------------------------------------
Total liabilities                                                           18,891,243
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 95,778,139
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                          $     15,184
Additional paid-in capital                                                 102,902,670
Excess of distributions over net investment income                              (1,900)
Accumulated net realized gain (loss)                                       (14,399,623)
Unrealized appreciation (depreciation) on investments                        7,261,808
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 95,778,139
--------------------------------------------------------------------------------------
*Value of securities on loan                                              $ 17,878,060
--------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class 1                     $73,255,391           11,532,576                       $6.35
Class 2                     $22,522,748            3,651,762                       $6.17
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  19

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                     $    484,819
Income distributions from affiliated money market fund                 835
Income from securities lending -- net                               11,647
--------------------------------------------------------------------------
Total income                                                       497,301
--------------------------------------------------------------------------
Expenses:
Investment management services fees                                798,571
Distribution fees -- Class 2                                        48,589
Transfer agency fees
  Class 1                                                           36,501
  Class 2                                                            5,654
Administrative services fees                                        46,508
Compensation of board members                                        2,523
Custodian fees                                                      37,635
Printing and postage                                                47,224
Professional fees                                                   44,627
Other                                                                5,155
--------------------------------------------------------------------------
Total expenses                                                   1,072,987
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                    (830)
--------------------------------------------------------------------------
Total net expenses                                               1,072,157
--------------------------------------------------------------------------
Investment income (loss) -- net                                   (574,856)
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions              (11,122,955)
Net change in unrealized appreciation (depreciation) on
  investments                                                   37,693,309
--------------------------------------------------------------------------
Net gain (loss) on investments                                  26,570,354
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $ 25,995,498
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                   2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   (574,856) $    (890,509)
Net realized gain (loss) on investments                        (11,122,955)    (1,089,345)
Net change in unrealized appreciation (depreciation) on
  investments                                                   37,693,309    (62,280,091)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    25,995,498    (64,259,945)
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class 1                                                     (1,588,590)   (33,558,758)
    Class 2                                                       (501,310)   (10,283,193)
  Tax return of capital
    Class 1                                                            (63)            --
    Class 2                                                            (19)            --
-----------------------------------------------------------------------------------------
Total distributions                                             (2,089,982)   (43,841,951)
-----------------------------------------------------------------------------------------
Proceeds from sales
  Class 1 shares                                                 8,075,270     44,163,742
  Class 2 shares                                                 2,136,746      2,503,070
Reinvestment of distributions at net asset value
  Class 1 shares                                                 1,588,653     33,558,758
  Class 2 shares                                                   501,329     10,283,193
Payments for redemptions
  Class 1 shares                                               (18,783,752)   (77,916,550)
  Class 2 shares                                                (4,787,236)   (10,017,638)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 (11,268,990)     2,574,575
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         12,636,526   (105,527,321)
Net assets at beginning of year                                 83,141,613    188,668,934
-----------------------------------------------------------------------------------------
Net assets at end of year                                     $ 95,778,139  $  83,141,613
-----------------------------------------------------------------------------------------
Excess of distributions over net investment income            $     (1,900) $      (1,558)
-----------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.79       $17.21      $18.51      $16.67      $19.40
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)        (.09)       (.11)       (.12)       (.07)
Net gains (losses) (both realized and
 unrealized)                                         1.73        (6.83)        .90        3.66        (.71)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.70        (6.92)        .79        3.54        (.78)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --          --          --        (.11)
Dividends from net realized gain (loss)              (.14)       (5.50)      (2.09)      (1.70)      (1.84)
Tax return of capital                                (.00)(a)       --          --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (5.50)      (2.09)      (1.70)      (1.95)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.35        $4.79      $17.21      $18.51      $16.67
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.46%      (39.53%)      4.14%      21.25%      (3.98%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.23%        1.22%       1.14%       1.13%       1.14%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.23%        1.22%       1.14%       1.13%       1.14%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.64%)       (.63%)      (.58%)      (.66%)      (.37%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $73          $64        $148        $188        $199
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                8%          14%         27%         32%         23%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.67       $17.03      $18.37      $16.59      $19.26
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        (.11)       (.15)       (.15)       (.10)
Net gains (losses) (both realized and
 unrealized)                                         1.68        (6.75)        .90        3.63        (.70)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.64        (6.86)        .75        3.48        (.80)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --          --          --        (.03)
Dividends from net realized gain (loss)              (.14)       (5.50)      (2.09)      (1.70)      (1.84)
Tax return of capital                                (.00)(a)       --          --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (5.50)      (2.09)      (1.70)      (1.87)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.17        $4.67      $17.03      $18.37      $16.59
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.09%      (39.58%)      3.96%      20.99%      (4.13%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.45%        1.42%       1.33%       1.32%       1.33%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.45%        1.42%       1.33%       1.32%       1.33%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.86%)       (.83%)      (.77%)      (.85%)      (.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23          $19         $41         $41         $36
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                8%          14%         27%         32%         23%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Rounds to zero.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Smaller-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund has 150 million authorized shares of capital stock. The Fund invests at least 80% of its net assets in the common stock of "value" companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Fund.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.935% to 0.745% as the Fund's net assets increase. Prior to May 11, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.80% as the Fund's net assets increased. The management fee for the year ended Dec. 31, 2009 was 0.96% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.06% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $546.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent at an annual rate of 0.06% of the Fund's average daily net assets.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays the Distributor a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class 1.............................................  1.23%
Class 2.............................................  1.45


The management fees waived/reimbursed at the Fund level were $830.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  1.22%
Class 2.............................................  1.47


Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired Funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  1.02%
Class 2.............................................  1.27


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated $6,407,020 and $18,993,391, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                            2009        2008*
------------------------------------------------------------------
CLASS 1
Sold                                         1,929,617   3,947,171
Reinvested distributions                       247,069   7,155,385
Redeemed                                    (3,975,316) (6,357,579)
------------------------------------------------------------------
Net increase (decrease)                     (1,798,630)  4,744,977
------------------------------------------------------------------

CLASS 2
Sold                                           424,412     200,590
Reinvested distributions                        80,341   2,250,152
Redeemed                                      (971,602)   (733,602)
------------------------------------------------------------------
Net increase (decrease)                       (466,849)  1,717,140
------------------------------------------------------------------


* Certain line items from the prior year have been removed to conform to the current year presentation.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $17,878,060 were on loan, secured by cash collateral of $18,605,706 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $11,647 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares

--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



of RiverSource Short-Term Cash Fund aggregated $6,387,778 and $6,363,780, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Dec. 31, 2009.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $574,514 resulting in a net reclassification adjustment to decrease paid-in capital by $574,514.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                           2009         2008
------------------------------------------------------------------
Ordinary income..........................          --  $ 6,182,790
Long-term capital gain...................  $2,089,900   37,659,161
Tax return of capital....................          82           --


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(14,399,624)
Unrealized appreciation (depreciation).........  $  7,259,909


For federal income tax purposes, the Fund had a capital loss carry-over of $14,150,615 at Dec. 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as

--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $249,009 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v.

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other

--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN SMALLER-CAP VALUE PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Smaller-Cap Value Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
36  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Smaller-Cap Value Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  37

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2009

CAPITAL GAIN DISTRIBUTION - the Fund designates $2,089,900 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
38  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2005                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  39

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
40  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  41

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
42  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  43

SELIGMAN SMALLER-CAP VALUE PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman(R) mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                              SL-9917 A (3/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.   Principal Accountant Fees and Services

(a)     Audit Fees. The fees for the year ended Dec. 31, to Ernst &
        Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Portfolios, Inc. were as follows:

                                2009 - $183,560

(b) Audit-Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review, the transfer agent 17Ad-13 review and other consultations and services required to complete the audit for Seligman Portfolios, Inc. were as follows:

                                2009 - $18,234

(c)     Tax Fees. The fees for the year ended Dec. 31, to Ernst &
        Young LLP for tax compliance related services rendered for Seligman Portfolios, Inc. were as follows:

                                2009 - $32,104

(d)     All Other Fees. The fees for the year ended Dec. 31, to
        Ernst & Young LLP for additional professional services rendered for Seligman Portfolios, Inc. were as follows:

                                2009 - $0

(e)    (1) Audit Committee Pre-Approval Policy. Pursuant to
       Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 were pre-approved by the audit committee.

(f)    Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                2009 - $849,024

(h) 100% of the services performed in item (g) above during 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6.   Investments.

(a) The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders.
          Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
          Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    Seligman Portfolios, Inc.

By     /s/ Patrick T. Bannigan
       ----------------------------------------------
       Patrick T. Bannigan
       President and Principal Executive Officer

Date   March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By     /s/ Patrick T. Bannigan
       -----------------------
       Patrick T. Bannigan
       President and Principal Executive Officer

Date   March 5, 2010

By     /s/ Jeffrey P. Fox
       ------------------
       Jeffrey P. Fox
       Treasurer and Principal Financial Officer

Date   March 5, 2010